UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)             (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:           (212) 632-6000

Date of fiscal year end:       12/31

Date of reporting period:      12/31/11

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2011

Lazard Funds Annual Report

Lazard Funds

U.S. Equity	Emerging Markets
Lazard U.S. Equity Value Portfolio	Lazard Emerging Markets Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard Developing Markets Equity Portfolio
Lazard U.S. Mid Cap Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio
Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio
Lazard Emerging Markets Debt Portfolio
Global Equity
Lazard Global Listed Infrastructure Portfolio	Real Estate
Lazard U.S. Realty Income Portfolio
International Equity	Lazard U.S. Realty Equity Portfolio
Lazard International Equity Portfolio	Lazard International Realty Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio	U.S. Fixed Income
Lazard International Small Cap Equity Portfolio	Lazard U.S. High Yield Portfolio
Lazard U.S. Municipal Portfolio

Tactical Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

15	Performance Overviews

35	Information About Your Portfolio’s Expenses

39	Portfolio Holdings Presented by Sector

41	Portfolio Holdings Presented by Region and Credit Rating

42	Portfolios of Investments

42	Lazard U.S. Equity Value Portfolio

44	Lazard U.S. Strategic Equity Portfolio

46	Lazard U.S. Mid Cap Equity Portfolio

48	Lazard U.S. Small-Mid Cap Equity Portfolio

50	Lazard Global Listed Infrastructure Portfolio

52	Lazard International Equity Portfolio

54	Lazard International Equity Select Portfolio

56	Lazard International Strategic Equity Portfolio

58	Lazard International Small Cap Equity Portfolio

60	Lazard Emerging Markets Equity Portfolio

62	Lazard Developing Markets Equity Portfolio

64	Lazard Emerging Markets Equity Blend Portfolio

66	Lazard Emerging Markets Multi-Strategy Portfolio

75	Lazard Emerging Markets Debt Portfolio

81	Lazard U.S. Realty Income Portfolio

83	Lazard U.S. Realty Equity Portfolio

84	Lazard International Realty Equity Portfolio

86	Lazard U.S. High Yield Portfolio

91	Lazard U.S. Municipal Portfolio

95	Lazard Capital Allocator Opportunistic Strategies Portfolio

97	Notes to Portfolios of Investments

102	Statements of Assets and Liabilities

108	Statements of Operations

114	Statements of Changes in Net Assets

122	Financial Highlights

142	Notes to Financial Statements

159	Report of Independent Registered Public Accounting Firm

160	Board of Directors and Officers Information

162	Other Information

169	Tax Information

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During 2011, global equities were volatile amid political and macroeconomic uncertainty, and the majority of markets ended the year in negative territory. Two major drivers of market performance were the ongoing sovereign debt crisis in Europe and Standard & Poor’s downgrade of the U.S. long-term credit rating. Toward year end, stocks were boosted by signs of progress toward resolving Europe’s debt crisis and improving U.S. economic data.

Corporate earnings remained a bright spot in an uncertain market environment, as companies worldwide continued to reduce costs and capital expenditures in pursuit of strong profitability and cash generation. Globally, U.S. stocks led other markets. Developed market equities outperformed their emerging market counterparts, which lagged due to concerns about global growth. China’s economy performed better than many had expected, fueling optimism that the country will be able to manage a soft landing.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times.

We believe that financial markets offer attractive opportunities, and that we possess and continually cultivate the skills, knowledge, and experience to identify and take advantage of these opportunities. We are committed to leveraging our strengths to help you, our valued shareholder, achieve your financial goals.

We sincerely appreciate your continued confidence in our management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

U.S. Equities

The U.S. markets posted relatively flat returns in 2011, though that veiled high volatility, which was largely driven by macroeconomic events. In particular, the sovereign debt crisis in the Eurozone, concerns about inflation in the emerging markets and a hard landing in China, and political disputes by U.S. congressional leaders over the nation’s debt ceiling and the country’s subsequent long-term credit downgrade affected the markets. However, corporate earnings continued to be a bright spot in the uncertain market environment, as companies have been actively reducing costs and capital expenditures in efforts to ensure strong profitability and cash generation, even in a lackluster economic environment. During the fourth quarter of 2011, the markets rose amid greater optimism for a resolution to the debt crisis. Although the outcome of the European Union summit lacked full details, it appeared to be a step toward greater economic integration, which in our view is vital for a comprehensive solution to the sovereign debt crisis. Additionally, investors were heartened as U.S. economic data strengthened over the last several weeks of the year. Claims for new unemployment benefits fell, and both industrial production and consumer spending increased. Sector leadership for the year was led by the traditionally more defensive sectors.

International Equities

International equity markets fell in 2011 as macroeconomic concerns overwhelmed resilient corporate profits. The largest issue was in Europe, where in July the sovereign debt crisis spread inexorably from the smaller periphery countries, such as Greece and Ireland, to the heart of Europe – Spain and Italy. Both countries now have new governments implementing more aggressive reforms, and the Eurozone is moving toward much more centralized fiscal control, while setting up substantial rescue funds. The European Central Bank has provided virtually unlimited three-year liquidity to banks, and has bought substantial quantities of Italian and Spanish debt. However, these actions will likely still fall short of an ultimate solution, and with banks pulling in lending the economic environment appears to be deteriorating. After a summer scare around the Standard & Poor’s downgrade of U.S. long-term sovereign debt, more recent economic indicators in the United States have improved as corporations continue to invest in capital expenditures and consumers start to reduce savings rates again. However, it remains to be seen whether this is sustainable, as the United States has yet to take any material steps toward addressing its own fiscal deficit. In China, the government’s measures to cool the economy, particularly in the housing market, started to make an impact in the second half of the year, and initial signs of easing policy are calming fears of a hard landing. Meanwhile, Japan has recovered remarkably from the severe earthquake and tsunami in March, although it remains exposed to risk from global trade, its strong currency, and ultimately its own debt issues.

In this environment, traditionally cyclical and risk assets performed poorly. Financials, materials, capital goods, technology, and automotive stocks all fell significantly, as did smaller-capitalization and emerging market stocks. The latter was driven in part by weakening currencies as money flowed out of the emerging markets. The better-performing stocks were in the traditionally more defensive sectors, such as health care, consumer staples, and telecom services. The large integrated energy stocks also performed well, but stocks in the utilities sector fell sharply as weak energy demand and harsh government intervention hurt corporate profits.

Emerging Markets Equity and Debt

Faced with concerns over the servicing of European debt and Chinese growth, and thus, overall global economic activity, shares in emerging markets declined considerably in 2011. Emerging market equities underperformed industrialized markets despite the fact that the principal sources of concern emanated from those industrialized nations. There was also a major budget dispute in the U.S. Congress in July, which further bolstered market anxiety. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index) decreased by more than 18% in 2011, as shares in Asia performed less poorly than those in Latin America, or in Eastern Europe, the Middle East, and Asia. There were significant declines during the year, not just in the capital markets, but also in the values of emerging market currencies and commodities.

South Korean shares, particularly automobile and electronic stocks, appeared to benefit from competitive opportunities following the Japanese earthquake. Indonesian and Philippine equities continued to record solid returns as impressive economic growth persisted. Malaysian stocks also rallied, helped by impressive economic performance. Slowing growth, accompanied by stubbornly high inflation, resulted in the underperformance of Indian equities and the rupee.

Annual Report  3

Large Latin American markets had weak performance over the year. Colombian shares were the best performers, helped by strong copper and agricultural commodity prices. Stocks in Mexico started the year poorly, but recovered impressively in the fourth quarter. Argentinean shares were the weakest, hurt by concerns over corporate and political issues.

Mixed performance was registered across most of Eastern Europe, the Middle East, and Africa. Share prices outperformed in South Africa aided by robust commodity prices. The Turkish market was weak, undermined by general risk aversion and the central bank’s application of unorthodox monetary policy. Markets also fell in Hungary and Poland, as both were associated with the challenges facing the European Union, and the former attempted to balance its budget. Egyptian shares fell significantly as a result of the historical political changes that took place in the country during the period.

Traditionally defensive sectors, such as consumer staples, telecom services, consumer discretionary, and utilities, outperformed in 2011. Cyclical sectors, such as industrials and materials, were the weakest performers.

In emerging market debt, prices rallied toward the end of the year after a sell-off in September, but 2011 was a rather moribund year for the asset class. Due to high levels of economic stress that persisted throughout the reporting period, investors were naturally reticent to put money to work, and this manifested itself in low valuations and thinly-traded markets.

Since the market crash of 2007/2008, global growth has rebounded for three straight years. A large part of the recovery in growth has been a result of extraordinary fiscal/monetary stimulus in large developed markets and key emerging markets. That stimulus allowed for cheaper borrowing, which then triggered large increases in global manufacturing in order to re-stock very thin supply chains. The cumulative effect of these positive moves has been increased consumer confidence and higher market prices. However, after three years of economic recovery, most of the “one time” and “low base comparison” effects have subsided. Global economies are now straining under high levels of sovereign debt, made even worse by the movement of personal, corporate, and banking liabilities onto the sovereign balance sheets.

External debt sovereign spreads widened incrementally throughout year, resulting in calendar-year spread widening of 130 basis points (bps) to reach 404 bps over U.S. Treasuries. It should be noted that with the exception of 2008, external debt spreads have not ended the year at such levels since 2002. Consistent with much of the year, external debt spread widening was more than offset by further rallies in U.S. Treasury yields.

Local emerging market debt markets ended the year in slightly positive territory. However, returns were negatively affected by double-digit losses in the foreign exchange component, which were almost offset by local bond carry and additional spread compression by year end.

Real Estate Securities

Real estate investors’ view of 2011 largely depended on where they were invested geographically. In the United States, Real Estate Investment Trusts (REITs) outperformed the broader equities market for the third consecutive year (and nine of the last 11 years), returning more than 8% versus 2% for U.S. stocks in 2011. Resurgent public capital markets, improved fundamentals, and investors’ quest for yield, drove gains across most property sectors. Two of the best-performing sectors, self-storage and multi-family housing, continued to benefit from the decline in homeownership, while regional malls and industrial REITs also delivered strong performance relative to the broader REIT index. Not all sectors were immune from heightened volatility and concerns over economic slowdown stemming from the European debt crisis. Economically-sensitive lodging and service REITs posted negative returns. Strip shopping center and office REITs were also notable underperformers.

Internationally, real estate stocks retreated mainly from regionally-specific issues, such as concerns about China’s ability to navigate decelerating (but still strong) growth coupled with rising inflation rates. Also negatively impacting real estate stocks were global fears of Europe’s financial solvency and slowing growth rates. As a result, international real estate stock returns were down in 2011. While performance of global real estate is tied to local fundamentals and growth over the long term, broad themes played a role in 2011, as investors sought the relative safety of developed or energy-related countries, such as Canada, the United States, and Australia.

4  Annual Report

High Yield Fixed Income

The high yield sector produced strong positive returns for the first half of 2011 but gave almost all of it back in the third quarter as government support programs lapsed and European risks rose. Fourth quarter returns were outsized, resulting in a mid-single-digit market return for the year. Energy and defensive sectors such as cable and utilities outperformed. The CCC-quality sector, which had been the U.S. high yield market leader since December of 2008, finished the year with a negative return of –1.3%.

High-yield market spreads widened by approximately 180 bps over the year, including an approximate 125 bps fall in Treasury yields. BB spreads widened by about 100 bps, while CCC spreads widened by 405 bps. The Merrill Lynch High Yield Master II® Index ended the quarter at a spread of 723 bps over Treasuries. New high-yield bond issuance in the U.S. market was approximately $215 billion for the year, but slowed markedly in the final quarter. Mutual fund flows were volatile but positive over the year, and totaled about $12 billion. The Moody’s trailing twelve-month issuer default rate was 1.8% as of December 2011, down from 3.4% in December of 2010.

U.S. Municipal Fixed Income

Market performance in 2011 raised many questions, as the investment outcomes of many classes of securities diverged from consensus expectations. At the start of the year, the general consensus among fixed-income investors was that developed market government securities were expensive, and that sovereign interest rates would likely rise due to increased financing needs and inflationary commodity pressures. Non-U.S. developed market sovereign credit risk appeared to be contained, while U.S. municipal markets were under intense pressure due to fears of impending defaults across the country. During 2011, various bond yields fell markedly; non-U.S. developed sovereign credit spreads widened exponentially; commodity prices remained contained; and U.S. municipal credit spreads compressed. Ultimately, U.S. municipal securities were the top-performing high-grade sector for 2011, returning 10.7% (as measured by the broad-based Barclays Capital Municipal Bond® Index), while 10-year U.S. Treasuries were up by 9.8%. Additionally, consensus assumptions regarding duration and curve positioning proved to be incorrect, as it was the longer end of the yield curve that drove much of the results.

Another key driver of performance during the year was the strong technical backdrop, as supply could not keep pace with demand. Issuance was relatively low for the year, approximating $295 billion, down 32% from 2010. Modest economic growth, global sovereign risk, and fiscal discipline have helped to attract investors to the municipal sector as an opportunity for additional yield and relative value compared to Treasuries. We believe this reflects a level of comfort among fixed-income investors with the credit risk profile of municipals in spite of negative headlines and uncertain quality ratings.

Lazard U.S. Equity Value Portfolio

For the year ended December 31, 2011, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of –1.47%, while Open Shares posted a total return of –1.77%, as compared with the 0.39% return for the Russell 1000® Value Index.

Stock selection in the consumer discretionary sector contributed to performance. Shares of cable and media company Comcast rose as the company continued to execute well. Stock selection and an overweight position in the consumer staples sector also helped returns. Shares of retailer Wal-Mart increased as the company improved underlying sales growth in both its U.S. and international units, and also kept expenses growing slower than sales. Wal-Mart also increased its dividend and repurchased a significant amount of shares.

In contrast, an underweight exposure to utilities detracted from performance, as the sector was the best performer in the index this year. Many investors moved toward utilities looking for yield, but we found the valuations of many of the companies unappealing. Stock selection in the energy sector also hurt returns. Shares of coal miner Alpha Natural Resources declined as the company, along with a number of other coal producers, reported lackluster earnings, higher than expected costs, and lower guidance.

Lazard U.S. Strategic Equity Portfolio

For the year ended December 31, 2011, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 1.65%, while Open Shares posted a total return of 1.42%, as compared with the 2.11% return for the S&P 500® Index.

Annual Report  5

Stock selection and an underweight position in the financials sector contributed to performance. Shares of NYSE Euronext, one of the world’s largest equities and derivatives exchanges, climbed on the news that it agreed to be acquired by German exchange operator Deutsche Boerse. We exited the position on this activity. Stock selection in the consumer discretionary sector also helped the Portfolio. Shares of cable and media company Comcast rose as the company continued to execute well.

In contrast, stock selection in the energy sector detracted from performance. Shares of Consol Energy fell, along with the broader coal industry, as a result of higher input costs as well as fears of global growth slowing. Stock selection in the consumer staples sector also hurt returns. Shares of Molson Coors Brewing declined as beer volumes have been weaker than expected. Additionally, the company faced continued uncertainty about its capital deployment.

Lazard U.S. Mid Cap Equity Portfolio

For the year ended December 31, 2011, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of –5.58%, while Open Shares posted a total return of –5.84%, as compared with the –1.55% return for the Russell Midcap® Index.

Stock selection in the information technology sector contributed to performance. Shares of Motorola Mobility Holdings, the spin-off of Motorola’s wireless and cable business, climbed after Google forged a deal to buy the company for $12.5 billion. We subsequently sold this position from the Portfolio. A lack of exposure to telecom services also helped returns, as the sector was the worst performer in the index during the year.

In contrast, stock selection in the health care sector detracted from performance. Shares of pharmaceutical company Warner Chilcott, a creator of branded prescription pharmaceutical products, declined on investor concerns over the firm’s levered balance sheet, an FDA review of its osteoporosis drugs, and the risk of generic competition for an oral acne drug. Stock selection in the materials sector also hurt returns. Shares of salt maker Compass Minerals declined on macroeconomic and weather-related concerns.

Lazard U.S. Small-Mid Cap Equity Portfolio

For the year ended December 31, 2011, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of –9.83%, while Open Shares posted a total return of –10.09%, as compared with the –2.51% return for the Russell 2500® Index.

For the year 2011, stock selection in the health care, information technology, and consumer discretionary sectors detracted from performance, while stock selection in the financials sector helped returns.

Performance in the health care sector was hurt by Warner Chilcott. Shares of the company fell during the year on slightly disappointing revenues and earnings. HealthSouth, a provider of inpatient rehabilitative health care services, declined on news of a proposal to cut Medicare spending, which was expected to negatively impact its revenues, as the rule would lead to considerably fewer patients the company could bill under Medicare. The Portfolio exited both of these positions during the year.

In the information technology sector, Quest Software, a provider of application and information availability software solutions, underperformed following two weak quarterly earnings announcements and lowered full-year guidance. Entropic Communications, a designer and developer of semiconductors, hurt returns based on a higher level of competition in the semiconductor industry and analyst downgrades. The position in Entropic Communications was sold during the year.

Modine Manufacturing, a manufacturer of heat-transfer and heat-storage technology products, hurt performance in the consumer discretionary sector. Investors were concerned that demand for the company’s products would be affected by the potential economic slowdown. WMS Industries, a designer and manufacturer of gaming machines and video lottery terminals, also declined for the year after a disappointing earnings announcement caused it to lower its guidance. The Portfolio’s holdings in WMS Industries were sold during the year.

NYSE Euronext, operator of an international stock exchange, outperformed in the financials sector. The company was an acquisition target, pursued by Deutsche Boerse, a German exchange operator, and by two U.S. exchange operators. The bids for NYSE Euronext caused its share price to rise significantly over the period. The position was sold, as it had fulfilled our valuation expectations. Arch Capital Group, a provider of reinsurance and insurance products, also out-

6  Annual Report

performed based on an improved outlook for insurance premiums.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2011, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of –1.55%, while Open Shares posted a total return of –1.95%, as compared with the –0.74% return for the UBS Global 50/50 Infrastructure & Utilities® Index and –5.54% return for the MSCI World® Index.

Australian stocks were among the top contributors to performance during the year. Prior to the global financial crisis, many listed infrastructure stocks in Australia appeared expensive; however, the sharp sell-off in 2009 created a buying opportunity. Over the next two years, corporate restructuring, reassessment of dividend policies and capital injections were undertaken and, importantly, underlying asset fundamentals remained strong. Thus, as fears of a liquidity crisis abated, these stocks were rewarded. This shift coupled with corporate transactions (mainly in the toll road sector), resulted in Australia being the top contributor to 2011 returns, at a country level.

Spark Infrastructure was the biggest contributor to returns over the year due to favorable resolution of regulatory matters and also benefited, along with certain other Australian regulated utilities, such as DUET, as fears were allayed by the Australian Energy Regulator regarding a general increase in regulatory risk. DUET’s strong performance was further compounded by its corporate structure simplification program and equity issuance.

European holdings dominated the top detractors due to general market weakness and stock-specific factors. In 2011, we reduced the Portfolio’s position in European stocks to allow for risks associated with the sovereign debt crisis and the potential for a breakdown in the euro.

Fraport underperformed despite strong traffic growth and higher expected profitability, as the market believed that a downturn in freight at Frankfurt in 2011 was a leading indicator for passenger traffic in 2012. Similarly, Flughafen Wien underperformed, despite expected growth in traffic for 2011, as its new management team wrote off € 74 million in the third quarter, which affected reported results.

Lazard International Equity Portfolio

For the year ended December 31, 2011, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of –7.17%, while Open Shares posted a total return of –7.42%, as compared with the –12.14% return of the MSCI Europe, Australasia, and Far East (EAFE®) Index (the EAFE Index).

Stock selection was the main driver of performance, led by the financials and telecom services sectors. In the financials sector, life insurer AIA Group performed well on strong demand for its services, and we exited the position after the stock reached our estimate of fair value. Daito Trust also performed well despite Japan’s earthquake-related tragedies in March, as the company had little negative exposure and continued to execute well. In the telecom services sector, stock selection was led by Telstra, which performed well amid expectations of a beneficial deal with the Australian government regarding the National Broadband Network.

In contrast, the Portfolio was negatively impacted by its high exposure to the information technology sector as it under-performed the broader market. However, its negative impact was more than offset by positive stock selection in the sector. Exposure to emerging markets detracted from relative returns as the Portfolio’s positions underperformed the broader market.

Lazard International Equity Select Portfolio

For the year ended December 31, 2011, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of –7.14%, while Open Shares posted a total return of –7.41%, as compared with the –13.71% return of the MSCI All Country World Index ex-U.S. (ACWI® ex-U.S.).

The Portfolio benefited from stock selection in the consumer staples sector, as positions in U.K.-based tobacco company British American Tobacco and Belgian brewer Anheuser-Busch InBev performed well on the resilience of their business models in spite of macroeconomic challenges.

Relative returns were also helped by stock selection in the energy sector. During the year, oil and gas producer Royal Dutch Shell performed well as the company benefited from cutting costs and elevated oil prices. British oil and gas explorer Tullow Oil also performed well due to expectations regarding recent exploration success.

Annual Report  7

In contrast, the consumer discretionary sector detracted from relative returns as positions in cyclical stocks, such as automotive companies Honda and Hyundai Mobis, detracted from performance on fears of slowing economic growth. We sold our position in Honda.

The Portfolio was negatively affected by its high exposure to the information technology sector as it underperformed the broader market. However, its negative impact was more than offset by positive stock selection in the sector, as positions in Brazilian payment processor Cielo performed well on speculation of a possible partnership with a Chinese company. In addition, German software company SAP performed well due to strong sales momentum.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2011, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of –9.70%, while Open Shares posted a total return of –10.01%, as compared with the –12.14% return for the EAFE Index.

Stock selection was strong in the materials sector, where housing materials manufacturer James Hardie reported strong results over the year despite a difficult external demand environment. The Portfolio’s domestic Japanese holdings were also resilient, particularly discount retailer Don Quijote and apartment builder Daito Trust Construction. In the health care sector, GlaxoSmithKline and Sanofi performed well as the sector rerated, while in the financials sector life insurer Prudential and Finnish financial services group Sampo proved relatively immune to the Eurozone travails. High exposure to, and stock selection in the consumer staples sector, particularly Unilever, brewer Anheuser-Busch InBev, and tobacco company British American Tobacco, also helped performance.

In contrast, the Portfolio’s exposure to emerging markets mostly hurt performance in 2011. The largest detractor from relative returns was Egyptian bank Commercial International Bank, as the country underwent a revolution during the period. The Portfolio’s South African holdings were hurt by the rand’s weakness relative to the U.S. dollar, and platinum miner Aquarius Platinum was negatively impacted by rising cost pressure. In Brazil, building materials company Duratex was hurt by the government’s credit policies, which adversely affected furniture demand. These stocks outweighed the strong performance from Indonesian television company Media Nusantara Citra, which benefited from continued strong demand and pricing power. Outside of emerging markets, stock selection was weak in the energy sector, with oil services companies Aker Solutions and Tecnicas Reunidas reporting disappointing results, and oil exploration company Cairn Energy failing to find commercial hydrocarbons in Greenland. A low exposure to the telecom services sector also detracted from relative returns, as the sector outperformed the broader market. The Portfolio subsequently sold its positions in Aquarius Platinum, Duratex, Aker Solutions, Tecnicas Reunidas and Cairn Energy.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2011, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of –14.11%, while Open Shares posted a total return of –14.36%, as compared with the –15.94% return for the EAFE Small Cap Index.

Stock selection in Continental Europe and the United Kingdom was very strong while at a regional level, stock selection in Asia ex-Japan detracted. Stock selection in the health care and consumer discretionary sectors were the biggest contributors to performance, while stock selection in energy and industrials detracted from returns.

Telenet Group Holding, a Belgian telephone, cable, and internet service provider, was a top performer. The company gained market share in both fixed telephony and broadband services subscribers, helped in part by a recent win of the television rights for domestic football. It has an attractive shareholder returns policy and, in particular, has announced a plan involving an exceptionally high payout over the coming two years. Rightmove, which operates a website that lists U.K. real estate properties, also helped returns. The company benefited from stabilization in the housing market, which has allowed it to raise listing service subscription prices. Throughout the year, the company issued positive trading statements confirming strong trends, and continues to buy back its shares.

Man Wah Holdings, a Chinese furniture manufacturer and retailer, contributed to the underperformance in the Asia ex-Japan region. It is a leading furniture company in China, and also has a strong presence in the U.S. market. It was unable to raise prices sufficiently to offset higher input costs (e.g. leather) and was forced to revise down earnings guidance in consecutive reporting periods. We took the opportunity to exit this position. Ezra Holdings, which provides integrated offshore support and marine services, also detracted from

8  Annual Report

performance. The company completed its acquisition of Aker Marine Contractors in March, and has rapidly added to its order book for sub-sea services. However, the stock has underperformed due to concerns about the company’s increased financial burden and ability to execute in its new business.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2011, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of –17.75%, while the Open Shares posted a total return of –18.02%, as compared with the –18.42% return for the EM Index.

Stock selection in the information technology sector added to relative returns, as Cielo and Redecard, both Brazilian credit card processors, performed well following expectations of strong results driven by volume growth and stable margins. Stock selection in Brazil helped performance, as Companhia de Bebidas das Americas, a beverage company, had strong share price performance due to rising volumes and pricing for its products. In addition, a higher-than-index exposure to the consumer staples sector also helped performance.

In contrast, stock selection in the financials sector hurt performance. Turkiye Is Bankasi, a Turkish bank, was negatively affected by central bank policies and a market regulator’s investigation into claims of opposition party influence on the company’s policies. Punjab National Bank, an Indian bank, fell as a result of potentially slower growth due to the slowing economy, and the risk of increased credit costs as interest rates rose in India.

Vale, a Brazilian iron ore mining company, detracted from relative returns, as shares fell amid concerns regarding potential changes in royalties and government pressure for the CEO to resign. Stock selection in the telecom services sector also hurt performance for the year.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2011, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of –26.15%, while the Open Shares posted a total return of –26.34%, as compared with the –18.42% return for the EM Index.

For the year, stock selection was the largest drag on performance, particularly in the consumer discretionary sector. Corporacion Geo, a Mexican homebuilder, declined following the release of its 2010 year-end results, which led to concerns about its future growth rate. Shares of Geely Automobile, a Chinese automobile manufacturer and retailer, declined on concerns of slowing growth in China. Man Wah hurt performance, and we exited the position based on our expectation of declining margins.

While an overweight exposure to the consumer discretionary sector slightly offset weak stock selection in the sector, stock selection in, and an overweight exposure to, the financials sector detracted from the Portfolio’s relative returns. Shares of Halyk Savings Bank, a Kazakh bank, declined due to concerns over loan quality and growth. Shriram Transport Finance, an Indian commercial vehicle financing company, performed poorly following higher loan loss provisions relating to a mining ban within certain states in India.

Although the Portfolio ended 2011 with higher-than-index exposures to China and Russia, positions in these regions hurt performance during the year as concerns about a hard landing in China and political uncertainty in Russia created headwinds to performance. Stock selection in Mexico also had a negative effect.

Stock selection in, and a smaller-than-index exposure to, the consumer staples and telecom services sectors detracted from relative returns as the market gravitated toward the sectors’ defensive nature.

Stock selection in the industrials sector was strong for the year, although a higher-than-index exposure limited its positive impact. Marcopolo, a Brazilian bus body manufacturer, performed well due to solid earnings results and strong business momentum. Similarly, a lower-than-index exposure to information technology limited the value added by stock selection in that sector.

Stock selection in South Korea and a lower-than-index exposure to India helped performance during the period. Shares of Hyundai Mobis, a South Korean auto parts company, outperformed as its business continued to perform well amid the volatile environment.

Annual Report  9

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2011, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of –20.43%, while Open Shares posted a total return of –20.74%, as compared with the –18.42% return of the EM Index.

The Portfolio is managed using a combination of two of the Investment Manager’s equity strategies in emerging markets, namely a relative value and a relative growth strategy. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and relative growth strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the weighting of these economic contexts during 2011 reflected a consideration of many factors, including the Eurozone sovereign debt crisis; global macro data readings, particularly the Purchasing Managers’ Index (a measure of economic activity) in China, the United States, the United Kingdom, and the Eurozone; inflation in both the emerging and developed markets; commodity prices; investment flows into emerging markets; U.S. Federal Reserve and European Central Bank policies; U.S. and European policymakers’ initiatives; as well as employment and U.S. housing sector data.

In the second quarter of 2011, we increased the Portfolio’s overweight in relative growth, as we believed that capital would continue to seek higher-yielding assets in emerging markets, where debt levels and fiscal policies were on a more sustainable trajectory. At the beginning of June, we shifted to a modest overweight in relative value. We believed that a plateau or pullback in global manufacturing activity, together with a renewal of sovereign debt concerns in the Eurozone (which could dampen risk appetite, weaken the euro, and have a detrimental impact on demand from Europe, a large export destination for emerging market products) would favor value companies relative to growth companies within emerging markets. In the third quarter, we increased our overweight in value, as we believed that slowing manufacturing activity and weakening aggregate demand, in addition to austerity in the Eurozone and calls for fiscal consolidation in the United States, would favor more mature companies with higher levels of free cash flow, stable income streams, and that are less dependent on sales growth and debt financing. At the beginning of the fourth quarter, we reduced our overweight in value, as we believed that the heightened potential for a rebound in commodity prices (due to low inventory levels), stabilizing demand dynamics, and more attractive emerging market equity valuations reduced the probability of underperformance by growth companies with greater leverage and higher levels of capital expenditures. We subsequently shifted to a small overweight in growth, as we felt that an alleviation of liquidity concerns in the Eurozone, reduced probability of a recession in the United States, and stability of manufacturing data would gradually reduce volatility and favor relative growth companies in emerging markets over their relative value counterparts.

In 2011, stock selection in the information technology, materials, and industrials sectors helped performance, as did stock selection in South Korea and Brazil. In contrast, stock selection in the financials, telecom services, and energy sectors detracted from performance, as did stock selection in China and Mexico, and overweight exposures to Egypt and Turkey.

Lazard Emerging Markets Multi-Strategy Portfolio

For the period March 31, 2011 (the Portfolio’s inception) through December 31, 2011, the Lazard Emerging Markets Multi-Strategy Portfolio’s Institutional Shares posted a total return of –13.79%, while Open Shares posted a total return of –13.67%, as compared with the –20.06% return of the EM Index.

The Portfolio is managed by allocating assets among various emerging markets equity, debt and currency strategies; currently two of the Investment Manager’s equity strategies in emerging markets, namely a relative value and a relative growth strategy, and two of the Investment Manager’s fixed-income strategies in emerging markets, namely a debt and an income strategy. The Investment Manager considers four broad economic contexts pertinent to allocation decisions among the strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the weighting of these economic contexts during 2011 reflected a consideration of many factors, including the Eurozone sovereign debt crisis; global macro data readings, particularly the Purchasing Managers’ Index (a measure of economic activity) in China, the United States, the United Kingdom, and the Eurozone; inflation in

10  Annual Report

both the emerging and developed markets; commodity prices; investment flows into emerging markets; U.S. Federal Reserve and European Central Bank policies; U.S. and European policymakers’ initiatives; as well as employment and U.S. housing sector data.

From inception, the Portfolio was initially overweight in equity versus fixed income and overweight in growth, within the equity allocation. During the second quarter of 2011, we increased our overweight in growth within the equity allocation, as we believed that capital would continue to seek higher-yielding assets in emerging markets, where debt levels and fiscal policies were on a more sustainable trajectory. At the beginning of June, we shifted to a modest overweight in value. We believed that a plateau or pullback in global manufacturing activity, together with a renewal of sovereign debt concerns in the Eurozone (which could dampen risk appetite, weaken the euro, and have a detrimental impact on demand from Europe, a large export destination for emerging market products) would favor value companies relative to growth companies within emerging markets. In the third quarter, we increased our overweight in value within the Portfolio’s equity allocation, as we believed that slowing manufacturing activity and weakening aggregate demand, in addition to austerity in the Eurozone and calls for fiscal consolidation in the United States, would favor more mature companies with higher levels of free cash flow, stable income streams, and that are less dependent on sales growth and debt financing. Subsequently, we shifted from an overall overweight in equity to an overall overweight in fixed income, as we felt that debt prices would be much more resilient as compared to equities, thanks to healthy balance sheets and lower levels of indebtedness for emerging market companies in general. In addition, within fixed income, we increased the Portfolio’s relative allocation to the debt strategy compared to the income strategy, due to the generally greater sensitivity of external debt to Treasuries as compared to local debt, and the propensity for sovereigns to use currency depreciation as a means to support growth. At the beginning of the fourth quarter, we reduced our overweight to value within the Portfolio’s equity allocation, as we believed that the heightened potential for a rebound in commodity prices (due to low inventory levels), stabilizing demand dynamics, and more attractive emerging market equity valuations reduced the probability of underperformance by growth companies with greater leverage and higher levels of capital expenditures. We subsequently shifted to an overweight in equity as opposed to fixed income and, within equity, established a small overweight in growth, as we felt that an alleviation of liquidity concerns in the Eurozone, reduced probability of a recession in the United States, and stability of manufacturing data would gradually reduce volatility and favor equity over fixed income and favor relative growth companies in emerging markets over their relative value counterparts.

For the period since the Portfolio’s inception through December 31, 2011, stock selection in the information technology, materials, and utilities sectors helped performance, as did an underweight position in materials, stock selection in South Korea and Brazil, long positions in Colombian peso, and sovereign credit bonds. In contrast, stock selection in the financials, consumer discretionary, and telecom services sectors detracted from performance, as did stock selection in China and Mexico, overweight exposures to Russia and Kazakhstan, and positions in Polish zloty.

Lazard Emerging Markets Debt Portfolio

For the period from February 28, 2011 (the Portfolio’s inception) through December 31, 2011, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 1.64%, while Open Shares posted a total return of 1.34%, as compared with the 2.99% return of the 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index. The Portfolio ended the year approximately 50% invested in local currency debt versus 50% in external debt.

For the period from the Portfolio’s inception through December 31, 2011, the Portfolio’s underperformance versus the benchmark was primarily due to bid-offer spreads from initial investing of the Portfolio, and an overweight in local currency bonds, which underperformed hard currency. However, during the sell-off in August and September, and rally through the end of the year, the Portfolio outperformed the benchmark. Positive contributors to performance included overweight positions in sovereign credit in Venezuela, Ivory Coast, and Peru, and an overweight position in local currency in Indonesia.

Lazard U.S. Realty Income Portfolio
For the period from September 26, 2011 (inception of the Portfolio’s Institutional Shares) through December 31, 2011, the Lazard U.S. Realty Income Portfolio’s Institutional

Annual Report  11

Shares posted a total return of 9.71%, as compared with the 8.98% return of the 50% Wells Fargo Hybrid and Preferred Securities REIT® Index/50% FTSE NAREIT All Equity REITs® Index. For the calendar year ended December 31, 2011, the Lazard U.S. Realty Income Portfolio’s Open Shares posted a total return of –0.16%, as compared with the 9.61% return of the index.

For the Portfolio’s Open Shares, detractors among the common shares investments included an overweight position in the economically-sensitive real estate finance sectors, which came under pressure as the European fiscal crisis led to a sell-off and resultant flight to safety. Real estate finance companies also declined during 2011, but the price decline was somewhat offset by their high relative yields.

While the Portfolio’s Open Shares started off the year with approximately 60% allocated to REIT preferred shares, we shifted toward common shares as the real estate recovery continued, ending 2011 with approximately 38% of the Portfolio in REIT preferred shares. For the Portfolio’s Open Shares, preferred share investments were concentrated in higher-yielding, unrated issues throughout the year, which underperformed on a relative basis, as investors were willing to pay premiums for higher-rated, lower-yielding issues. Also detracting from performance were overweight positions in Cogdell Spencer and CommonWealth REIT.

Contributors to performance included an overweight position in the lodging sector, as the sector benefited from strong fundamental demand with limited new supply. Also contributing to performance were overweight positions in Cedar Realty and Sun Communities though the Portfolio did take the opportunity to sell its position in Sun Communities.

Lazard U.S. Realty Equity Portfolio

For the period from September 26, 2011 (inception of the Portfolio’s Institutional Shares) through December 31, 2011, the Lazard U.S. Realty Equity Portfolio’s Institutional Shares posted a total return of 20.84%, as compared with the 13.56% return of the FTSE NAREIT All Equity REITs Index. For the calendar year ended December 31, 2011, the Lazard U.S. Realty Equity Portfolio’s Open Shares posted a total return of 9.91%, as compared with the 8.28% return of the index.

In terms of relative performance, the Portfolio’s Open Shares benefited from overweight positions in regional mall REITs Glimcher Realty Trust and CBL & Associates. Both companies continued to shed historical stigmas with solid operating performance. Also helping the Portfolio’s performance was an overweight position in First Industrial Realty Trust, which continued to benefit from opportunistic deleveraging, strategic asset sales, and sound corporate management.

Detractors from performance for the Portfolio’s Open Shares included an underweight position in health care REITs. Due to our perception of high valuations without sufficient earnings growth support in the health care REIT sub-sector, the Portfolio was underweight health care REITs. However, the sub-sector outperformed as investors sought the defensive characteristics of this asset class. Poor selection within this sub-sector, specifically an investment in Cogdell Spencer, hurt overall relative performance. Also hurting performance was an overweight position in real estate service companies. Service companies came under pressure during the second half of the year, as investors feared a dramatic fall-off in investment and leasing activity.

Lazard International Realty Equity Portfolio

For the period from September 26, 2011 (inception of the Portfolio’s Institutional Shares) through December 31, 2011, the Lazard International Realty Equity Portfolio’s Institutional Shares posted a total return of 0.09%, as compared with the 2.48% return of the FTSE EPRA/NAREIT Global ex-U.S.® Index. For the calendar year ended December 31, 2011, the Lazard International Realty Equity Portfolio’s Open Shares posted a total return of –20.35%, as compared with the –16.89% return of the index.

Contributors to relative performance during 2011 for the Portfolio’s Open Shares included Japan, despite the country’s underperformance to the index. The Portfolio’s best performer was Daito Trust Construction, a for-rent developer and landlord, which strongly outperformed as it gained significant market share during 2011, and continued to post strong order growth. Further helping performance was the Portfolio’s underweight allocation to the United Kingdom.

Detractors from relative performance during 2011 for the Portfolio’s Open Shares included Renhe, a Chinese retail real estate developer, as share price weakness was related to difficulty in collecting accounts receivable and resultant liquidity concerns. As a result, we exited from this position. An

12  Annual Report

underweight allocation to Canada detracted from relative performance. Canada trailed only the United States in total returns for real estate stocks for the year. An overweight allocation to Brazil detracted from relative performance, excluding currency. Brazil was the worst-performing country in the international index in 2011. The region’s homebuilders, and our position in Gafisa, underwent a significant sell-off during 2011.

Lazard U.S. High Yield Portfolio

For the year ended December 31, 2011, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 5.17%, while Open Shares posted a total return of 4.89%, as compared with the 4.38% return for the Merrill Lynch High Yield Master II Index.

Portfolio performance lagged in the first half, outperformed in the third quarter, and modestly underperformed in the fourth quarter. Our higher-quality focus led to the out-performance for all of 2011. Approximately 52% of the invested Portfolio is rated BB– or better by Standard & Poor’s, and approximately 73% is rated B+ or better. The Portfolio experienced no defaults in 2011.

Performance was helped by overweight positions in the cable and healthcare sectors, and by underweight positions in bank and finance-related sectors. Performance was hurt by overweight positions in the gaming/hotel and building materials sectors.

Lazard U.S. Municipal Portfolio

For the 10 months from February 28, 2011 (the Portfolio’s inception) through December 31, 2011, the Lazard U.S. Municipal Portfolio’s Institutional Shares posted a total return of 4.46%, while Open Shares posted a total return of 4.20%, as compared with the 6.05% return for the Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index.

The Portfolio underperformed the index primarily due to a shorter relative duration and an underweight allocation to the 10-year maturity sector. An overweight in higher-rated issues and an underweight allocation to California issues also detracted from performance. Since the Portfolio’s inception, AAA general obligation bond yields fell dramatically across the yield curve, with 11 and 12-year yields posting the largest declines. In addition, credit spreads tightened as well over this time period. Finally, of the larger issuers in the marketplace, California issues posted notably strong performance. The Portfolio’s performance was helped by an overweight to Illinois municipal bonds (which posted impressive returns), an overweight in the medical sector, and an underweight in the power sector.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2011, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of –3.28%, while Open Shares posted a total return of –3.72%. The benchmark returns for the year ended December 31, 2011 were –5.54% for the MSCI World Index and 0.26% for the Global Asset Allocation Blended Index[1]. Three of the Portfolio’s four sectors, thematic, contrarian, and discounted, detracted from returns for the year, while diversifying investments contributed positively to performance.

The thematic sector, which represented approximately 44% of the Portfolio at the end of 2011, was hurt by country and sector investments focused on emerging markets growth. Specifically, investments with allocations to South Korea, China, Taiwan, Chile, agribusiness, materials, and water detracted from performance. The Portfolio exited its positions with exposure to Chile and water during the year. Contrarian investments, which comprised approximately 16% of the Portfolio as of year end, also hurt performance, as investments with allocations to Japan, Japan small cap, and financials declined. The positions in Japan and financials were sold during the year. Investments in the discounted sector, approximately 7% of the Portfolio as of year end, detracted from performance due to discount widening in The China Fund, a closed-end fund.

In the diversifying sector, which comprised approximately 33% of the Portfolio as of year end, short exposure to a basket of European financial companies significantly added to performance. The Portfolio exited this position close to year end, as it reached our valuation expectations. Positions in high yield fixed income, short-term corporate bonds, gold, and utilities also helped the Portfolio’s performance for the year.

Annual Report  13

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

[1]

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index.

14  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns* Periods Ended December 31, 2011
	One Year	Five Years	Since Inception	†

Institutional Shares**	–1.47%	–2.23%	1.89%

Open Shares**	–1.77%	–2.49%	1.61%

Russell 1000 Value Index	0.39%	–2.64%	1.29%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

Annual Report  15

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended December 31, 2011
	One Year	Five Years	Since Inception	†

Institutional Shares**	1.65%	–0.93%	2.35%

Open Shares**	1.42%	–1.24%	2.07%

S&P 500 Index	2.11%	–0.25%	2.61%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

16  Annual Report

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Years Ended December 31, 2011
	One Year	Five Years	Ten Years

Institutional Shares**	–5.58%	–0.69%	5.24%

Open Shares**	–5.84%	–0.94%	4.95%

Russell Midcap Index	–1.55%	1.41%	6.99%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  17

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns* Years Ended December 31, 2011
	One Year	Five Years	Ten Years

Institutional Shares**	–9.83%	1.25%	5.49%

Open Shares**	–10.09%	0.93%	5.22%

Russell 2500 Index	–2.51%	1.24%	6.57%

Russell 2000/2500 Linked Index	–2.51%	1.07%	6.10%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

18  Annual Report

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index and MSCI World® Index*

Average Annual Total Returns* Periods Ended December 31, 2011
	One Year	Since Inception	†

Institutional Shares**	–1.55%	2.45%

Open Shares**	–1.95%	2.08%

UBS Global 50/50 Infrastructure & Utilities Index	–0.74%	1.64%

MSCI World Index	–5.54%	2.75%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

Annual Report  19

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns* Years Ended December 31, 2011
	One Year	Five Years	Ten Years

Institutional Shares**	–7.17%	–2.81%	4.79%

Open Shares**	–7.42%	–3.11%	4.50%

EAFE Index	–12.14%	–4.72%	4.67%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

20  Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI ex-U.S. and EAFE/ACWI ex-U.S. Linked Index*

Average Annual Total Returns* Years Ended December 31, 2011
	One Year	Five Years	Ten Years

Institutional Shares**	–7.14%	–4.01%	3.55%

Open Shares**	–7.41%	–4.30%	3.24%

MSCI ACWI ex-U.S.	–13.71%	–2.92%	6.31%

EAFE/ACWI ex-U.S. Linked Index	–13.71%	–4.94%	4.55%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-U.S.is a free floated-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging market, excluding the United States. The EAFE/ACWI ex-U.S. Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-U.S. for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  21

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2011

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†

International Strategic Equity Portfolio**	–9.70%	–2.21%	3.25%		–10.01%	–2.54%	0.61%

EAFE Index	–12.14%	–4.72%	1.01%		–12.14%	–4.72%	–1.14%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

22  Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and EAFE Small Cap Index*

Average Annual Total Returns*
Years Ended December 31, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	–14.11%	–6.71%	6.45%

Open Shares**	–14.36%	–6.95%	6.13%

EAFE Small Cap Index	–15.94%	–4.14%	9.01%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  23

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Years Ended December 31, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	–17.75%	3.53%	16.00%

Open Shares**	–18.02%	3.18%	15.68%

EM Index	–18.42%	2.40%	13.86%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

24  Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2011

	One Year	Since Inception	†

Institutional Shares**	–26.15%	8.32%

Open Shares**	–26.34%	8.01%

EM Index	–18.42%	7.19%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Annual Report  25

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2011

	One Year	Since Inception	†

Institutional Shares**	–20.43%	–0.50%

Open Shares**	–20.74%	–0.85%

EM Index	–18.42%	1.63%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

26  Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Strategy Portfolio and EM Index*

Total Returns*
Period Ended December 31, 2011

	Since Inception	†

Institutional Shares**	–13.79%

Open Shares**	–13.67%

EM Index	–20.06%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

Annual Report  27

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio and 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index

Total Returns*
Period Ended December 31, 2011

	Since Inception	†

Institutional Shares**	1.64%

Open Shares**	1.34%

50% JPMorgan EMBI Global Diversified Index/50% JPMorgan GBI-EM Global Diversified Index	2.99%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global. They limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

28  Annual Report

Lazard U.S. Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard U.S. Realty Income Portfolio, 50% Wells Fargo Hybrid and Preferred Securities REIT® Index/50% FTSE NAREIT All Equity REITs® Index (the “Realty Income Indices”), Dow Jones U.S. Select Real Estate Securities® Index, BofA Merrill Lynch Fixed Rate Preferred Securities® Index and S&P 500 Index

Average Annual Total Returns*
Periods Ended December 31, 2011

	Institutional Shares		Open Shares
	Since Inception	†	One Year	Since Inception	†

U.S. Realty Income Portfolio**	9.71%		–0.16%	11.43%

Realty Income Indices	8.98%		9.61%	10.63%

Dow Jones U.S. Select Real Estate Securities Index	N/A		8.87%	–1.14%

BofA Merrill Lynch Fixed Rate Preferred Securities Index	N/A		4.11%	2.81%

S&P 500 Index	N/A		2.11%	1.66%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Dow Jones U.S. Select Real Estate Securities Index measures the performance of publicly traded real estate securities. The BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Portfolio’s Open Shares previously compared performance to the Dow Jones U.S. Select Real Estate Securities Index and BofA Merrill Lynch Fixed Rate Preferred Securities Index. The Investment Manager believes that the Realty Income Indices are more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

Annual Report  29

Lazard U.S. Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard U.S. Realty Equity Portfolio, FTSE NAREIT All Equity REITs Index, Dow Jones U.S. Select Real Estate Securities Index and S&P 500 Index

Average Annual Total Returns*
Periods Ended December 31, 2011

	Institutional Shares		Open Shares
	Since Inception	†	One Year	Since Inception	†

U.S. Realty Equity Portfolio**	20.84%		9.91%	33.40%

FTSE NAREIT All Equity REITs Index	13.56%		8.28%	21.04%

Dow Jones U.S. Select Real Estate Securities Index	N/A		8.87%	21.74%

S&P 500 Index	N/A		2.11%	14.11%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Dow Jones U.S. Select Real Estate Securities Index measures the performance of publicly traded real estate securities. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Portfolio’s Open Shares previously compared performance to the Dow Jones U.S. Select Real Estate Securities Index. The Investment Manager believes that FTSE NAREIT All Equity REITs Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

30  Annual Report

Lazard International Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard International Realty Equity Portfolio, FTSE EPRA/NAREIT Global ex-U.S.® Index and S&P Developed ex-U.S. Property® Index

Average Annual Total Returns*
Periods Ended December 31, 2011

	Institutional Shares		Open Shares
	Since Inception	†	One Year	Since Inception	†

International Realty Equity Portfolio**	0.09%		–20.35%	18.82%

FTSE EPRA/NAREIT Global ex-U.S. Index	2.48%		–16.89%	12.48%

S&P Developed ex-U.S. Property Index	N/A		–14.71%	12.87%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE EPRA/NAREIT Global ex-U.S. Index is a free-float adjusted market capitalization index that is designed to measure the performance of REITs in both developed and emerging markets while excluding those listed or incorporated in the United States. There are currently 46 countries eligible for inclusion in the index with 24 classified as Developed and 22 as Emerging. S&P Developed ex-U.S. Property Index includes all developed market property companies with an available market capitalization of at least $100 million and derive more than 60 percent of their revenue from property-related activities. The Portfolio’s Open Shares previously compared performance to the S&P Developed ex-U.S. Property Index. The Investment Manager believes that the FTSE EPRA/NAREIT Global ex-U.S. Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Annual Report  31

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Years Ended December 31, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	5.17%	5.52%	6.18%

Open Shares**	4.89%	5.27%	5.91%

Merrill Lynch High Yield Master II Index	4.38%	7.34%	8.59%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

32  Annual Report

Lazard U.S. Municipal Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Municipal Portfolio and Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index

Total Returns*
Period Ended December 31, 2011

	Since Inception	†

Institutional Shares**	4.46%

Open Shares**	4.20%

Bank of America Merrill Lynch 1-10 Year Municipal Bond Index	6.05%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bank of America Merrill Lynch 1-10 Year Municipal Bond Index is a subset of the Bank of America Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years. The Bank of America Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Annual Report  33

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*
Periods Ended December 31, 2011

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

Capital Allocator Opportunistic Strategies Portfolio**	–3.28%	0.68%		–3.72%	0.46%

MSCI World Index	–5.54%	–3.02%		–5.54%	–2.93%

Global Asset Allocation Blended Index	0.26%	1.48%		0.26%	1.53%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

34  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2011 through December 31, 2011 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$941.80	$3.67	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$941.20	$5.14	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.34	1.05%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$964.90	$3.71	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$963.70	$5.20	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$903.40	$4.56	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.84	0.95%
Open Shares
Actual	$1,000.00	$902.40	$5.82	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$6.17	1.21%

Annual Report  35

Portfolio	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$849.20	$4.26	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.60	$4.65	0.91%
Open Shares
Actual	$1,000.00	$848.50	$5.73	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.01	$6.26	1.23%

Global Listed Infrastructure Portfolio
Institutional Shares
Actual	$1,000.00	$926.80	$5.30	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Open Shares
Actual	$1,000.00	$924.30	$7.76	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$870.30	$4.85	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.02	$5.24	1.03%
Open Shares
Actual	$1,000.00	$869.00	$6.27	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77	1.33%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$871.70	$5.43	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$870.10	$6.83	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.37	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$850.20	$4.09	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.79	$4.46	0.88%
Open Shares
Actual	$1,000.00	$848.30	$5.38	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.87	1.15%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$836.30	$5.23	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Open Shares
Actual	$1,000.00	$834.90	$6.61	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27	1.43%

36  Annual Report

Portfolio	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$824.70	$5.11	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Open Shares
Actual	$1,000.00	$823.50	$6.46	1.41%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.12	$7.15	1.41%

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$749.40	$5.86	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.51	$6.76	1.33%
Open Shares
Actual	$1,000.00	$747.90	$7.13	1.62%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.23	1.62%

Emerging Markets Equity Blend Portfolio
Institutional Shares
Actual	$1,000.00	$788.60	$6.09	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Open Shares
Actual	$1,000.00	$787.60	$7.43	1.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39	1.65%

Emerging Markets Multi-Strategy Portfolio
Institutional Shares
Actual	$1,000.00	$867.30	$6.12	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$866.50	$7.55	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.12	$8.16	1.60%

Emerging Markets Debt Portfolio
Institutional Shares
Actual	$1,000.00	$972.20	$5.11	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$5.23	1.03%
Open Shares
Actual	$1,000.00	$969.30	$6.86	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.24	$7.03	1.38%

U.S. Realty Income Portfolio
Institutional Shares**
Actual	$1,000.00	$1,097.10	$3.20	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.23	$3.07	1.15%
Open Shares
Actual	$1,000.00	$953.00	$7.22	1.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.81	$7.46	1.47%

Annual Report  37

Portfolio	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11

U.S. Realty Equity Portfolio
Institutional Shares**
Actual	$1,000.00	$1,208.40	$3.52	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.10	$3.21	1.20%
Open Shares
Actual	$1,000.00	$1,002.80	$8.94	1.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00	1.77%

International Realty Equity Portfolio
Institutional Shares**
Actual	$1,000.00	$1,000.90	$3.46	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.83	$3.47	1.30%
Open Shares
Actual	$1,000.00	$785.30	$8.19	1.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.03	$9.25	1.82%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,013.30	$2.79	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,010.10	$4.31	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

U.S. Municipal Portfolio
Institutional Shares
Actual	$1,000.00	$1,027.80	$2.04	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$1,026.20	$3.59	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.59	0.70%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$944.50	$5.00	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Open Shares
Actual	$1,000.00	$942.00	$6.47	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	The inception date for Institutional Shares of U.S. Realty Income Portfolio, U.S. Realty Equity Portfolio and International Realty Equity Portfolio was September 26, 2011.

38  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2011

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	8.9%	14.0%	17.1%	15.0%	—%
Consumer Staples	8.9	14.6	8.2	5.5	—
Energy	12.5	12.6	8.1	6.7	—
Financials	19.9	10.8	15.2	20.8	—
Health Care	17.8	13.6	8.4	6.6	—
Industrials	7.4	10.9	11.7	15.5	56.1
Information Technology	11.7	17.4	17.9	16.6	—
Materials	3.9	4.6	4.6	7.7	—
Telecommunication Services	3.8	—	—	—	—
Utilities	2.1	—	5.6	3.6	43.9
Short-Term Investments	3.1	1.5	3.2	2.0	—

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	13.5%	11.6%	21.1%	17.0%	5.3%
Consumer Staples	10.5	12.7	13.4	4.7	14.4
Energy	9.4	9.4	9.4	5.8	7.6
Financials	18.8	18.4	17.3	7.2	21.6
Health Care	11.6	10.7	11.8	11.0	—
Industrials	11.0	11.5	7.7	27.0	7.9
Information Technology	8.4	10.5	5.2	16.2	17.9
Materials	8.0	7.6	9.2	4.1	13.4
Telecommunication Services	5.5	6.0	1.2	2.7	9.7
Utilities	1.1	—	—	—	2.2
Short-Term Investments	2.2	1.6	3.7	4.3	—

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

Consumer Discretionary	14.5%	9.6%	5.4%	2.4%	5.2%
Consumer Staples	1.8	6.3	3.6	—	—
Energy	16.3	12.3	9.8	—	—
Financials	29.3	22.1	13.5	94.0	93.3
Fixed Income	—	—	18.4	—	—
Health Care	—	—	—	—	—
Industrials	15.1	13.5	8.1	—	—
Information Technology	9.0	14.3	7.9	—	—
Materials	8.4	8.5	5.8	—	—
Telecommunication Services	3.2	7.0	4.2	—	—
Utilities	1.0	1.2	1.1	—	—
Short-Term Investments	1.4	5.2	22.2	3.6	1.5

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  39

Sector*	Lazard International Realty Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	5.7%	9.0%
Consumer Staples	—	3.5
Energy	—	6.5
Financials	94.3	5.0
Fixed Income	—	26.3
Health Care	—	5.3
Industrials	—	7.8
Information Technology	—	10.5
Materials	—	6.4
Telecommunication Services	—	1.1
Utilities	—	2.4
Other	—	5.2
Short-Term Investments	—	11.0

Total Investments	100.0%	100.0%

* Represents percentage of total investments.

40  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Region and Credit Rating December 31, 2011

Region*	Lazard Emerging Markets Debt Portfolio

Africa	9.9%
Asia	37.9
Europe	12.6
North America	10.8
South America	19.7
Short-Term Investment	9.1

Total Investments	100.0%

S&P Credit Rating*	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio

AAA	—%	25.8%
AA+	—	19.8
AA	—	7.9
AA-	—	16.4
A+	—	8.2
A	—	3.5
A-	—	4.6
BBB+	0.7	—
BBB	1.1	1.2
BBB-	5.4	—
BB+	6.8	—
BB	12.1	—
BB-	24.3	—
B+	19.6	—
B	13.7	—
B-	10.3	—
CCC+	2.4	—
CCC	0.3	—
CCC-	0.5	—
NR	—	3.9
NA	2.8	8.7

Total Investments	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  41

The Lazard Funds, Inc. Portfolios of Investments December 31, 2011

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 97.3%

Aerospace & Defense | 1.8%
General Dynamics Corp.	2,150	$142,782
The Boeing Co.	800	58,680

		201,462

Agriculture | 0.5%
Potash Corp. of Saskatchewan, Inc.	1,400	57,792

Alcohol & Tobacco | 1.4%
Altria Group, Inc.	2,695	79,907
Molson Coors Brewing Co., Class B	1,795	78,154

		158,061

Automotive | 1.6%
Ford Motor Co. (a)	11,835	127,345
Lear Corp.	1,445	57,511

		184,856

Banking | 10.8%
Bank of America Corp.	16,680	92,741
Fifth Third Bancorp	8,310	105,703
JPMorgan Chase & Co.	13,806	459,049
PNC Financial Services Group, Inc.	2,525	145,617
Wells Fargo & Co.	15,595	429,798

		1,232,908

Cable Television | 1.1%
Comcast Corp., Class A	5,535	130,405

Chemicals | 1.0%
Dow Chemical Co.	3,865	111,157

Commercial Services | 0.5%
Dun & Bradstreet Corp.	800	59,864

Computer Software | 3.0%
BMC Software, Inc. (a)	1,760	57,693
Microsoft Corp.	8,020	208,199
Oracle Corp.	2,810	72,076

		337,968

Consumer Products | 4.5%
Energizer Holdings, Inc. (a)	1,140	88,327
Newell Rubbermaid, Inc.	11,315	182,737
The Procter & Gamble Co.	3,735	249,162

		520,226

Description	Shares	Value

Electric | 2.1%
American Electric Power Co., Inc.	1,720	$71,053
Entergy Corp.	850	62,093
PG&E Corp.	1,290	53,174
PPL Corp.	1,915	56,339

		242,659

Energy Exploration & Production | 3.7%
Anadarko Petroleum Corp.	755	57,629
Devon Energy Corp.	1,845	114,390
EXCO Resources, Inc.	5,640	58,938
Occidental Petroleum Corp.	1,435	134,460
QEP Resources, Inc.	1,770	51,861

		417,278

Energy Integrated | 6.9%
Chevron Corp.	4,101	436,346
ConocoPhillips	2,170	158,128
Exxon Mobil Corp.	700	59,332
Hess Corp.	2,350	133,480

		787,286

Energy Services | 1.5%
Halliburton Co.	2,365	81,616
National Oilwell Varco, Inc.	1,245	84,648

		166,264

Financial Services | 4.8%
American Express Co.	1,335	62,972
Ameriprise Financial, Inc.	2,385	118,391
BlackRock, Inc.	300	53,472
Citigroup, Inc.	4,813	126,630
Invesco, Ltd.	6,135	123,252
The Goldman Sachs Group, Inc.	750	67,823

		552,540

Food & Beverages | 1.4%
General Mills, Inc.	1,580	63,848
Ralcorp Holdings, Inc. (a)	1,115	95,332

		159,180

Health Services | 3.4%
Aetna, Inc.	2,825	119,187
Express Scripts, Inc. (a)	1,770	79,101
WellPoint, Inc.	2,860	189,475

		387,763

Insurance | 4.3%
Aflac, Inc.	2,270	98,200
Everest Re Group, Ltd.	1,340	112,681
MetLife, Inc.	5,140	160,265
Prudential Financial, Inc.	2,415	121,040

		492,186

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Leisure & Entertainment | 3.8%
International Game Technology	4,870	$83,764
The Walt Disney Co.	2,710	101,625
Time Warner, Inc.	3,860	139,501
Viacom, Inc., Class B	2,415	109,665

		434,555

Manufacturing | 5.5%
Corning, Inc.	8,905	115,587
Dover Corp.	1,835	106,522
General Electric Co.	18,715	335,186
Honeywell International, Inc.	1,295	70,383

		627,678

Medical Products | 2.3%
Baxter International, Inc.	2,000	98,960
Covidien PLC	2,250	101,273
Medtronic, Inc.	1,625	62,156

		262,389

Metal & Glass Containers | 0.9%
Owens-Illinois, Inc. (a)	5,075	98,354

Metals & Mining | 2.0%
Alpha Natural Resources, Inc. (a)	2,840	58,021
Freeport-McMoRan Copper & Gold, Inc.	2,300	84,617
Newmont Mining Corp.	1,540	92,415

		235,053

Pharmaceutical & Biotechnology | 12.2%
Amgen, Inc.	2,415	155,067
Gilead Sciences, Inc. (a)	2,665	109,078
Johnson & Johnson	3,848	252,352
Merck & Co., Inc.	5,400	203,580
Pfizer, Inc.	26,184	566,622
Warner Chilcott PLC, Class A (a)	7,140	108,028

		1,394,727

Retail | 4.1%
CVS Caremark Corp.	3,195	130,292
Lowe’s Cos., Inc.	3,720	94,414
Wal-Mart Stores, Inc.	4,035	241,131

		465,837

Description	Shares	Value

Semiconductors & Components | 4.3%
Intel Corp.	14,150	$343,138
TE Connectivity, Ltd.	2,320	71,479
Texas Instruments, Inc.	2,645	76,996

		491,613

Technology Hardware | 3.5%
Apple, Inc. (a)	155	62,775
Cisco Systems, Inc.	15,510	280,421
Hewlett-Packard Co.	2,195	56,543

		399,739

Telecommunications | 3.8%
AT&T, Inc.	14,545	439,841

Transportation | 0.6%
Union Pacific Corp.	680	72,039

Total Common Stocks (Identified cost $10,813,763)		11,121,680

Short-Term Investment | 3.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $359,795)	359,795	359,795

Total Investments | 100.5% (Identified cost $11,173,558) (b)		$11,481,475

Liabilities in Excess of Cash and
Other Assets | (0.5)%		(61,500)

Net Assets | 100.0%		$11,419,975

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 97.3%

Aerospace & Defense | 3.6%
Raytheon Co.	29,000	$1,403,020
The Boeing Co.	16,400	1,202,940

		2,605,960

Agriculture | 1.1%
Monsanto Co.	11,400	798,798

Alcohol & Tobacco | 2.2%
Molson Coors Brewing Co., Class B	35,900	1,563,086

Automotive | 1.7%
Lear Corp.	31,000	1,233,800

Banking | 4.7%
BB&T Corp.	19,000	478,230
JPMorgan Chase & Co.	37,791	1,256,551
Wells Fargo & Co.	61,900	1,705,964

		3,440,745

Cable Television | 3.9%
Comcast Corp., Class A	121,800	2,869,608

Commercial Services | 3.2%
Apollo Group, Inc., Class A (a)	16,200	872,694
Corrections Corp. of America (a)	53,700	1,093,869
Republic Services, Inc.	12,700	349,885

		2,316,448

Computer Software | 3.4%
Microsoft Corp.	44,335	1,150,937
Oracle Corp.	51,850	1,329,952

		2,480,889

Consumer Products | 2.8%
Energizer Holdings, Inc. (a)	15,500	1,200,940
Newell Rubbermaid, Inc.	53,200	859,180

		2,060,120

Energy Exploration & Production | 2.0%
Devon Energy Corp.	23,400	1,450,800

Description	Shares	Value

Energy Integrated | 9.5%
Chevron Corp.	12,500	$1,330,000
ConocoPhillips	45,100	3,286,437
Consol Energy, Inc.	37,000	1,357,900
Marathon Petroleum Corp.	27,600	918,804

		6,893,141

Energy Services | 1.1%
Halliburton Co.	23,500	810,985

Financial Services | 3.5%
American Express Co.	14,700	693,399
Ameriprise Financial, Inc.	29,700	1,474,308
Janus Capital Group, Inc.	54,100	341,371

		2,509,078

Food & Beverages | 3.6%
General Mills, Inc.	17,500	707,175
Ralcorp Holdings, Inc. (a)	11,915	1,018,732
Sysco Corp.	30,800	903,364

		2,629,271

Health Services | 1.4%
Quest Diagnostics, Inc.	17,000	987,020

Insurance | 2.6%
Prudential Financial, Inc.	18,900	947,268
The Travelers Cos., Inc.	16,500	976,305

		1,923,573

Leisure & Entertainment | 1.5%
International Game Technology	35,400	608,880
Viacom, Inc., Class B	11,000	499,510

		1,108,390

Manufacturing | 3.7%
Dover Corp.	17,300	1,004,265
Honeywell International, Inc.	22,793	1,238,800
Northrop Grumman Corp.	7,300	426,904

		2,669,969

Medical Products | 2.5%
Baxter International, Inc.	20,600	1,019,288
Medtronic, Inc.	21,500	822,375

		1,841,663

Metal & Glass Containers | 1.2%
Ball Corp.	24,830	886,679

Metals & Mining | 2.3%
Freeport-McMoRan Copper & Gold, Inc.	9,600	353,184
Newmont Mining Corp.	21,800	1,308,218

		1,661,402

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Pharmaceutical & Biotechnology | 9.7%
Amgen, Inc.	16,400	$1,053,044
Gilead Sciences, Inc. (a)	17,700	724,461
Johnson & Johnson	11,960	784,337
Merck & Co., Inc.	22,600	852,020
Pfizer, Inc.	167,900	3,633,356

		7,047,218

Retail | 10.5%
AutoZone, Inc. (a)	2,500	812,425
CVS Caremark Corp.	36,600	1,492,548
Lowe’s Cos., Inc.	44,400	1,126,872
Macy’s, Inc.	13,700	440,866
Wal-Mart Stores, Inc.	62,400	3,729,024

		7,601,735

Semiconductors & Components | 3.9%
Intel Corp.	74,800	1,813,900
Texas Instruments, Inc.	35,500	1,033,405

		2,847,305

Technology | 2.9%
eBay, Inc. (a)	22,300	676,359
Google, Inc., Class A (a)	2,250	1,453,275

		2,129,634

Technology Hardware | 7.2%
Apple, Inc. (a)	940	380,700
Cisco Systems, Inc.	79,855	1,443,779
EMC Corp. (a)	36,000	775,440
Hewlett-Packard Co.	17,900	461,104
International Business Machines Corp.	8,390	1,542,753
Lexmark International, Inc., Class A	18,400	608,488

		5,212,264

Transportation | 1.6%
Norfolk Southern Corp.	16,100	1,173,046

Total Common Stocks (Identified cost $62,655,576)		70,752,627

Description	Shares	Value

Preferred Stock | 1.1%

Automotive | 1.1%
Better Place, Inc., Series B
(Identified cost $453,501) (a), (k)	181,401	$823,560

Short-Term Investment | 1.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,094,289)	1,094,289	1,094,289

Total Investments | 99.9%
(Identified cost $64,203,366) (b)		$72,670,476

Cash and Other Assets in Excess of Liabilities | 0.1%		46,573

Net Assets | 100.0%		$72,717,049

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 97.0%

Aerospace & Defense | 2.0%
Rockwell Collins, Inc.	50,900	$2,818,333

Alcohol & Tobacco | 2.3%
Molson Coors Brewing Co., Class B	77,600	3,378,704

Automotive | 1.7%
Lear Corp.	60,700	2,415,860

Banking | 2.9%
Fifth Third Bancorp	169,000	2,149,680
Signature Bank (a)	33,500	2,009,665

		4,159,345

Chemicals | 1.6%
Eastman Chemical Co.	57,800	2,257,668

Commercial Services | 5.2%
Corrections Corp. of America (a)	151,000	3,075,870
Equifax, Inc.	78,900	3,056,586
The Interpublic Group of Cos., Inc.	131,800	1,282,414

		7,414,870

Computer Software | 8.0%
Autodesk, Inc. (a)	63,400	1,922,922
BMC Software, Inc. (a)	49,500	1,622,610
Compuware Corp. (a)	140,200	1,166,464
Intuit, Inc.	45,100	2,371,809
Quest Software, Inc. (a)	119,000	2,213,400
Symantec Corp. (a)	137,400	2,150,310

		11,447,515

Construction & Engineering | 0.7%
Foster Wheeler AG (a)	53,900	1,031,646

Consumer Products | 4.5%
Energizer Holdings, Inc. (a)	52,800	4,090,944
Newell Rubbermaid, Inc.	149,900	2,420,885

		6,511,829

Education | 1.2%
DeVry, Inc.	43,300	1,665,318

Description	Shares	Value

Electric | 5.8%
CMS Energy Corp.	204,400	$4,513,152
Wisconsin Energy Corp.	107,900	3,772,184

		8,285,336

Energy Exploration & Production | 3.1%
Energen Corp.	45,000	2,250,000
Noble Energy, Inc.	23,600	2,227,604

		4,477,604

Energy Integrated | 1.5%
Consol Energy, Inc.	21,500	789,050
Marathon Petroleum Corp.	42,700	1,421,483

		2,210,533

Energy Services | 3.5%
Cameron International Corp. (a)	28,300	1,392,077
Rowan Cos., Inc. (a)	72,700	2,204,991
Tidewater, Inc.	30,700	1,513,510

		5,110,578

Financial Services | 4.5%
Ameriprise Financial, Inc.	84,700	4,204,508
Invesco, Ltd.	112,900	2,268,161

		6,472,669

Food & Beverages | 3.2%
Campbell Soup Co.	44,000	1,462,560
Ralcorp Holdings, Inc. (a)	36,000	3,078,000

		4,540,560

Health Services | 2.3%
AMERIGROUP Corp. (a)	17,700	1,045,716
Laboratory Corp. of America Holdings (a)	25,600	2,200,832

		3,246,548

Insurance | 1.1%
PartnerRe, Ltd.	25,700	1,650,197

Leisure & Entertainment | 3.1%
Darden Restaurants, Inc.	38,700	1,763,946
International Game Technology	159,300	2,739,960

		4,503,906

Manufacturing | 5.0%
Dover Corp.	64,500	3,744,225
Thomas & Betts Corp. (a)	63,600	3,472,560

		7,216,785

Medical Products | 2.4%
DENTSPLY International, Inc.	42,800	1,497,572
Zimmer Holdings, Inc. (a)	36,700	1,960,514

		3,458,086

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Metal & Glass Containers | 0.8%
Ball Corp.	33,700	$1,203,427

Metals & Mining | 2.3%
Cliffs Natural Resources, Inc.	26,600	1,658,510
Compass Minerals International, Inc.	24,200	1,666,170

		3,324,680

Pharmaceutical & Biotechnology | 3.9%
Medicis Pharmaceutical Corp., Class A	61,900	2,058,175
Warner Chilcott PLC, Class A (a)	135,900	2,056,167
Waters Corp. (a)	19,300	1,429,165

		5,543,507

Real Estate | 6.9%
Duke Realty Corp. REIT	153,200	1,846,060
Kilroy Realty Corp. REIT	47,100	1,793,097
LaSalle Hotel Properties REIT	77,700	1,881,117
Tanger Factory Outlet Centers, Inc. REIT	82,200	2,410,104
The Macerich Co. REIT	40,200	2,034,120

		9,964,498

Retail | 7.2%
ANN, Inc. (a)	69,200	1,714,776
AutoZone, Inc. (a)	3,200	1,039,904
Big Lots, Inc. (a)	66,200	2,499,712
Macy’s, Inc.	55,400	1,782,772
Ross Stores, Inc.	69,000	3,279,570

		10,316,734

Semiconductor & Components | 4.5%
Analog Devices, Inc.	40,700	1,456,246
SanDisk Corp. (a)	43,700	2,150,477
Xilinx, Inc.	90,200	2,891,812

		6,498,535

Description	Shares	Value

Technology | 2.7%
Amdocs, Ltd. (a)	93,900	$2,678,967
Teradata Corp. (a)	24,500	1,188,495

		3,867,462

Technology Hardware | 3.1%
Ingram Micro, Inc., Class A (a)	81,500	1,482,485
Lexmark International, Inc., Class A	88,600	2,930,002

		4,412,487

Total Common Stocks
(Identified cost $140,192,139)		139,405,220

Preferred Stock | 1.6%

Automotive | 1.6%
Better Place, Inc., Series B
(Identified cost $1,307,499) (a), (k)	523,000	2,374,420

Short-Term Investment | 3.2%
State Street Institutional Treasury Money Market Fund (Identified cost $4,641,830)	4,641,830	4,641,830

Total Investments | 101.8% (Identified cost $146,141,468) (b)		$146,421,470

Liabilities in Excess of Cash and Other Assets | (1.8)%		(2,633,652)

Net Assets | 100.0%		$143,787,818

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 97.5%

Automotive | 2.4%
Modine Manufacturing Co. (a)	238,300	$2,254,318
Tenneco, Inc. (a)	73,750	2,196,275

		4,450,593

Banking | 6.9%
East West Bancorp, Inc.	104,500	2,063,875
PacWest Bancorp	140,601	2,664,389
Prosperity Bancshares, Inc.	60,900	2,457,315
Signature Bank (a)	47,700	2,861,523
Wintrust Financial Corp.	105,193	2,950,664

		12,997,766

Chemicals | 2.9%
Cytec Industries, Inc.	46,400	2,071,760
Rockwood Holdings, Inc. (a)	47,700	1,877,949
Solutia, Inc. (a)	85,200	1,472,256

		5,421,965

Commercial Services | 2.9%
American Reprographics Co. (a)	278,243	1,277,135
Equifax, Inc.	48,500	1,878,890
Team, Inc. (a)	74,700	2,222,325

		5,378,350

Computer Software | 5.1%
Autodesk, Inc. (a)	53,700	1,628,721
Compuware Corp. (a)	269,800	2,244,736
j2 Global, Inc.	87,830	2,471,536
Quest Software, Inc. (a)	60,900	1,132,740
Red Hat, Inc. (a)	47,750	1,971,598

		9,449,331

Construction & Engineering | 2.0%
MasTec, Inc. (a)	83,700	1,453,869
Quanta Services, Inc. (a)	101,900	2,194,926

		3,648,795

Consumer Products | 8.2%
Central Garden & Pet Co., Class A (a)	366,600	3,050,112
Energizer Holdings, Inc. (a)	55,200	4,276,896
Matthews International Corp., Class A	78,150	2,456,254
Newell Rubbermaid, Inc.	151,900	2,453,185
Tempur-Pedic International, Inc. (a)	21,900	1,150,407
The Middleby Corp. (a)	21,650	2,035,966

		15,422,820

Description	Shares	Value

Energy Exploration & Production | 2.4%
Energen Corp.	49,300	$2,465,000
QEP Resources, Inc.	68,900	2,018,770

		4,483,770

Energy Services | 4.3%
GulfMark Offshore, Inc., Class A (a)	52,600	2,209,726
Helmerich & Payne, Inc.	53,400	3,116,424
Key Energy Services, Inc. (a)	171,900	2,659,293

		7,985,443

Financial Services | 1.3%
Stifel Financial Corp. (a)	76,800	2,461,440

Food & Beverages | 1.6%
Ralcorp Holdings, Inc. (a)	34,800	2,975,400

Forest & Paper Products | 2.9%
Rock-Tenn Co., Class A	38,400	2,215,680
Schweitzer-Mauduit International, Inc.	48,500	3,223,310

		5,438,990

Gas Utilities | 2.5%
AGL Resources, Inc.	53,800	2,273,588
New Jersey Resources Corp.	48,900	2,405,880

		4,679,468

Health Services | 1.9%
AMERIGROUP Corp. (a)	22,600	1,335,208
VCA Antech, Inc. (a)	107,600	2,125,100

		3,460,308

Housing | 1.1%
Owens Corning, Inc. (a)	69,900	2,007,528

Insurance | 1.9%
Arch Capital Group, Ltd. (a)	97,100	3,615,033

Leisure & Entertainment | 3.1%
Bally Technologies, Inc. (a)	100,705	3,983,890
Texas Roadhouse, Inc.	124,900	1,861,010

		5,844,900

Manufacturing | 8.8%
BE Aerospace, Inc. (a)	89,800	3,476,158
Carpenter Technology Corp.	34,200	1,760,616
FLIR Systems, Inc.	73,900	1,852,673
Harsco Corp.	114,800	2,362,584
Regal-Beloit Corp.	46,150	2,352,265
The Timken Co.	51,100	1,978,081
TriMas Corp. (a)	150,500	2,701,475

		16,483,852

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

Medical Products | 2.3%
DENTSPLY International, Inc.	34,900	$1,221,151
Haemonetics Corp. (a)	50,600	3,097,732

		4,318,883

Metals & Mining | 0.9%
Compass Minerals International, Inc.	25,700	1,769,445

Pharmaceutical & Biotechnology | 2.5%
Medicis Pharmaceutical Corp., Class A	84,800	2,819,600
Waters Corp. (a)	24,600	1,821,630

		4,641,230

Real Estate | 10.5%
CBRE Group, Inc., Class A (a)	151,900	2,311,918
Duke Realty Corp. REIT	163,000	1,964,150
Essex Property Trust, Inc. REIT	13,100	1,840,681
Kilroy Realty Corp. REIT	95,450	3,633,782
LaSalle Hotel Properties REIT	122,100	2,956,041
Tanger Factory Outlet Centers, Inc. REIT	116,500	3,415,780
The Macerich Co. REIT	71,177	3,601,556

		19,723,908

Retail | 5.9%
American Eagle Outfitters, Inc.	150,550	2,301,910
ANN, Inc. (a)	123,500	3,060,330
Brown Shoe Co., Inc.	191,736	1,706,450
Iconix Brand Group, Inc. (a)	143,700	2,340,873
Williams-Sonoma, Inc.	39,800	1,532,300

		10,941,863

Semiconductors & Components | 3.4%
ON Semiconductor Corp. (a)	374,800	2,893,456
Xilinx, Inc.	109,800	3,520,188

		6,413,644

Technology | 1.7%
SS&C Technologies Holdings, Inc. (a)	181,039	3,269,564

Technology Hardware | 4.0%
Lexmark International, Inc., Class A	87,700	2,900,239
NCR Corp. (a)	132,700	2,184,242
Polycom, Inc. (a)	145,700	2,374,910

		7,459,391

Description	Shares	Value

Transportation | 3.0%
Echo Global Logistics, Inc. (a)	156,176	$2,522,242
Hub Group, Inc., Class A (a)	51,400	1,666,902
UTi Worldwide, Inc.	101,950	1,354,916

		5,544,060

Water | 1.1%
California Water Service Group	111,900	2,043,294

Total Common Stocks (Identified cost $184,066,734)		182,331,034

Preferred Stock | 0.4%

Automotive | 0.4%
Better Place, Inc., Series B (Identified cost $452,901) (a), (k)	181,161	822,471

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.0%
State Street Bank and Trust Co., 0.01%, 01/03/12 (Dated 12/30/11, collateralized by $3,855,000 United States Treasury Note, 2.00%, 11/15/21, with a value of $3,898,369) Proceeds of $3,817,004 (Identified cost $3,817,000)	$3,817	$3,817,000

Total Investments | 99.9% (Identified cost $188,336,635) (b)		$186,970,505

Cash and Other Assets in Excess of Liabilities | 0.1%		111,029

Net Assets | 100.0%		$187,081,534

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 95.1%

Australia | 19.4%
DUET Group	3,027,379	$5,434,189
Hastings Diversified Utilities Fund	911,313	1,910,787
Macquarie Atlas Roads Group (a)	2,331,054	3,218,673
SP AusNet	1,205,857	1,159,350
Spark Infrastructure Group (c)	3,651,059	5,134,668
Sydney Airport	163,594	445,082
Transurban Group	801,676	4,608,144

		21,910,893

Austria | 2.2%
Flughafen Wien AG	66,570	2,519,698

Canada | 0.5%
Canadian Pacific Railway, Ltd.	8,200	555,467

France | 2.9%
Aeroports de Paris	47,595	3,264,792

Germany | 4.4%
Fraport AG	100,269	4,931,382

Italy | 21.7%
Atlantia SpA	564,168	9,032,261
Autostrada Torino-Milano SpA	475,051	4,602,040
Hera SpA	1,625,078	2,319,893
Snam Rete Gas SpA	146,747	646,893
Societa Iniziative Autostradali e Servizi SpA	669,249	5,041,143
Terna Rete Elettrica Nazionale SpA	850,550	2,866,547

		24,508,777

Japan | 13.6%
Osaka Gas Co., Ltd.	1,480,300	5,846,580
Toho Gas Co., Ltd.	523,350	3,331,707
Tokyo Gas Co., Ltd.	1,330,700	6,120,148

		15,298,435

Mexico | 3.7%
Grupo Aeroportuario del Centro Norte SAB de CV	1,223,347	1,911,110
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	320,700	1,085,876
Grupo Aeroportuario del Sureste SAB de CV, B Shares	201,500	1,126,287

		4,123,273

Description	Shares	Value

South Korea | 3.5%
Macquarie Korea Infrastructure Fund	901,617	$3,913,268

Spain | 7.6%
Abertis Infraestructuras SA	214,722	3,429,336
Enagas SA	71,200	1,316,832
Red Electrica Corporacion SA	90,513	3,873,449

		8,619,617

Switzerland | 2.9%
Flughafen Zuerich AG	9,455	3,281,518

United States | 12.7%
American States Water Co.	30,400	1,060,960
California Water Service Group	127,534	2,328,771
CSX Corp.	233,700	4,921,722
Norfolk Southern Corp.	15,525	1,131,151
PG&E Corp.	63,779	2,628,970
SJW Corp.	22,300	527,172
Union Pacific Corp.	11,106	1,176,570
Wisconsin Energy Corp.	15,200	531,392

		14,306,708

Total Common Stocks
(Identified cost $115,939,931)		107,233,828

Short-Term Investment | 0.0%
State Street Institutional Treasury Money Market Fund (Identified cost $5,410)	5,410	5,410

Total Investments | 95.1% (Identified cost $115,945,341) (b)		$107,239,238

Cash and Other Assets in Excess of Liabilities | 4.9%		5,559,038

Net Assets | 100.0%		$112,798,276

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
MXN	SSB	02/16/12	3,704,204	$264,037	$264,522	$485	$—
MXN	SSB	02/16/12	8,368,883	604,000	597,631	—	6,369
MXN	SSB	02/16/12	13,493,061	965,756	963,553	—	2,203

Total Forward Currency Purchase Contracts				$1,833,793	$1,825,706	$485	$8,572

Forward Currency Sale Contracts
AUD	HSB	02/16/12	22,309,926	$22,710,165	$22,707,745	$2,420	$—
CAD	CAN	03/14/12	55,822	54,960	54,709	251	—
CAD	CAN	03/14/12	544,365	536,231	533,511	2,720	—
CHF	CIT	03/14/12	299,462	317,818	319,274	—	1,456
CHF	CIT	03/14/12	2,789,463	3,015,147	2,974,016	41,131	—
EUR	BRC	02/16/12	30,754,385	41,157,056	39,816,045	1,341,011	—
EUR	CAN	02/16/12	2,655,795	3,554,649	3,438,315	116,334	—
JPY	HSB	03/14/12	71,557,351	920,075	930,824	—	10,749
JPY	HSB	03/14/12	940,195,499	12,116,234	12,230,138	—	113,904
JPY	MEL	03/14/12	177,654,330	2,290,246	2,310,942	—	20,696
KRW	MEL	02/23/12	4,553,151,856	3,911,643	3,938,865	—	27,222
MXN	SSB	02/16/12	86,600,072	6,371,958	6,184,203	187,755	—

Total Forward Currency Sale Contracts				$96,956,182	$95,438,587	1,691,622	174,027

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,692,107	$182,599

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 95.8%

Australia | 4.7%
James Hardie Industries SE	206,840	$1,442,812
QBE Insurance Group, Ltd.	71,050	941,076
Telstra Corp., Ltd.	768,600	2,617,794

		5,001,682

Belgium | 3.1%
Anheuser-Busch InBev NV	53,080	3,249,797

Brazil | 2.7%
Banco do Brasil SA	93,065	1,182,491
Cielo SA	41,140	1,063,100
MRV Engenharia e Participacoes SA	114,200	655,108

		2,900,699

Canada | 1.8%
Potash Corp. of Saskatchewan, Inc.	20,000	826,700
Rogers Communications, Inc., Class B	26,700	1,028,687

		1,855,387

China | 0.9%
Weichai Power Co., Ltd., Class H	185,000	909,922

Denmark | 0.4%
AP Moeller - Maersk AS Class B	56	369,739

Finland | 1.2%
Sampo Oyj, A Shares	50,360	1,249,471

France | 10.2%
AXA SA	48,790	634,306
BNP Paribas SA	29,218	1,147,698
Danone SA	14,580	916,524
Sanofi SA	42,627	3,130,898
Technip SA	15,330	1,440,843
Total SA	41,246	2,108,615
Valeo SA	35,060	1,393,510

		10,772,394

Germany | 6.6%
Bayerische Motoren Werke AG	25,930	1,737,061
GEA Group AG	16,700	472,266
Merck KGaA	15,912	1,586,364
SAP AG	28,880	1,526,889
Siemens AG	17,458	1,670,676

		6,993,256

Description	Shares	Value

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR (a)	39,000	$1,086,540

Italy | 0.8%
Atlantia SpA	51,830	829,792

Japan | 14.8%
Asics Corp.	51,190	577,276
Canon, Inc.	37,100	1,643,640
Daito Trust Construction Co., Ltd.	26,100	2,238,015
Don Quijote Co., Ltd.	51,000	1,749,916
Fanuc Corp.	10,300	1,576,380
JS Group Corp.	62,100	1,190,042
Mitsubishi Corp.	73,400	1,482,876
Sumitomo Mitsui Financial Group, Inc.	59,200	1,649,016
Yahoo Japan Corp.	5,266	1,696,039
Yamada Denki Co., Ltd.	26,820	1,825,865

		15,629,065

Netherlands | 1.4%
ING Groep NV (a)	209,970	1,510,951

New Zealand | 0.7%
Telecom Corp. of New Zealand, Ltd.	468,100	754,244

Russia | 1.4%
Sberbank of Russia (l)	610,260	1,503,668

South Africa | 0.8%
Mr Price Group, Ltd. ADR	40,300	797,940

South Korea | 2.3%
Hyundai Mobis	3,590	909,965
Samsung Electronics Co., Ltd. GDR	3,379	1,556,706

		2,466,671

Spain | 1.8%
Amadeus IT Holding SA, A Shares	74,320	1,205,725
Mediaset Espana Comunicacion SA	120,218	686,162

		1,891,887

Sweden | 2.4%
Assa Abloy AB, Class B	53,300	1,336,750
Swedbank AB, A Shares	92,700	1,200,835

		2,537,585

Switzerland | 5.3%
Julius Baer Group, Ltd.	41,480	1,622,458
Novartis AG	70,080	4,006,490

		5,628,948

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Turkey | 1.0%
Koc Holding AS	144,700	$434,004
Turkiye Garanti Bankasi AS ADR	190,600	592,766

		1,026,770

United Kingdom | 30.5%
BG Group PLC	62,810	1,342,692
BHP Billiton PLC	73,300	2,137,250
British American Tobacco PLC	49,049	2,327,469
British Sky Broadcasting Group PLC	67,700	770,137
GlaxoSmithKline PLC	144,950	3,312,455
Informa PLC	287,891	1,615,353
International Power PLC	208,730	1,093,060
Petrofac, Ltd.	32,160	719,700
Prudential PLC	206,380	2,046,444
Rexam PLC	311,524	1,706,835
Royal Dutch Shell PLC, A Shares	85,700	3,155,614
Standard Chartered PLC	87,533	1,915,377
Tullow Oil PLC	46,530	1,013,100
Unilever PLC	92,850	3,118,960
Vodafone Group PLC	458,108	1,272,769
Wm Morrison Supermarkets PLC	240,990	1,220,828
WPP PLC	122,340	1,283,410
Xstrata PLC	139,210	2,114,369

		32,165,822

Total Common Stocks (Identified cost $98,085,217)		101,132,230

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.1%
State Street Bank and Trust Co., 0.01%, 01/03/12 (Dated 12/30/11, collateralized by $2,285,000 United States Treasury Note, 2.00%, 11/15/21, with a value of $2,310,706) Proceeds of $2,263,003 (Identified cost $2,263,000)	$2,263	$2,263,000

Total Investments | 97.9%
(Identified cost $100,348,217) (b)		$103,395,230

Cash and Other Assets in Excess of Liabilities | 2.1%		2,184,135

Net Assets | 100.0%		$105,579,365

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 97.2%

Australia | 4.5%
BHP Billiton, Ltd.	4,737	$166,765
Telstra Corp., Ltd.	42,137	143,516

		310,281

Belgium | 3.5%
Anheuser-Busch InBev NV	3,963	242,633

Brazil | 6.5%
Banco do Brasil SA	10,558	134,151
Cielo SA	5,480	141,609
MRV Engenharia e Participacoes SA	12,485	71,620
Vale SA Sponsored ADR	5,101	109,416

		456,796

Canada | 1.1%
Rogers Communications, Inc., Class B	2,013	77,556

China | 1.2%
Weichai Power Co., Ltd., Class H	16,957	83,403

Finland | 1.1%
Sampo Oyj, A Shares	3,177	78,824

France | 10.8%
AXA SA	3,158	41,056
BNP Paribas SA	1,594	62,613
Danone SA	1,037	65,188
LVMH Moet Hennessy Louis Vuitton SA	693	98,123
Sanofi SA	2,642	194,051
Technip SA	772	72,559
Total SA	3,100	158,481
Valeo SA	1,600	63,594

		755,665

Germany | 6.0%
Bayerische Motoren Werke AG	1,617	108,323
GEA Group AG	1,199	33,907
Merck KGaA	840	83,745
SAP AG	3,684	194,774

		420,749

Indonesia | 1.4%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	3,214	98,798

Description	Shares	Value

Ireland | 1.4%
Ryanair Holdings PLC Sponsored ADR (a)	3,557	$99,098

Italy | 1.2%
Atlantia SpA	5,066	81,106

Japan | 13.5%
Canon, Inc.	2,592	114,833
Daito Trust Construction Co., Ltd.	1,465	125,621
Fanuc Corp.	986	150,904
JS Group Corp.	3,700	70,904
Mitsubishi Estate Co., Ltd.	5,990	89,496
Sumitomo Mitsui Financial Group, Inc.	3,676	102,395
Yahoo Japan Corp.	397	127,863
Yamada Denki Co., Ltd.	2,370	161,346

		943,362

Netherlands | 1.1%
ING Groep NV (a)	10,985	79,048

Russia | 2.6%
Mobile TeleSystems OJSC Sponsored ADR	3,489	51,219
Sberbank of Russia (l)	53,173	131,017

		182,236

South Africa | 1.8%
Mr Price Group, Ltd.	6,699	66,222
Standard Bank Group, Ltd.	5,018	61,384

		127,606

South Korea | 2.2%
Hyundai Mobis	293	74,268
KT&G Corp.	1,131	79,916

		154,184

Sweden | 3.3%
Assa Abloy AB, Class B	5,855	146,842
Swedbank AB, A Shares	6,321	81,882

		228,724

Switzerland | 3.6%
Novartis AG	4,334	247,776

Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	59,341	148,553

Thailand | 0.8%
Kasikornbank Public Co. Ltd.	13,500	53,273

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Turkey | 2.1%
Koc Holding AS	19,314	$57,929
Turkcell Iletisim Hizmetleri AS (a)	9,613	45,076
Turkiye Garanti Bankasi AS	13,060	40,689

		143,694

United Kingdom | 25.4%
BG Group PLC	5,052	107,997
British American Tobacco PLC	4,308	204,423
British Sky Broadcasting Group PLC	4,983	56,685
GlaxoSmithKline PLC	9,145	208,985
Informa PLC	18,374	103,096
Petrofac, Ltd.	4,488	100,436
Prudential PLC	12,042	119,407
Rexam PLC	19,848	108,747
Royal Dutch Shell PLC, A Shares	3,348	121,978
Standard Chartered PLC	3,218	70,416
Tullow Oil PLC	3,992	86,918
Unilever PLC	5,841	196,207

Description	Shares	Value

Wm Morrison Supermarkets PLC	16,828	$85,249
Wolseley PLC	1,977	65,458
Xstrata PLC	9,029	137,136

		1,773,138

Total Common Stocks (Identified cost $6,880,295)		6,786,503

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $109,274)	109,274	109,274

Total Investments | 98.8%
(Identified cost $6,989,569) (b)		$6,895,777

Cash and Other Assets in Excess of Liabilities | 1.2%		86,475

Net Assets | 100.0%		$6,982,252

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 93.7%

Australia | 3.6%
Caltex Australia, Ltd.	249,831	$3,007,555
James Hardie Industries SE	1,238,500	8,639,154
Toll Holdings, Ltd.	1,470,550	6,347,213

		17,993,922

Belgium | 2.4%
Anheuser-Busch InBev NV	177,030	10,838,576
Umicore SA	24,580	1,013,870

		11,852,446

China | 1.9%
CITIC Securities Co., Ltd. (a), (c)	2,889,500	4,754,694
Weichai Power Co., Ltd., Class H	939,000	4,618,469

		9,373,163

Egypt | 1.2%
Commercial International Bank Egypt SAE	1,042,625	3,265,794
Eastern Co. SAE	192,096	2,954,343

		6,220,137

Finland | 2.5%
Sampo Oyj, A Shares	510,100	12,655,979

France | 8.8%
BNP Paribas SA	123,233	4,840,654
Christian Dior SA	71,460	8,472,746
Cie Generale de Geophysique - Veritas (a)	176,158	4,133,505
Sanofi SA	176,070	12,932,115
Technip SA	77,320	7,267,188
Valeo SA	159,030	6,320,875

		43,967,083

Germany | 5.9%
Bayerische Motoren Werke AG	98,530	6,600,564
GEA Group AG	281,677	7,965,649
Merck KGaA	56,270	5,609,900
Sky Deutschland AG (a)	696,060	1,266,632
Symrise AG	296,803	7,920,913

		29,363,658

Description	Shares	Value

Hong Kong | 1.1%
Yingde Gases Group Co.	5,229,000	$5,339,012

India | 0.8%
United Phosphorus, Ltd.	1,588,051	3,805,282

Indonesia | 1.6%
PT Media Nusantara Citra Tbk	54,102,000	7,816,225

Ireland | 3.1%
Kerry Group PLC Class A	227,960	8,347,184
Ryanair Holdings PLC Sponsored ADR (a)	261,150	7,275,639

		15,622,823

Japan | 12.2%
Asics Corp.	699,250	7,885,527
Daito Trust Construction Co., Ltd.	131,200	11,250,098
Don Quijote Co., Ltd.	437,200	15,001,237
JS Group Corp.	273,800	5,246,914
Yahoo Japan Corp.	30,983	9,978,804
Yamada Denki Co., Ltd.	168,460	11,468,499

		60,831,079

Netherlands | 2.4%
ASM International NV	210,575	6,202,937
ING Groep NV (a)	805,300	5,794,965

		11,997,902

Russia | 1.4%
Sberbank of Russia (l)	2,821,104	6,951,141

South Africa | 2.4%
Aspen Pharmacare Holdings, Ltd.	500,530	5,994,542
Life Healthcare Group Holdings, Ltd.	2,495,570	6,380,706

		12,375,248

South Korea | 1.3%
Hyundai Mobis	24,666	6,252,146

Spain | 1.9%
Amadeus IT Holding SA, A Shares	586,270	9,511,310

Switzerland | 4.8%
Julius Baer Group, Ltd.	236,192	9,238,469
Novartis AG	254,250	14,535,532

		23,774,001

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

United Kingdom | 34.4%
AMEC PLC	644,218	$9,079,270
Associated British Foods PLC	743,010	12,773,613
BBA Aviation PLC	2,364,978	6,537,603
BG Group PLC	528,360	11,294,776
British American Tobacco PLC	418,058	19,837,653
British Sky Broadcasting Group PLC	678,690	7,720,591
Carnival PLC	290,000	9,574,866
GlaxoSmithKline PLC	554,220	12,665,254
IG Group Holdings PLC	984,400	7,290,719
Informa PLC	2,709,601	15,203,541
Prudential PLC	1,222,760	12,124,772
Rexam PLC	2,274,730	12,463,209
Rockhopper Exploration PLC (a)	1,030,826	4,326,359
TalkTalk Telecom Group PLC	2,812,118	5,908,848
Tullow Oil PLC	332,790	7,245,857
Unilever PLC	340,604	11,441,362
Xstrata PLC	407,890	6,195,172

		171,683,465

Description	Shares	Value

Total Common Stocks (Identified cost $461,823,237)		$467,386,022

Preferred Stock | 1.4%

Brazil | 1.4%
Banco Bradesco SA (Identified cost $7,256,322)	421,872	6,954,866

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund (Identified cost $18,014,350)	18,014,350	18,014,350

Total Investments | 98.7%
(Identified cost $487,093,909) (b)		$492,355,238

Cash and Other Assets in Excess of Liabilities | 1.3%		6,335,629

Net Assets | 100.0%		$498,690,867

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 94.6%

Australia | 5.3%
Cabcharge Australia, Ltd.	135,776	$622,145
Fairfax Media, Ltd.	366,626	269,989
Industrea, Ltd.	355,082	355,915
James Hardie Industries SE	143,565	1,001,437
Macquarie Atlas Roads Group (a)	532,568	735,360

		2,984,846

Austria | 2.9%
Andritz AG	10,322	856,328
Kapsch TrafficCom AG	10,431	789,769

		1,646,097

Belgium | 5.4%
Arseus NV	68,038	971,282
EVS Broadcast Equipment SA	11,590	592,365
Kinepolis Group NV	8,835	630,738
Telenet Group Holding NV	23,514	897,469

		3,091,854

China | 1.4%
AAC Technologies Holdings, Inc.	358,000	806,659

Finland | 0.0%
Vacon Oyj	1	40

France | 2.4%
Valeo SA	18,216	724,021
Virbac SA	4,066	630,964

		1,354,985

Germany | 6.2%
CompuGroup Medical AG	73,146	823,622
CTS Eventim AG	37,864	1,136,927
Dialog Semiconductor PLC (a)	21,961	357,562
NORMA Group	24,515	507,657
Wirecard AG	42,106	676,837

		3,502,605

Hong Kong | 0.9%
EVA Precision Industrial Holdings, Ltd.	2,034,000	492,355

Ireland | 1.4%
C&C Group PLC	1,785	6,630
DCC PLC	34,407	814,411

		821,041

Description	Shares	Value

Italy | 1.7%
DiaSorin SpA	15,607	$393,685
MARR SpA	65,704	551,468

		945,153

Japan | 28.0%
Ain Pharmaciez, Inc.	24,600	1,182,539
Asahi Holdings, Inc.	44,601	884,835
Benesse Holdings, Inc.	15,700	759,809
Daiseki Co., Ltd.	35,900	584,419
Don Quijote Co., Ltd.	33,700	1,156,317
Dr. Ci:Labo Co., Ltd.	179	952,326
eAccess, Ltd.	1,658	393,551
JAFCO Co., Ltd.	21,900	402,036
JSR Corp.	37,000	682,604
Konami Corp.	38,550	1,154,446
Kurita Water Industries, Ltd.	22,700	589,840
Misumi Group, Inc.	37,000	849,889
Nomura Research Institute, Ltd.	24,100	544,810
OSG Corp.	41,700	524,975
Rinnai Corp.	10,400	744,498
Santen Pharmaceutical Co., Ltd.	19,290	794,456
Shinko Plantech Co., Ltd.	75,800	612,545
Suruga Bank, Ltd.	100,300	897,839
Sysmex Corp.	20,100	654,941
Tamron Co., Ltd.	21,100	509,064
USS Co., Ltd.	11,080	1,001,907

		15,877,646

Netherlands | 6.4%
Aalberts Industries NV	39,701	666,952
ASM International NV	20,153	593,650
Gemalto NV	12,875	626,213
Imtech NV	21,569	558,733
InterXion Holding NV	46,600	626,770
Unit 4 NV	23,856	565,024

		3,637,342

Norway | 4.5%
BW Offshore, Ltd.	323,944	511,846
Kongsberg Gruppen ASA	51,403	996,973
TGS Nopec Geophysical Co. ASA	45,902	1,016,915

		2,525,734

Singapore | 1.6%
Ezra Holdings, Ltd. (a)	758,000	490,899
XP Power, Ltd.	28,927	420,036

		910,935

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Sweden | 7.7%
Elekta AB, B Shares	22,016	$954,915
Getinge AB, B Shares	31,796	805,751
Indutrade AB	18,723	497,862
Intrum Justitia AB	46,175	722,947
Loomis AB, B Shares	58,481	841,264
Mekonomen AB	16,053	524,833

		4,347,572

Switzerland | 2.2%
Dufry AG (a)	8,914	820,414
Swissquote Group Holding SA	12,614	443,162

		1,263,576

United Kingdom | 16.6%
Abcam PLC	74,607	422,906
APR Energy PLC (a)	35,015	543,239
Chemring Group PLC	94,620	587,632
Dignity PLC	59,510	758,760
Diploma PLC	120,881	637,713
GlobeOp Financial Services SA	173,793	769,217
IG Group Holdings PLC	156,669	1,160,331
Intertek Group PLC	21,641	683,932
Jupiter Fund Management PLC	186,872	630,051
Melrose PLC	133,887	706,950
Premier Oil PLC (a)	116,430	656,361

Description	Shares	Value

Rightmove PLC	30,880	$596,581
Synergy Health PLC	44,631	586,726
TalkTalk Telecom Group PLC	296,334	622,660

		9,363,059

Total Common Stocks (Identified cost $49,088,597)		53,571,499

Preferred Stock | 1.1%

Germany | 1.1%
Fuchs Petrolub AG (Identified cost $356,050)	14,212	622,081

Short-Term Investment | 4.3%
State Street Institutional Treasury Money Market Fund (Identified cost $2,413,988)	2,413,988	2,413,988

Total Investments | 100.0%
(Identified cost $51,858,635) (b)		$56,607,568

Cash and Other Assets in Excess of Liabilities | 0.0%		15,942

Net Assets | 100.0%		$56,623,510

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.8%

Argentina | 1.4%
YPF Sociedad Anonima Sponsored ADR	5,614,897	$194,724,628

Brazil | 19.1%
Banco do Brasil SA	36,542,010	464,305,395
CCR SA	19,021,400	124,616,812
Cielo SA	22,147,920	572,325,288
Companhia Siderurgica Nacional SA Sponsored ADR	19,836,024	162,258,676
Natura Cosmeticos SA	9,938,500	193,201,989
Redecard SA	35,071,320	548,844,300
Souza Cruz SA	15,635,925	192,048,809
Vale SA Sponsored ADR	15,880,900	340,645,305

		2,598,246,574

Canada | 1.6%
First Quantum Minerals, Ltd.	10,815,100	212,851,784

China | 2.5%
China Construction Bank Corp., Class H	186,677,220	130,274,577
NetEase.com, Inc. Sponsored ADR (a)	2,106,656	94,483,522
Weichai Power Co., Ltd., Class H	23,707,500	116,605,271

		341,363,370

Egypt | 2.3%
Commercial International Bank Egypt SAE	29,075,818	91,073,615
Eastern Co. SAE	3,383,887	52,042,535
Egyptian Co. for Mobile Services	2,263,475	29,462,801
Orascom Construction Industries	4,318,112	146,783,229

		319,362,180

France | 0.7%
CFAO SA	2,625,650	88,949,158

Hong Kong | 0.8%
Huabao International Holdings, Ltd.	219,747,000	112,609,515

Description	Shares	Value

Hungary | 1.1%
OTP Bank PLC	11,839,894	$156,471,275

India | 4.8%
Bank of India	16,569,757	82,372,956
Bharat Heavy Electricals, Ltd.	33,889,160	152,263,508
Infosys, Ltd. Sponsored ADR	1,662,308	85,409,385
Jindal Steel & Power, Ltd.	14,990,085	127,827,135
Punjab National Bank, Ltd.	13,971,669	205,608,875

		653,481,859

Indonesia | 6.5%
PT Bank Mandiri Tbk	134,379,930	100,034,687
PT Perusahaan Gas Negara (Persero) Tbk	264,938,500	92,768,650
PT Semen Gresik (Persero) Tbk	137,625,800	173,787,197
PT Tambang Batubara Bukit Asam Tbk	51,824,500	99,162,402
PT Telekomunikasi Indonesia Tbk Sponsored ADR	9,460,549	290,817,276
PT United Tractors Tbk	44,556,984	129,481,834

		886,052,046

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	6,185,100	97,400,692

Mexico | 5.2%
America Movil SAB de CV ADR, Series L	8,637,570	195,209,082
Desarrolladora Homex SAB de CV ADR (a)	2,799,868	47,233,773
Grupo Mexico SAB de CV, Series B	87,558,347	230,210,305
Grupo Televisa SA Sponsored ADR	6,764,100	142,451,946
Kimberly-Clark de Mexico SAB de CV, Series A	17,553,365	95,473,239

		710,578,345

Pakistan | 1.4%
Oil & Gas Development Co., Ltd.	53,654,097	89,817,352
Pakistan Petroleum, Ltd.	53,363,790	99,712,120

		189,529,472

Philippines | 2.4%
Philippine Long Distance Telephone Co. Sponsored ADR	5,710,350	329,030,367

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 8.5%
Gazprom OAO Sponsored ADR	17,020,331	$181,436,729
Lukoil OAO Sponsored ADR	2,019,750	107,450,700
Magnit OJSC Sponsored GDR (c), (l)	4,177,365	88,393,043
Mobile TeleSystems OJSC Sponsored ADR	15,671,843	230,062,655
Oriflame Cosmetics SA SDR	2,598,429	82,082,877
Sberbank of Russia (l)	99,381,105	244,872,956
TNK-BP Holding	39,192,194	94,061,266
Uralkali OJSC Sponsored GDR	3,511,389	126,410,004

		1,154,770,230

South Africa | 11.3%
Bidvest Group, Ltd.	9,959,415	190,982,706
Kumba Iron Ore, Ltd.	1,844,491	114,244,631
Massmart Holdings, Ltd.	3,067,251	64,217,142
Murray & Roberts Holdings, Ltd. (a)	28,392,426	90,215,078
Nedbank Group, Ltd.	7,470,746	134,190,333
Pretoria Portland Cement Co., Ltd.	31,726,033	107,645,793
Sanlam, Ltd.	30,616,367	109,417,989
Shoprite Holdings, Ltd.	16,152,226	272,520,230
Standard Bank Group, Ltd.	9,388,429	114,846,903
Tiger Brands, Ltd.	5,572,908	173,195,726
Truworths International, Ltd.	17,979,881	164,485,102

		1,535,961,633

South Korea | 13.7%
Hite Jinro Co., Ltd.	2,273,938	49,643,699
Hyundai Mobis	473,327	119,975,247
KB Financial Group, Inc.	5,236,930	165,017,846
Korea Life Insurance Co., Ltd.	31,549,543	202,661,995
KT&G Corp.	4,586,170	324,057,498
NHN Corp. (a)	987,221	180,819,124
Samsung Electronics Co., Ltd.	360,629	331,202,675
Shinhan Financial Group Co., Ltd.	9,724,814	335,556,733
Woongjin Coway Co., Ltd.	4,956,534	157,473,216

		1,866,408,033

Taiwan | 4.5%
Hon Hai Precision Industry Co., Ltd.	44,169,199	120,929,575
HTC Corp.	9,255,935	151,927,068
MediaTek, Inc.	11,543,421	105,792,771
Taiwan Semiconductor Manufacturing Co., Ltd.	93,690,284	234,542,869

		613,192,283

Description	Shares	Value

Thailand | 3.4%
Banpu Public Co. Ltd.	8,514,500	$147,350,777
CP All Public Co. Ltd. (l)	67,141,900	110,129,741
Kasikornbank Public Co. Ltd.	20,405,500	80,522,496
PTT Exploration & Production Public Co. Ltd. (l)	3,487,250	18,624,457
The Siam Cement Public Co. Ltd.	9,583,700	111,176,995

		467,804,466

Turkey | 4.9%
Akbank TAS	33,481,206	106,432,665
Koc Holding AS	39,320,118	117,934,400
Turkcell Iletisim Hizmetleri AS (a)	51,956,159	243,628,088
Turkiye Is Bankasi AS, C Shares	112,294,808	196,275,018

		664,270,171

Total Common Stocks (Identified cost $13,738,636,289)		13,193,058,081

Preferred Stocks | 2.6%

Brazil | 2.6%
CEMIG SA Sponsored ADR	11,386,354	202,563,238
Companhia de Bebidas das Americas SA Sponsored ADR	4,416,248	159,382,390

Total Preferred Stocks
(Identified cost $289,807,812)		361,945,628

Short-Term Investment | 0.0%
State Street Institutional Treasury Money Market Fund (Identified cost $2,812)	2,812	2,812

Total Investments | 99.4%
(Identified cost $14,028,446,913) (b)		$13,555,006,521

Cash and Other Assets in Excess of Liabilities | 0.6%		79,195,604

Net Assets | 100.0%		$13,634,202,125

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 92.0%

Brazil | 10.4%
Cia Hering	186,034	$3,237,455
Cyrela Brazil Realty SA Empreendimentos e Participacoes	483,560	3,847,222
Localiza Rent a Car SA	203,000	2,786,114
MRV Engenharia e Participacoes SA	904,395	5,188,059
Petroleo Brasileiro SA Sponsored ADR	145,100	3,408,399
Totvs SA	134,200	2,392,973
Vale SA Sponsored ADR	109,115	2,340,517

		23,200,739

China | 22.8%
AAC Technologies Holdings, Inc.	1,863,700	4,199,360
Agricultural Bank of China, Ltd., Class H	11,610,500	5,008,006
China Construction Bank Corp., Class H	5,685,849	3,967,927
China Merchants Bank Co., Ltd., Class H	2,015,406	4,074,096
China National Materials Co., Ltd., Class H	9,450,890	3,358,543
China Petroleum & Chemical Corp. ADR	30,535	3,207,702
China State Construction International Holdings, Ltd.	7,348,940	5,242,079
Daphne International Holdings, Ltd.	2,580,000	2,873,458
Geely Automobile Holdings, Ltd.	9,921,700	2,171,721
Hidili Industry International Development, Ltd.	10,215,900	3,025,335
NetEase.com, Inc. Sponsored ADR (a)	63,885	2,865,242
Ping An Insurance (Group) Co. of China, Ltd., Class H	695,500	4,593,921
Sands China, Ltd. (a)	794,400	2,245,137
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	3,830,400	4,123,058

		50,955,585

Colombia | 1.8%
Pacific Rubiales Energy Corp.	218,535	4,017,826

India | 5.4%
Cairn India, Ltd. (a)	479,167	2,841,346
HDFC Bank, Ltd. Sponsored ADR	67,700	1,779,156
ICICI Bank, Ltd. Sponsored ADR	160,630	4,245,451
Shriram Transport Finance Co., Ltd.	409,114	3,245,255

		12,111,208

Description	Shares	Value

Indonesia | 1.5%
PT Bank Rakyat Indonesia (Persero) Tbk	4,625,600	$3,443,375

Kazakhstan | 2.8%
Halyk Savings Bank of Kazakhstan JSC GDR (a)	768,570	3,735,250
Zhaikmunai LP GDR (a)	248,798	2,413,341

		6,148,591

Mexico | 3.8%
Corporacion Geo SAB de CV, Series B (a)	4,162,006	5,138,868
Grupo Financiero Banorte SAB de CV, Class O	1,075,657	3,256,717

		8,395,585

Peru | 1.5%
Credicorp, Ltd.	29,500	3,229,365

Philippines | 1.3%
SM Investments Corp.	225,697	2,997,800

Qatar | 1.0%
Qatar Electricity & Water Co.	59,135	2,267,053

Russia | 18.0%
Alliance Oil Co., Ltd. SDR (a)	442,778	5,516,992
Eurasia Drilling Co., Ltd. GDR	109,027	2,562,135
Gazprom OAO Sponsored ADR	209,930	2,242,262
Globaltrans Investment PLC Sponsored GDR	325,107	4,470,221
Rosneft Oil Co. OJSC GDR	550,932	3,636,151
Sberbank of Russia (l)	2,561,840	6,312,320
TMK OAO GDR	387,210	3,484,890
Uralkali OJSC Sponsored GDR	124,132	4,468,752
VTB Bank OJSC GDR	973,581	3,514,627
X5 Retail Group NV GDR (a)	179,237	4,093,773

		40,302,123

South Africa | 8.3%
Barloworld, Ltd.	429,741	3,999,534
Exxaro Resources, Ltd. Sponsored ADR	281,080	5,823,978
Mr Price Group, Ltd.	183,669	1,815,633
MTN Group, Ltd.	184,170	3,279,107
Standard Bank Group, Ltd.	305,782	3,740,574

		18,658,826

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Korea | 5.0%
Hyundai Mobis	15,981	$4,050,739
Samsung Electronics Co., Ltd.	4,186	3,844,434
Samsung Engineering Co., Ltd.	18,433	3,224,175

		11,119,348

Taiwan | 3.8%
Synnex Technology International Corp.	1,675,989	4,046,197
Tripod Technology Corp.	1,112,140	2,681,271
Yuanta Financial Holding Co., Ltd. (a)	3,489,159	1,780,360

		8,507,828

Thailand | 1.3%
PTT Exploration & Production Public Co. Ltd. (l)	558,549	2,983,059

Turkey | 1.6%
Tofas Turk Otomobil Fabrikasi AS	564,391	1,764,327
Turkiye Garanti Bankasi AS ADR	587,040	1,825,695

		3,590,022

United States | 1.7%
NII Holdings, Inc. (a)	182,977	3,897,410

Total Common Stocks
(Identified cost $262,533,116)		205,825,743

Description	Shares	Value

Preferred Stocks | 6.4%

Brazil | 4.6%
Banco Bradesco SA Sponsored ADR	221,533	$3,695,170
Gerdau SA Sponsored ADR	394,450	3,080,655
Marcopolo SA	931,700	3,541,484

		10,317,309

Colombia | 1.8%
Bancolombia SA Sponsored ADR	68,900	4,103,684

Total Preferred Stocks (Identified cost $16,327,529)		14,420,993

Short-Term Investment | 1.4%
State Street Institutional Treasury Money Market Fund (Identified cost $3,060,182)	3,060,182	3,060,182

Total Investments | 99.8%
(Identified cost $281,920,827) (b)		$223,306,918

Cash and Other Assets in Excess of Liabilities | 0.2%		549,513

Net Assets | 100.0%		$223,856,431

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 90.4%

Argentina | 1.1%
YPF Sociedad Anonima Sponsored ADR	34,775	$1,205,997

Brazil | 12.8%
Banco do Brasil SA	92,407	1,174,130
Cia Hering	107,927	1,878,199
Cielo SA Sponsored ADR	59,010	1,529,539
Companhia Siderurgica Nacional SA Sponsored ADR	84,945	694,850
Localiza Rent a Car SA	108,700	1,491,875
MRV Engenharia e Participacoes SA	295,100	1,692,840
Natura Cosmeticos SA	44,450	864,097
Petroleo Brasileiro SA Sponsored ADR	76,200	1,789,938
Redecard SA	109,000	1,705,782
Souza Cruz SA	76,195	935,868

		13,757,118

Canada | 0.9%
First Quantum Minerals, Ltd.	48,905	962,499

China | 11.8%
AAC Technologies Holdings, Inc.	653,640	1,472,806
Agricultural Bank of China, Ltd., Class H	4,898,000	2,112,675
China Construction Bank Corp., Class H	1,085,461	757,500
China National Materials Co., Ltd., Class H	3,162,000	1,123,673
China State Construction International Holdings, Ltd.	2,526,504	1,802,183
Daphne International Holdings, Ltd.	1,232,000	1,372,132
Hidili Industry International Development, Ltd.	2,264,360	670,567
Ping An Insurance (Group) Co. of China, Ltd., Class H	315,000	2,080,640
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	1,165,640	1,254,700

		12,646,876

Colombia | 1.4%
Pacific Rubiales Energy Corp.	81,000	1,489,207

Description	Shares	Value

Egypt | 1.7%
Commercial International Bank Egypt SAE	319,069	$999,413
Orascom Construction Industries	25,766	875,850

		1,875,263

Hungary | 0.7%
OTP Bank PLC	58,337	770,958

India | 1.3%
ICICI Bank, Ltd. Sponsored ADR	54,290	1,434,885

Indonesia | 3.8%
PT Bank Rakyat Indonesia (Persero) Tbk	2,027,618	1,509,393
PT Telekomunikasi Indonesia Tbk Sponsored ADR	43,950	1,351,023
PT United Tractors Tbk	437,515	1,271,411

		4,131,827

Kazakhstan | 1.2%
Halyk Savings Bank of Kazakhstan JSC GDR (a)	264,744	1,286,656

Mexico | 5.8%
America Movil SAB de CV ADR, Series L	43,508	983,281
Corporacion Geo SAB de CV, Series B (a)	770,000	950,726
Grupo Financiero Banorte SAB de CV, Class O	388,800	1,177,152
Grupo Mexico SAB de CV, Series B	410,501	1,079,298
Grupo Televisa SA Sponsored ADR	46,573	980,827
Kimberly-Clark de Mexico SAB de CV, Series A	190,600	1,036,679

		6,207,963

Philippines | 3.0%
Philippine Long Distance Telephone Co. Sponsored ADR	30,905	1,780,746
SM Investments Corp.	110,638	1,469,539

		3,250,285

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Russia | 15.8%
Alliance Oil Co., Ltd. SDR (a)	162,382	$2,023,272
Eurasia Drilling Co., Ltd. GDR	53,739	1,262,866
Gazprom OAO Sponsored ADR	253,532	2,707,975
Globaltrans Investment PLC Sponsored GDR	123,604	1,699,555
Lukoil OAO Sponsored ADR	18,968	1,009,098
Mobile TeleSystems OJSC Sponsored ADR	89,520	1,314,154
Oriflame Cosmetics SA SDR	24,557	775,741
Sberbank of Russia (l)	669,435	1,649,474
Sberbank of Russia Sponsored ADR (a)	118,872	1,181,588
TMK OAO GDR	106,500	958,500
Uralkali OJSC Sponsored GDR	66,609	2,397,924

		16,980,147

South Africa | 7.0%
Exxaro Resources, Ltd.	93,301	1,941,712
Kumba Iron Ore, Ltd.	2,005	124,186
Standard Bank Group, Ltd.	204,527	2,501,941
Tiger Brands, Ltd.	51,196	1,591,077
Truworths International, Ltd.	152,911	1,398,874

		7,557,790

South Korea | 10.6%
Hyundai Mobis	4,611	1,168,761
Korea Life Insurance Co., Ltd.	165,482	1,062,992
KT&G Corp.	24,194	1,709,541
NHN Corp. (a)	9,253	1,694,777
Samsung Electronics Co., Ltd.	3,270	3,003,177
Samsung Engineering Co., Ltd.	7,090	1,240,135
Shinhan Financial Group Co., Ltd.	43,840	1,512,708

		11,392,091

Taiwan | 5.8%
Hon Hai Precision Industry Co., Ltd.	330,281	904,267
HTC Corp. GDR	14,013	920,039
MediaTek, Inc.	44,000	403,250
Synnex Technology International Corp.	692,190	1,671,095
Taiwan Semiconductor Manufacturing Co., Ltd.	427,000	1,068,945
Tripod Technology Corp.	508,146	1,225,095

		6,192,691

Description	Shares	Value

Thailand | 0.9%
Banpu Public Co. Ltd.	57,730	$999,068

Turkey | 3.8%
Koc Holding AS ADR	70,598	1,050,498
Tofas Turk Otomobil Fabrikasi AS	327,128	1,022,626
Turkcell Iletisim Hizmetleri AS ADR (a)	92,355	1,086,095
Turkiye Is Bankasi AS, C Shares	549,749	960,881

		4,120,100

United States | 1.0%
NII Holdings, Inc. (a)	50,900	1,084,170

Total Common Stocks (Identified cost $115,188,086)		97,345,591

Preferred Stocks | 5.6%

Brazil | 3.8%
CEMIG SA Sponsored ADR	72,215	1,284,705
Marcopolo SA	367,600	1,397,284
Vale SA Sponsored ADR	66,100	1,361,660

		4,043,649

Colombia | 1.8%
Bancolombia SA Sponsored ADR	32,820	1,954,759

Total Preferred Stocks (Identified cost $6,725,075)		5,998,408

Short-Term Investment | 5.2%
State Street Institutional Treasury Money Market Fund (Identified cost $5,625,563)	5,625,563	5,625,563

Total Investments | 101.2% (Identified cost $127,538,724) (b)		$108,969,562

Liabilities in Excess of Cash and Other Assets | (1.2)%		(1,307,523)

Net Assets | 100.0%		$107,662,039

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio

Common Stocks | 49.5%

Argentina | 0.6%
YPF Sociedad Anonima Sponsored ADR (d)	9,887	$342,881

Brazil | 6.8%
Banco do Brasil SA	10,090	128,204
Banco do Brasil SA Sponsored ADR (d)	17,160	216,216
Cia Hering	30,800	535,997
Cielo SA Sponsored ADR (d)	17,390	450,749
Companhia Siderurgica Nacional SA Sponsored ADR	25,130	205,563
Localiza Rent a Car SA	30,900	424,093
MRV Engenharia e Participacoes SA	83,900	481,292
Natura Cosmeticos SA	12,440	241,831
Petroleo Brasileiro SA Sponsored ADR (d)	21,800	512,082
Redecard SA	11,860	185,602
Redecard SA Sponsored GDR (c), (d)	7,273	227,636
Souza Cruz SA	21,980	269,970

		3,879,235

Canada | 0.5%
First Quantum Minerals, Ltd.	14,380	283,013

China | 6.5%
AAC Technologies Holdings, Inc.	196,000	441,634
Agricultural Bank of China, Ltd., Class H	1,468,000	633,199
China Construction Bank Corp., Class H	318,000	221,919
China National Materials Co., Ltd., Class H	914,000	324,806
China State Construction International Holdings, Ltd.	739,600	527,565
Daphne International Holdings, Ltd.	352,000	392,038
Hidili Industry International Development, Ltd.	656,000	194,268
Ping An Insurance (Group) Co. of China, Ltd., Class H	89,500	591,166
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	336,580	362,296

		3,688,891

Colombia | 0.8%
Pacific Rubiales Energy Corp.	23,100	424,700

Description	Shares	Value

Egypt | 0.9%
Commercial International Bank Egypt SAE	67,959	$212,867
Commercial International Bank Egypt SAE GDR	23,973	72,159
Orascom Construction Industries	5,242	178,188
Orascom Construction Industries, Sponsored ADR	2,000	65,200

		528,414

Hungary | 0.4%
OTP Bank PLC	18,673	246,775

India | 0.7%
ICICI Bank, Ltd. Sponsored ADR (d)	15,200	401,736

Indonesia | 2.1%
PT Bank Rakyat Indonesia (Persero) Tbk	576,000	428,784
PT Telekomunikasi Indonesia Tbk Sponsored ADR (d)	12,950	398,083
PT United Tractors Tbk	124,515	361,839

		1,188,706

Kazakhstan | 0.7%
Halyk Savings Bank of Kazakhstan JSC GDR (a), (d)	82,234	399,657

Mexico | 3.2%
America Movil SAB de CV ADR, Series L	12,590	284,534
Corporacion Geo SAB de CV, Series B (a)	215,400	265,956
Grupo Financiero Banorte SAB de CV, Class O	111,100	336,372
Grupo Mexico SAB de CV, Series B	120,909	317,897
Grupo Televisa SA Sponsored ADR	13,592	286,248
Kimberly-Clark de Mexico SAB de CV, Series A	55,875	303,906

		1,794,913

Philippines | 1.7%
Philippine Long Distance Telephone Co. Sponsored ADR (d)	9,037	520,712
SM Investments Corp.	31,360	416,536

		937,248

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russia | 8.6%
Alliance Oil Co., Ltd. SDR (a)	46,290	$576,771
Eurasia Drilling Co., Ltd. GDR	15,213	357,506
Gazprom OAO Sponsored ADR (d)	72,394	773,240
Globaltrans Investment PLC Sponsored GDR	35,265	484,894
Lukoil OAO Sponsored ADR	5,585	297,122
Mobile TeleSystems OJSC Sponsored ADR (d)	26,260	385,497
Oriflame Cosmetics SA SDR	6,812	215,187
Sberbank of Russia (l)	190,416	469,181
Sberbank of Russia Sponsored ADR (a), (d)	35,152	349,411
TMK OAO GDR	30,262	272,358
Uralkali OJSC Sponsored GDR	19,805	712,980

		4,894,147

South Africa | 3.9%
Exxaro Resources, Ltd.	27,005	562,008
Kumba Iron Ore, Ltd.	720	44,596
Standard Bank Group, Ltd.	58,689	717,932
Tiger Brands, Ltd.	15,039	467,384
Truworths International, Ltd.	44,928	411,014

		2,202,934

South Korea | 5.8%
Hyundai Mobis	1,377	349,031
Korea Life Insurance Co., Ltd.	48,020	308,462
KT&G Corp.	2,611	184,492
KT&G Corp. GDR (c), (d)	9,033	319,135
NHN Corp. (a)	2,669	488,853
Samsung Electronics Co., Ltd.	671	616,248
Samsung Electronics Co., Ltd. GDR	541	249,239
Samsung Engineering Co., Ltd.	2,024	354,024
Shinhan Financial Group Co., Ltd.	4,730	163,210
Shinhan Financial Group Co., Ltd. ADR	4,046	275,978

		3,308,672

Description	Shares	Value

Taiwan | 3.2%
Hon Hai Precision Industry Co., Ltd. GDR (d)	48,403	$266,214
HTC Corp. GDR	4,066	266,958
MediaTek, Inc.	13,000	119,142
Synnex Technology International Corp.	198,000	478,014
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	23,356	301,526
Tripod Technology Corp.	146,060	352,138

		1,783,992

Thailand | 0.5%
Banpu Public Co. Ltd.	16,600	287,277

Turkey | 2.1%
Koc Holding AS ADR	20,585	306,305
Tofas Turk Otomobil Fabrikasi AS	92,454	289,018
Turkcell Iletisim Hizmetleri AS ADR (a)	26,890	316,226
Turkiye Is Bankasi AS, C Shares	161,006	281,415

		1,192,964

United States | 0.5%
NII Holdings, Inc. (a)	14,200	302,460

Total Common Stocks (Identified cost $31,857,341)		28,088,615

Preferred Stocks | 3.0%

Brazil | 2.0%
CEMIG SA Sponsored ADR (d)	20,711	368,448
Marcopolo SA	103,500	393,414
Vale SA Sponsored ADR (d)	19,400	399,640

		1,161,502

Colombia | 1.0%
Bancolombia SA Sponsored ADR (d)	9,380	558,673

Total Preferred Stocks (Identified cost $1,879,111)		1,720,175

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Corporate Bonds | 5.0%

Argentina | 0.1%
Pan American Energy LLC, 7.875%, 05/07/21	70	$70,350

Brazil | 0.3%
Odebrecht Finance, Ltd., 7.000%, 04/21/20	175	187,250

China | 0.2%
Lumena Resources Corp., 12.000%, 10/27/14	100	86,179

Colombia | 0.4%
Pacific Rubiales Energy Corp., 7.250%, 12/12/21 (c)	215	216,075

Costa Rica | 0.4%
Instituto Costarricense de Electricidad, 6.950%, 11/10/21 (c)	200	203,000

Indonesia | 0.7%
Altus Capital Pte., Ltd., 12.875%, 02/10/15	100	97,682
Bumi Investment Pte., Ltd., 10.750%, 10/06/17	100	100,000
PT Pertamina (Persero) Tbk, 6.500%, 05/27/41	200	207,000

		404,682

Ireland | 0.4%
Novatek Finance, Ltd., 6.604%, 02/03/21	225	227,250

Russia | 2.0%
Alfa-Bank, 7.875%, 09/25/17	200	189,000
ALROSA Finance SA, 7.750%, 11/03/20	200	199,000
Lukoil International Finance BV, 7.250%, 11/05/19	150	154,875
Metalloinvest Finance, Ltd., 6.500%, 07/21/16	200	179,000

Description	Principal Amount (000) (e)	Value

MTS International Funding, Ltd., 8.625%, 06/22/20	125	$134,219
Russian Standard Bank, 7.730%, 12/16/15	200	177,000
TNK-BP Finance SA, 7.875%, 03/13/18	100	106,875

		1,139,969

Ukraine | 0.3%
Ferrexpo Finance PLC, 7.875%, 04/07/16	200	173,000

United Arab Emirates | 0.2%
DP World, Ltd., 6.850%, 07/02/37	150	135,750

Total Corporate Bonds (Identified cost $2,936,073)		2,843,505

Foreign Government Obligations | 17.8%

Argentina | 0.3%
Republic of Argentina:
8.280%, 12/31/33	191	139,434
2.500%, 12/31/38 (f)	150	52,875

		192,309

Belize | 0.2%
Government of Belize, 6.000%, 02/20/29 (f)	155	93,000

Dominican Republic | 0.4%
Dominican Republic:
14.000%, 02/10/12 (g)	2,000	51,793
9.040%, 01/23/18	71	77,438
7.500%, 05/06/21	125	122,500

		251,731

Gambia | 0.2%
Gabonese Republic, 8.200%, 12/12/17	100	114,000

Ghana | 0.2%
Republic of Ghana, 8.500%, 10/04/17	100	109,500

Indonesia | 1.1%
Republic of Indonesia:
6.875%, 01/17/18	300	353,250
6.625%, 02/17/37	200	242,000

		595,250

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Iraq | 0.7%
Republic of Iraq, 5.800%, 01/15/28	500	$410,000

Israel | 0.8%
Israel Fixed Bonds:
4.000%, 03/30/12 (g)	693	187,897
5.000%, 03/31/13 (g)	545	152,417
4.250%, 08/31/16 (g)	400	110,029
Israel Government Bond - Shahar, 10.000%, 05/31/12 (g)	82	23,423

		473,766

Malaysia | 1.4%
Bank Negara Monetary Notes:
0.000%, 02/21/12 (g)	450	141,418
0.000%, 03/01/12 (g)	2,100	659,546

		800,964

Mexico | 4.1%
Mexican Bonos:
7.500%, 06/21/12 (g)	800	58,093
9.000%, 06/20/13 (g)	2,750	208,626
9.500%, 12/18/14 (g)	2,600	208,396
8.000%, 12/17/15 (g)	700	54,769
7.250%, 12/15/16 (g)	3,500	268,478
Mexican Cetes:
0.000%, 03/08/12 (g)	87,500	621,793
0.000%, 05/03/12 (g)	37,000	261,055
0.000%, 06/14/12 (g)	18,400	129,020
0.000%, 08/23/12 (g)	77,000	534,956

		2,345,186

Namibia | 0.4%
Namibia International Bond, 5.500%, 11/03/21 (c)	200	204,000

Nigeria | 0.4%
Republic of Nigeria, 6.750%, 01/28/21	200	208,000

Peru | 1.4%
Republic of Peru:
7.350%, 07/21/25	375	496,875
6.550%, 03/14/37	230	292,100

		788,975

Description	Principal Amount (000) (e)	Value

Poland | 0.5%
Poland Government Bonds:
0.000%, 01/25/12 (g)	231	$66,774
0.000%, 10/25/12 (g)	725	202,628
3.000%, 08/24/16 (g)	58	17,100

		286,502

Qatar | 0.6%
State of Qatar, 4.500%, 01/20/22 (c)	325	334,750

Romania | 0.4%
Romania Treasury Bills:
0.000%, 02/08/12 (g)	260	77,322
0.000%, 04/04/12 (g)	210	61,819
0.000%, 06/06/12 (g)	360	104,780

		243,921

Russia | 0.3%
Russia Eurobond, 7.850%, 03/10/18 (g)	5,000	157,589

South Africa | 2.0%
Republic of South Africa:
13.500%, 09/15/15 (g)	922	139,079
8.250%, 09/15/17 (g)	4,561	587,545
7.250%, 01/15/20 (g)	3,433	408,895

		1,135,519

Turkey | 1.7%
Turkey Government Bonds:
0.000%, 11/07/12 (g)	327	157,072
0.000%, 02/20/13 (g)	222	103,957
0.000%, 05/15/13 (g)	190	86,936
0.000%, 07/17/13 (g)	678	302,047
9.000%, 05/21/14 (g)	45	26,860
4.500%, 02/11/15 (g)	328	179,306
4.000%, 04/29/15 (g)	186	100,414

		956,592

Venezuela | 0.7%
Republic of Venezuela:
7.000%, 12/01/18	200	141,250
12.750%, 08/23/22	155	139,887
7.000%, 03/31/38	225	129,938

		411,075

Total Foreign Government Obligations (Identified cost $10,504,056)		10,112,629

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Quasi Bonds | 1.1%

Colombia | 0.1%
Empresas Publicas de Medellin, 8.375%, 02/01/21 (g)	100,000	$54,130

Russia | 0.3%
Gaz Capital SA, 9.250%, 04/23/19	150	178,335

Venezuela | 0.7%
Petroleos de Venezuela SA:
4.900%, 10/28/14	45	35,213
5.250%, 04/12/17	50	31,750
8.500%, 11/02/17	225	169,650
5.375%, 04/12/27	325	160,062

		396,675

Total Quasi Bonds (Identified cost $619,666)		629,140

Supranationals | 0.3%

Indonesia | 0.3%
European Bank for Reconstruction & Development,
7.200%, 06/08/16 (g)	560,000	62,451
Export-Import Bank of Korea:
8.300%, 03/15/14 (g)	430,000	47,071
8.400%, 07/06/16 (g)	850,000	92,607

Total Supranationals (Identified cost $217,114)		202,129

Description	Shares	Value

Short-Term Investment | 21.9%
State Street Institutional Treasury Money Market Fund (Identified cost $12,413,482)	12,413,482	$12,413,482

Total Investments | 98.6% (Identified cost $60,426,843) (b)		56,009,675

Description	Number of Contracts	Value

Purchased Options | 0.0%
AUD vs USD January 12 1.01 Put, Expires 01/13/12	3,700	$2,422
USD vs BRL February 12 1.78 Put, Expires 02/02/12	10,000	1,700
USD vs MXN February 12 13.50 Put, Expires 02/02/12	13,000	6,240

Total Purchased Options (Identified cost $65,019)		10,362

Total Investments and Purchased Options | 98.6% (Identified cost $60,491,862)		$56,020,037

Cash and Other Assets in Excess of Liabilities | 1.4%		769,123

Net Assets | 100.0%		$56,789,160

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/04/12	361,600	$200,000	$193,861	$—	$6,139
BRL	BRC	01/04/12	634,290	340,504	340,057	—	447
BRL	UBS	01/04/12	858,585	455,000	460,306	5,306	—
BRL	HSB	01/17/12	243,359	129,000	130,071	1,071	—
BRL	BRC	02/02/12	995,890	532,007	530,295	—	1,712
BRL	HSB	02/02/12	851,996	459,000	453,674	—	5,326
BRL	UBS	02/02/12	352,124	188,000	187,500	—	500
CLP	JPM	01/17/12	95,921,650	187,000	184,304	—	2,696
CLP	JPM	01/17/12	129,270,900	258,000	248,381	—	9,619
CLP	BNP	02/13/12	11,563,200	24,000	22,140	—	1,860
CNY	HSB	06/13/12	1,497,890	235,000	237,454	2,454	—
CNY	JPM	06/13/12	1,188,540	186,000	188,414	2,414	—
CNY	BRC	08/13/12	1,080,924	169,000	171,248	2,248	—
CNY	JPM	09/24/12	1,350,420	213,000	213,870	870	—
COP	CIT	01/10/12	257,146,000	132,481	132,770	289	—
EUR	CIT	01/03/12	104,000	140,525	134,602	—	5,923
EUR	ING	01/03/12	154,000	205,390	199,315	—	6,075
EUR	JPM	01/03/12	162,580	210,760	210,419	—	341
EUR	UBS	01/09/12	48,976	64,000	63,389	—	611
EUR	UBS	01/09/12	86,882	119,000	112,451	—	6,549
EUR	BNP	01/23/12	159,512	207,320	206,473	—	847
EUR	BRC	01/30/12	134,696	173,925	174,357	432	—
EUR	ING	02/03/12	51,000	65,991	66,018	27	—
EUR	CIT	02/14/12	62,267	83,000	80,612	—	2,388
EUR	JPM	02/14/12	9,538	12,379	12,347	—	32
GHS	BRC	01/17/12	76,875	46,422	46,751	329	—
IDR	JPM	01/19/12	129,150,000	14,000	14,223	223	—
IDR	BRC	02/14/12	2,286,610,000	251,000	251,148	148	—
ILS	CIT	01/09/12	93,730	25,000	24,592	—	408
INR	BRC	01/13/12	6,138,930	123,000	115,389	—	7,611
INR	BRC	03/27/12	18,380,580	339,000	340,759	1,759	—
INR	JPM	05/25/12	1,908,000	40,000	35,055	—	4,945
INR	UBS	05/25/12	4,263,990	89,000	78,341	—	10,659
INR	BRC	11/15/12	11,479,620	222,000	206,645	—	15,355
JPY	HSB	02/21/12	26,437,254	339,673	343,739	4,066	—
KRW	JPM	01/12/12	170,085,000	150,000	147,561	—	2,439
KRW	BRC	01/13/12	148,330,000	130,000	128,678	—	1,322
KRW	SCB	01/13/12	472,687,600	412,000	410,062	—	1,938
MXN	UBS	01/06/12	1,434,426	102,000	102,775	775	—
MYR	BRC	01/03/12	412,781	131,000	130,215	—	785
MYR	SCB	01/03/12	412,781	129,952	130,214	262	—

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2011 (continued):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
MYR	SCB	01/31/12	1,644,732	$517,000	$517,907	$907	$—
PEN	RBC	01/17/12	381,828	141,000	141,448	448	—
PHP	JPM	01/24/12	5,691,400	130,000	129,670	—	330
PLN	CIT	01/03/12	1,155,000	381,515	334,705	—	46,810
PLN	ING	01/03/12	7,148	2,103	2,071	—	32
PLN	JPM	01/03/12	722,666	238,708	209,419	—	29,289
PLN	JPM	02/03/12	41,899	12,328	12,109	—	219
PLN	JPM	02/03/12	717,899	211,147	207,484	—	3,663
PLN	CIT	02/14/12	910,106	268,381	262,750	—	5,631
RON	BRC	01/23/12	258,000	78,194	76,999	—	1,195
RON	BRC	01/23/12	526,027	158,636	156,991	—	1,645
RUB	CSF	01/11/12	2,868,775	86,998	89,081	2,083	—
RUB	BRC	01/13/12	5,496,695	174,000	170,638	—	3,362
RUB	UBS	04/06/12	4,169,500	124,000	127,887	3,887	—
SGD	BRC	01/17/12	439,789	341,340	339,055	—	2,285
SGD	HSB	02/13/12	145,264	112,000	111,984	—	16
SGD	SCB	03/22/12	100,972	77,343	77,847	504	—
THB	HSB	01/06/12	2,414,880	78,000	76,531	—	1,469
THB	SCB	01/25/12	11,289,600	360,000	357,306	—	2,694
TRY	BRC	01/06/12	255,987	135,000	135,077	77	—
TRY	BRC	03/29/12	296,408	158,000	153,483	—	4,517
ZAR	CIT	01/19/12	240,628	29,000	29,735	735	—
ZAR	JPM	01/30/12	1,193,125	145,948	147,176	1,228	—
ZAR	JPM	06/29/12	940,084	114,345	113,507	—	838

Total Forward Currency Purchase Contracts				$11,609,315	$11,441,335	$32,542	$200,522

Forward Currency Sale Contracts
AUD	BRC	01/30/12	344,016	$348,299	$350,823	$—	$2,524
BRL	BRC	01/04/12	995,890	535,569	533,918	1,651	—
BRL	HSB	01/04/12	858,585	465,737	460,306	5,431	—
CNY	JPM	06/13/12	874,197	137,000	138,583	—	1,583
CZK	BRC	01/23/12	4,295,000	220,970	217,419	3,551	—
EUR	CIT	01/03/12	265,030	381,516	343,015	38,501	—
EUR	ING	01/03/12	1,629	2,103	2,108	—	5
EUR	JPM	01/03/12	165,776	238,708	214,555	24,153	—
EUR	UBS	01/09/12	35,637	48,000	46,125	1,875	—
EUR	UBS	01/09/12	42,018	56,000	54,383	1,617	—
EUR	BRC	01/23/12	59,706	78,194	77,283	911	—
EUR	BRC	01/23/12	122,000	158,636	157,917	719	—
EUR	CSF	01/23/12	151,311	197,489	195,858	1,631	—
EUR	HSB	01/23/12	45,193	61,220	58,498	2,722	—
EUR	BRC	01/30/12	51,703	67,500	66,927	573	—

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2011 (concluded):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
EUR	ING	01/30/12	355,469	$480,359	$460,138	$20,221	$—
EUR	JPM	02/03/12	9,509	12,328	12,310	18	—
EUR	JPM	02/03/12	161,000	211,146	208,412	2,734	—
EUR	CIT	02/14/12	36,717	50,000	47,535	2,465	—
EUR	HSB	02/16/12	196,000	255,020	253,751	1,269	—
EUR	HSB	03/06/12	440,000	593,090	569,759	23,331	—
ILS	BRC	01/09/12	219,339	58,000	57,548	452	—
ILS	BRC	01/09/12	275,991	73,000	72,412	588	—
ILS	CIT	02/15/12	415,600	109,991	108,961	1,030	—
JPY	SCB	01/23/12	14,505,750	186,329	188,509	—	2,180
JPY	JPM	01/31/12	32,362,330	427,000	420,613	6,387	—
MXN	JPM	01/13/12	4,780,602	349,000	342,333	6,667	—
MXN	BRC	01/17/12	2,240,000	161,646	160,352	1,294	—
MXN	HSB	03/13/12	2,052,028	148,892	146,233	2,659	—
MYR	BRC	01/03/12	412,781	129,953	130,215	—	262
MYR	SCB	01/03/12	412,781	130,010	130,215	—	205
PLN	CIT	01/03/12	469,487	140,525	136,052	4,473	—
PLN	ING	01/03/12	692,661	205,390	200,725	4,665	—
PLN	JPM	01/03/12	722,666	210,760	209,420	1,340	—
PLN	ING	02/03/12	224,484	65,991	64,879	1,112	—
RUB	UBS	01/11/12	2,868,775	88,871	89,081	—	210
RUB	UBS	01/13/12	1,743,120	53,983	54,113	—	130
THB	HSB	01/06/12	4,228,505	137,000	134,007	2,993	—
THB	JPM	01/17/12	5,433,296	173,327	172,055	1,272	—
TRY	BRC	03/29/12	36,660	19,349	18,983	366	—
TRY	BRC	03/29/12	259,748	139,182	134,500	4,682	—
TRY	CIT	09/28/12	177,318	91,552	88,290	3,262	—
TRY	JPM	09/28/12	150,099	77,319	74,737	2,582	—
TRY	JPM	09/28/12	163,608	84,295	81,463	2,832	—
TRY	JPM	12/19/12	704,283	346,000	344,795	1,205	—
ZAR	BRC	01/19/12	1,248,100	148,025	154,233	—	6,208
ZAR	CIT	06/29/12	927,500	114,550	111,986	2,564	—
ZAR	CIT	10/29/12	1,054,724	128,382	125,373	3,009	—
ZAR	CIT	10/29/12	1,287,919	153,460	153,092	368	—
ZAR	CIT	11/08/12	1,049,732	127,198	124,616	2,582	—

Total Forward Currency Sale Contracts				$8,877,864	$8,699,414	191,757	13,307

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$224,299	$213,829

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Lazard Emerging Markets Multi-Strategy Portfolio (concluded)

Written Options open at December 31, 2011:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

USD vs BRL 1.72 Put	10,000	1.72	02/02/12	$8,775	$300
USD vs MXN 13.00 Put	13,000	13.00	02/02/12	13,683	1,170

Total Written Options				$22,458	$1,470

Credit Default Swap Agreements open at December 31, 2011:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

People’s Republic of China	JPM	1,000,000	12/20/16	1.00%		$21,158	$(22,555)	$1,397
Federative Republic of Brazil	JPM	1,000,000	12/20/16	(1.00%	)	26,815	27,128	(313)
Federative Republic of Brazil	JPM	500,000	12/20/16	(1.00%	)	13,408	13,890	(482)
Federative Republic of Brazil	JPM	450,000	12/20/16	(1.00%	)	12,067	12,709	(642)

							$31,172	$(40)

Interest Rate Swap Agreements open at December 31, 2011:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Appreciation (Depreciation)

HUF	JPM	90,000,000	11/03/21	(7.36%)	6 Month Budapest Interbank Lending Rate	$5,633

ZAR	JPM	3,000,000	11/02/16	6.61%	South Africa Johannesburg Interbank Agreed 3 Month	(2,191)

MXN	JPM	4,000,000	10/27/16	(5.54%)	Mexico Interbank TIIE 28 Day	3,639

MXN	JPM	2,000,000	10/28/16	(5.47%)	Mexico Interbank TIIE 28 Day	2,267

						$9,348

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 7.8%

Argentina | 0.2%
Pan American Energy LLC, 7.875%, 05/07/21	260	$261,300

Brazil | 1.2%
Arcos Dorados Holdings, Inc.:
10.250%, 07/13/16 (g)	1,250	686,067
10.250%, 07/13/16 (c), (g)	250	136,711
Odebrecht Finance, Ltd., 7.000%, 04/21/20	450	481,500

		1,304,278

China | 0.1%
Lumena Resources Corp., 12.000%, 10/27/14	100	86,180

Colombia | 0.5%
Pacific Rubiales Energy Corp., 7.250%, 12/12/21 (c)	546	548,730

Costa Rica | 0.7%
Instituto Costarricense de Electricidad, 6.950%, 11/10/21 (c)	700	710,500

Indonesia | 2.3%
Altus Capital Pte., Ltd., 12.875%, 02/10/15	225	219,784
Bumi Investment Pte., Ltd., 10.750%, 10/06/17	570	570,000
PT Pertamina (Persero) Tbk:
5.250%, 05/23/21	900	921,150
6.500%, 05/27/41	725	750,375
		2,461,309

Mexico | 0.3%
TV Azteca SAB de CV, 7.500%, 05/25/18	350	354,165

Description	Principal Amount (000) (e)	Value

Russia | 1.8%
Alfa-Bank, 7.875%, 09/25/17	500	$472,500
ALROSA Finance SA, 7.750%, 11/03/20	450	447,750
MTS International Funding, Ltd., 8.625%, 06/22/20	575	617,406
Russian Standard Bank, 7.730%, 12/16/15	400	354,000

		1,891,656

Ukraine | 0.3%
Ferrexpo Finance PLC, 7.875%, 04/07/16	400	346,000

United Arab Emirates | 0.4%
DP World, Ltd., 6.850%, 07/02/37	450	407,250

Total Corporate Bonds (Identified cost $8,506,842)		8,371,368

Foreign Government Obligations | 74.1%

Argentina | 1.5%
Republic of Argentina:
8.750%, 06/02/17	300	282,000
8.280%, 12/31/33	1,172	855,836
2.500%, 12/31/38 (f)	1,350	475,875

		1,613,711

Belize | 0.5%
Government of Belize, 6.000%, 02/20/29 (f)	885	531,000

Brazil | 0.5%
Federal Republic of Brazil, 5.625%, 01/07/41	500	580,000

Bulgaria | 0.2%
Republic of Bulgaria, 8.250%, 01/15/15	225	251,437

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Colombia | 3.6%
Republic of Colombia:
12.000%, 10/22/15 (g)	1,950,000	$1,290,209
7.750%, 04/14/21 (g)	85,000	52,421
4.375%, 07/12/21	1,475	1,585,625
9.850%, 06/28/27 (g)	160,000	116,197
6.125%, 01/18/41	650	802,750

		3,847,202

Dominican Republic | 1.4%
Dominican Republic:
14.000%, 02/10/12 (g)	3,500	90,638
7.500%, 05/06/21 (d)	1,450	1,421,000

		1,511,638

Gambia | 1.1%
Gabonese Republic, 8.200%, 12/12/17	1,000	1,140,000

Ghana | 0.1%
Republic of Ghana, 8.500%, 10/04/17	150	164,250

Hungary | 1.2%
Hungary Government Bonds:
6.000%, 10/24/12 (g)	37,500	151,352
5.500%, 02/12/14 (g)	35,000	133,782
6.750%, 08/22/14 (g)	24,000	93,072
Republic of Hungary:
4.750%, 02/03/15	250	227,500
6.250%, 01/29/20	200	180,000
6.375%, 03/29/21	500	447,500
7.625%, 03/29/41	64	56,320

		1,289,526

Indonesia | 6.7%
Indonesia Government:
8.375%, 09/15/26 (g)	6,405,000	818,437
7.000%, 05/15/27 (g)	10,000,000	1,113,627
8.250%, 06/15/32 (g)	7,500,000	928,585
Republic of Indonesia:
6.875%, 01/17/18 (d)	2,125	2,502,187
6.625%, 02/17/37	1,450	1,754,500

		7,117,336

Iraq | 2.1%
Republic of Iraq, 5.800%, 01/15/28 (d)	2,775	2,275,500

Description	Principal Amount (000) (e)	Value

Israel | 0.9%
Israel Fixed Bond, 4.250%, 08/31/16 (g)	3,600	$990,260

Ivory Coast | 0.2%
Ivory Coast, 3.750%, 12/31/32 (f), (h)	450	225,000

Malaysia | 5.3%
Bank Negara Monetary Notes, 0.000%, 01/03/12 (g)	5,000	1,577,287
Malaysia Government:
3.702%, 02/25/13 (g)	300	95,477
3.434%, 08/15/14 (g)	760	242,122
3.835%, 08/12/15 (g)	1,500	484,050
4.262%, 09/15/16 (g)	3,000	984,918
3.580%, 09/28/18 (g)	6,700	2,124,137
4.378%, 11/29/19 (g)	600	199,614

		5,707,605

Mexico | 9.0%
Mexican Bonos:
9.000%, 06/20/13 (g)	7,080	537,117
8.000%, 12/19/13 (g)	1,000	75,764
8.000%, 12/17/15 (g)	4,100	320,788
7.250%, 12/15/16 (g)	7,400	567,638
8.500%, 12/13/18 (g)	12,000	985,768
8.000%, 06/11/20 (g)	10,710	850,771
6.500%, 06/10/21 (g)	1,000	71,557
7.500%, 06/03/27 (g)	640	47,430
8.500%, 05/31/29 (g)	9,100	722,291
7.750%, 05/29/31 (g)	9,400	691,782
10.000%, 11/20/36 (g)	7,620	676,316
Mexican Cetes:
0.000%, 04/04/12 (g)	5,000	35,390
0.000%, 04/19/12 (g)	31,250	220,737
0.000%, 09/20/12 (g)	205,000	1,421,016
United Mexican States:
5.950%, 03/19/19	850	1,010,225
5.125%, 01/15/20	250	285,625
5.750%, 10/12/10	1,000	1,065,000

		9,585,215

Namibia | 1.0%
Namibia International Bond, 5.500%, 11/03/21 (c)	1,000	1,020,000

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Nigeria | 1.0%
Republic of Nigeria, 6.750%, 01/28/21	1,025	$1,066,000

Pakistan | 0.1%
Republic of Pakistan, 6.875%, 06/01/17	100	72,000

Peru | 4.4%
Republic of Peru:
9.910%, 05/05/15 (g)	230	99,412
7.125%, 03/30/19	135	169,762
7.840%, 08/12/20 (g)	960	405,931
7.350%, 07/21/25	1,000	1,325,000
8.200%, 08/12/26 (g)	270	119,505
6.550%, 03/14/37 (d)	1,850	2,349,500
5.625%, 11/18/50	195	214,500

		4,683,610

Philippines | 2.0%
Republic of Philippines:
4.950%, 01/15/21 (g)	39,000	902,634
7.500%, 09/25/24	950	1,206,500

		2,109,134

Poland | 4.8%
Poland Government Bonds:
4.750%, 04/25/12 (g)	15	4,351
0.000%, 10/25/12 (g)	1,950	545,001
0.000%, 01/25/14 (g)	7,250	1,908,724
5.500%, 04/25/15 (g)	400	117,480
5.250%, 10/25/17 (g)	4,125	1,181,867
5.500%, 10/25/19 (g)	4,877	1,396,880

		5,154,303

Qatar | 2.1%
State of Qatar:
4.500%, 01/20/22 (c)	1,825	1,879,750
5.750%, 01/20/42 (c)	300	323,250

		2,203,000

Russia | 4.2%
Russia Eurobonds:
7.850%, 03/10/18 (g)	55,000	1,733,480
7.850%, 03/10/18 (c), (g)	5,000	157,589
7.500%, 03/31/30 (d)	2,263	2,627,735

		4,518,804

Description	Principal Amount (000) (e)	Value

South Africa | 5.5%
Republic of South Africa:
13.500%, 09/15/15 (g)	11,450	$1,727,170
8.250%, 09/15/17 (g)	19,440	2,504,247
10.500%, 12/21/26 (g)	4,685	678,617
7.000%, 02/28/31 (g)	9,600	983,124

		5,893,158

Sri Lanka | 0.4%
Republic of Sri Lanka, 6.250%, 10/04/20	450	450,000

Thailand | 3.5%
Bank of Thailand:
0.000%, 01/26/12 (g)	4,300	136,044
0.000%, 02/09/12 (g)	25,000	789,442
0.000%, 03/22/12 (g)	30,000	944,562
0.000%, 05/03/12 (g)	33,000	1,035,340
1.650%, 05/21/12 (g)	3,000	94,556
2.480%, 08/19/12 (g)	137	4,324
2.350%, 10/21/12 (g)	11,700	368,582
Thailand Government:
4.250%, 03/13/13 (g)	4,000	128,426
1.200%, 07/14/21 (g)	6,048	198,780

		3,700,056

Turkey | 6.6%
Republic of Turkey, 6.875%, 03/17/36	550	573,375
Turkey Government Bonds:
0.000%, 01/25/12 (g)	150	78,799
0.000%, 04/25/12 (g)	400	204,154
0.000%, 08/08/12 (g)	1,300	643,568
0.000%, 11/07/12 (g)	570	274,214
0.000%, 02/20/13 (g)	3,245	1,517,692
0.000%, 05/15/13 (g)	3,200	1,464,185
0.000%, 07/17/13 (g)	2,950	1,314,216
4.500%, 02/11/15 (g)	1,725	943,714

		7,013,917

Ukraine | 0.9%
Ukraine Government:
6.875%, 09/23/15	750	675,000
6.250%, 06/17/16	200	175,500
7.750%, 09/23/20	190	164,350

		1,014,850

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Description	Principal Amount (000) (e)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Uruguay | 0.2%
Republic Orient Uruguay, 4.375%, 12/15/28 (g)	4,200	$209,683

Venezuela | 3.1%
Republic of Venezuela:
5.750%, 02/26/16	325	254,313
7.000%, 12/01/18	225	158,906
7.750%, 10/13/19	875	625,625
12.750%, 08/23/22	230	207,575
9.000%, 05/07/23	30	21,450
8.250%, 10/13/24	635	417,513
7.650%, 04/21/25	1,500	930,000
7.000%, 03/31/38	1,205	695,887

		3,311,269

Total Foreign Government Obligations (Identified cost $79,700,675)		79,249,464

Quasi Bonds | 7.2%

Colombia | 0.2%
Emgesa SA, 8.750%, 01/25/21 (c), (g)	150,000	83,044
Empresas Publicas de Medellin, 8.375%, 02/01/21 (c), (g)	150,000	81,194
8.375%, 02/01/21 (g)	160,000	86,607

		250,845

Kazakhstan | 1.6%
Development Bank of Kazakhstan JSC, 5.500%, 12/20/15	1,675	1,658,250

Mexico | 1.0%
Pemex Project Funding Master Trust, 6.625%, 06/15/35	425	481,844
Petroleos Mexicanos, 5.500%, 01/21/21	550	596,750

		1,078,594

Russia | 2.0%
Gaz Capital SA:
9.250%, 04/23/19	100	118,890
6.510%, 03/07/22	300	304,500

Description	Principal Amount (000) (e)	Value

Russian Agricultural Bank OJSC:
7.500%, 03/25/13	31,500	$973,249
8.700%, 03/17/16	15,000	451,807
Vnesheconombank:
6.902%, 07/09/20	100	102,500
6.800%, 11/22/25	225	218,250

		2,169,196

South Africa | 0.4%
Transnet, Ltd., 10.500%, 09/17/20 (g)	3,000	402,947

Venezuela | 2.0%
Petroleos de Venezuela SA:
4.900%, 10/28/14	170	133,025
5.250%, 04/12/17	515	327,025
8.500%, 11/02/17	810	610,740
12.750%, 02/17/22	65	54,437
5.375%, 04/12/27	1,950	960,375
5.500%, 04/12/37	55	26,400

		2,112,002

Total Quasi Bonds (Identified cost $7,675,966)		7,671,834

Supranationals | 0.2%

Indonesia | 0.2%
European Bank for Reconstruction & Development, 7.200%, 06/08/16 (g)	1,500,000	167,279
Export-Import Bank of Korea, 6.600%, 11/04/13 (g)	700,000	74,705

		241,984

Total Supranationals (Identified cost $254,163)		241,984

Description	Shares	Value

Short-Term Investment | 9.0%
State Street Institutional Treasury Money Market Fund (Identified cost $9,595,503)	9,595,503	$9,595,503

Total Investments | 98.3% (Identified cost $105,733,149) (b)		105,130,153

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Description	Number of Contracts	Value

Lazard Emerging Markets Debt Portfolio (continued)

Purchased Options | 0.0%
AUD vs USD January 12 1.01 Put, Expires 01/13/12	23,800	$15,579
USD vs BRL February 12 1.78 Put, Expires 02/02/12	30,000	5,100
USD vs MXN February 12 13.50 Put, Expires 02/02/12	44,000	21,120

Total Purchased Options (Identified cost $244,081)		41,799

Description		Value

Total Investments and Purchased Options | 98.3% (Identified cost $105,977,230)		$105,171,952

Cash and Other Assets in Excess of Liabilities | 1.7%		1,769,357

Net Assets | 100.0%		$106,941,309

The accompanying notes are an integral part of these financial statements.

Annual Report  79

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at December 31, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/04/12	933,660	$520,000	$500,555	$—	$19,445
BRL	CIT	01/04/12	990,550	550,000	531,055	—	18,945
BRL	CIT	01/04/12	8,090,225	4,340,715	4,337,341	—	3,374
BRL	BRC	02/02/12	933,660	498,763	497,158	—	1,605
BRL	CIT	02/02/12	9,080,775	4,844,501	4,835,363	—	9,138
GHS	BRC	01/17/12	153,750	92,844	93,503	659	—
IDR	HSB	01/06/12	5,421,000,000	600,000	597,733	—	2,267
IDR	JPM	01/30/12	17,413,500,000	1,900,000	1,915,603	15,603	—
KRW	JPM	01/12/12	1,133,900,000	1,000,000	983,740	—	16,260
RUB	BRC	01/30/12	50,510,700	1,583,656	1,564,502	—	19,154
ZAR	BRC	01/11/12	245,963	30,267	30,435	168	—

Total Forward Currency Purchase Contracts				$15,960,746	$15,886,988	$16,430	$90,188

Forward Currency Sale Contracts
AUD	CIT	01/30/12	1,190,000	$1,204,578	$1,213,548	$—	$8,970
BRL	BRC	01/04/12	933,660	502,103	500,555	1,548	—
BRL	CIT	01/04/12	9,080,775	4,876,893	4,868,396	8,497	—
ILS	CIT	02/15/12	3,740,400	989,917	980,648	9,269	—
PHP	JPM	01/13/12	25,668,175	588,450	585,078	3,372	—
ZAR	BRC	01/19/12	7,751,900	919,375	957,935	—	38,560

Total Forward Currency Sale Contracts				$9,081,316	$9,106,160	22,686	47,530

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$39,116	$137,718

Written Options open at December 31, 2011:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

USD vs BRL 1.72 Put	30,000	1.72	02/02/12	$26,325	$900
USD vs MXN 13.00 Put	44,000	13.00	02/02/12	46,310	3,960

Total Written Options				$72,635	$4,860

Credit Default Swap Agreement open at December 31, 2011:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation

Kingdom of Thailand	JPM	2,000,000	12/20/16	1.00%	$(69,984)	$(85,968)	$15,984

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Description	Shares	Value

Lazard U.S. Realty Income Portfolio

Closed-End Management Investment Company | 0.9%
Ares Capital Corp. (Identified cost $217,884)	14,800	$228,660

Common Stocks | 6.3%

Leisure & Entertainment | 2.3%
Starwood Hotels & Resorts Worldwide, Inc.	12,230	586,673

Real Estate | 4.0%
CBRE Group, Inc., Class A (a)	68,080	1,036,178

Total Common Stocks (Identified cost $1,566,932)		1,622,851

Preferred Stocks | 38.0%

Real Estate | 38.0%
Ashford Hospitality Trust, Inc., Series A, 8.550%	27,333	663,099
Ashford Hospitality Trust, Inc., Series D, 8.450%	37,510	874,733
Brandywine Realty Trust, Series C, 7.500%	8,560	212,802
Brandywine Realty Trust, Series D, 7.375%	8,650	214,607
CapLease, Inc., Series A, 8.125%	9,740	234,052
CBL & Associates Properties, Inc., Series C, 7.750%	11,960	297,684
Cedar Realty Trust, Inc., Series A, 8.875%	45,320	1,077,256
Cogdell Spencer, Inc., Series A, 8.500%	8,200	207,460
Cousins Properties, Inc., Series A, 7.750%	810	19,521
DDR Corp., Series H, 7.375%	9,090	220,432
DDR Corp., Series I, 7.500%	8,920	218,540
DuPont Fabros Technology, Inc., Series B, 7.625%	13,060	325,716

Description	Shares	Value

First Potomac Realty Trust, Series A, 7.750%	8,710	$220,973
Glimcher Realty Trust, Series F, 8.750%	5,680	141,432
Glimcher Realty Trust, Series G, 8.125%	18,350	441,755
Hersha Hospitality Trust, Series A, 8.000%	19,033	455,840
Kite Realty Group Trust, Series A, 8.250%	19,080	439,794
Lexington Realty Trust, Series B, 8.050%	8,610	214,389
NorthStar Realty Finance Corp., Series A, 8.750%	44,220	948,961
Parkway Properties, Inc., Series D, 8.000%	23,092	534,811
Prologis, Inc., Series P, 6.850%	3,560	86,615
Prologis, Inc., Series S, 6.750%	9,250	219,965
Ramco-Gershenson Properties Trust, Series D, 7.250%	8,500	360,315
STAG Industrial, Inc., Series A, 9.000%	3,800	95,190
Sunstone Hotel Investors, Inc., Series A, 8.000%	47,007	1,106,075

Total Preferred Stocks (Identified cost $9,790,998)		9,832,017

Real Estate Investment Trusts | 45.7%
Agree Realty Corp.	19,720	480,774
Apollo Commercial Real Estate Finance, Inc.	65,410	858,833
Brandywine Realty Trust	75,850	720,575
CBL & Associates Properties, Inc.	31,020	487,014
Cedar Realty Trust, Inc.	140,890	607,236
Cogdell Spencer, Inc.	241,100	1,024,675
Colony Financial, Inc.	64,400	1,011,724
CommonWealth REIT	34,990	582,234
Corporate Office Properties Trust	14,300	304,018
Dynex Capital, Inc.	120,390	1,099,161
Entertainment Properties Trust	15,460	675,756
Hersha Hospitality Trust	263,800	1,287,344
Medical Properties Trust, Inc.	45,600	450,072

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Shares	Value

Lazard U.S. Realty Income Portfolio (concluded)

Ramco-Gershenson Properties Trust	48,000	$471,840
Starwood Property Trust, Inc.	47,490	879,040
Whitestone REIT	73,600	875,840

Total Real Estate Investment Trusts (Identified cost $10,834,432)		11,816,136

Description	Principal Amount (000)	Value

Corporate Bond | 2.4%

Real Estate | 2.4%
Shimao Property Holdings, Ltd., 11.000%, 03/08/18 (Identified cost $625,000)	$800	$623,333

Description	Shares	Value

Short-Term Investment | 3.5%
State Street Institutional Treasury Money Market Fund (Identified cost $903,910)	903,910	$903,910

Total Investments | 96.8% (Identified cost $23,939,156) (b)		$25,026,907

Cash and Other Assets in Excess of Liabilities | 3.2%		829,267

Net Assets | 100.0%		$25,856,174

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Shares	Value

Lazard U.S. Realty Equity Portfolio

Common Stocks | 11.3%

Leisure & Entertainment | 5.3%
Marriott International, Inc., Class A	1,042	$30,395
Marriott Vacations Worldwide Corp. (a)	108	1,853
Starwood Hotels & Resorts Worldwide, Inc.	2,269	108,844

		141,092

Real Estate | 6.0%
CBRE Group, Inc., Class A (a)	6,166	93,847
Jones Lang LaSalle, Inc.	1,088	66,651

		160,498

Total Common Stocks (Identified cost $312,409)		301,590

Real Estate Investment Trusts | 86.8%
Apartment Investment & Management Co.	5,609	128,502
Ashford Hospitality Trust, Inc.	2,099	16,792
AvalonBay Communities, Inc.	558	72,875
Boston Properties, Inc.	1,003	99,899
Camden Property Trust	1,245	77,489
CBL & Associates Properties, Inc.	845	13,267
Cedar Realty Trust, Inc.	22,257	95,928
Cogdell Spencer, Inc.	16,504	70,142
Colony Financial, Inc.	2,300	36,133
CubeSmart	5,126	54,541
DDR Corp.	8,056	98,041
Douglas Emmett, Inc.	2,604	47,497
DuPont Fabros Technology, Inc.	1,743	42,215

Description	Shares	Value

Equity Residential	1,858	$105,962
Essex Property Trust, Inc.	646	90,769
First Industrial Realty Trust, Inc. (a)	4,066	41,595
General Growth Properties, Inc.	3,296	49,506
Glimcher Realty Trust	7,480	68,816
Hersha Hospitality Trust	23,927	116,764
MPG Office Trust, Inc. (a)	23,025	45,820
Prologis, Inc.	4,360	124,652
Public Storage	970	130,426
Retail Opportunity Investments Corp.	3,403	40,291
Simon Property Group, Inc.	2,089	269,356
SL Green Realty Corp.	1,528	101,826
Sunstone Hotel Investors, Inc. (a)	4,414	35,974
Ventas, Inc.	2,450	135,068
Vornado Realty Trust	1,313	100,917

Total Real Estate Investment Trusts
(Identified cost $2,168,112)		2,311,063

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund (Identified cost $38,983)	38,983	38,983

Total Investments | 99.6% (Identified cost $2,519,504) (b)		$2,651,636

Cash and Other Assets in Excess of Liabilities | 0.4%		10,934

Net Assets | 100.0%		$2,662,570

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Shares	Value

Lazard International Realty Equity Portfolio

Common Stocks | 74.7%

Brazil | 11.4%
Aliansce Shopping Centers SA	11,800	$90,149
BR Properties SA	6,000	59,510
Cyrela Commercial Properties SA Empreendimentos e Participacoes	2,100	18,295
Gafisa SA	11,800	26,064
Multiplan Empreendimentos Imobiliarios SA	2,900	59,500
PDG Realty SA Empreendimentos e Participacoes	12,900	40,804

		294,322

Canada | 2.0%
Genesis Land Development Corp. (a)	8,600	24,312
Melcor Developments, Ltd.	2,150	27,794

		52,106

China | 9.7%
China Overseas Land & Investment, Ltd.	38,000	63,508
Shimao Property Holdings, Ltd.	97,000	82,430
Shui On Land, Ltd.	140,000	42,541
Soho China, Ltd.	93,000	62,027

		250,506

Hong Kong | 21.2%
Cheung Kong Holdings, Ltd.	14,000	166,830
Great Eagle Holdings, Ltd.	43,373	85,108
Hang Lung Properties, Ltd.	8,000	22,764
Sun Hung Kai Properties, Ltd.	16,000	200,551
The Wharf Holdings, Ltd.	16,000	72,516

		547,769

Japan | 15.8%
Daito Trust Construction Co., Ltd.	1,000	85,748
Mitsubishi Estate Co., Ltd.	9,000	134,468
Mitsui Fudosan Co., Ltd.	8,000	116,617
Sumitomo Realty & Development Co., Ltd.	4,000	70,053

		406,886

Luxembourg | 2.0%
GAGFAH SA	10,120	52,051

Norway | 2.8%
Norwegian Property ASA	58,000	71,375

Description	Shares	Value

Singapore | 2.3%
CapitaLand, Ltd.	35,000	$59,635

United Kingdom | 0.9%
Unite Group PLC	9,000	23,481

United States | 6.6%
Brookfield Office Properties, Inc.	5,500	86,219
Marriott International, Inc., Class A	1,150	33,545
Marriott Vacations Worldwide Corp. (a)	104	1,785
Starwood Hotels & Resorts Worldwide, Inc.	1,000	47,970

		169,519

Total Common Stocks (Identified cost $2,160,475)		1,927,650

Real Estate Investment Trusts | 25.6%

Australia | 10.5%
Dexus Property Group	55,000	46,691
Goodman Group	132,940	77,504
Investa Office Fund	43,940	26,965
Westfield Group	15,050	120,220

		271,380

Canada | 1.2%
Boardwalk Real Estate Investment Trust	600	29,707

France | 3.9%
Fonciere des Regions	530	34,023
Unibail-Rodamco SE	377	67,774

		101,797

Italy | 1.3%
Beni Stabili SpA	77,110	34,511

Japan | 3.0%
Japan Hotel and Resort, Inc.	34	76,066

Netherlands | 0.9%
Eurocommercial Properties NV	740	23,493

Singapore | 1.0%
CDL Hospitality Trusts	22,000	26,206

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Shares	Value

Lazard International Realty Equity Portfolio (concluded)

United Kingdom | 3.8%
British Land Co. PLC	5,900	$42,377
Derwent London PLC	2,300	55,722

		98,099

Total Real Estate Investment Trusts (Identified cost $664,308)		661,259

Description		Value

Total Investments | 100.3% (Identified cost $2,824,783) (b)		$2,588,909

Liabilities in Excess of Cash and Other Assets | (0.3)%		(7,790)

Net Assets | 100.0%		$2,581,119

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 95.8%

Aerospace & Defense | 1.3%
BE Aerospace, Inc., 8.500%, 07/01/18	$525	$574,875
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18 (c)	1,500	1,470,000

		2,044,875

Apparel & Textiles | 1.6%
Jones Group, 6.875%, 03/15/19	1,500	1,350,000
Levi Strauss & Co., 7.625%, 05/15/20	1,300	1,327,625

		2,677,625

Automotive | 4.7%
ArvinMeritor, Inc., 8.125%, 09/15/15	215	192,425
Chrysler Group LLC, 8.250%, 06/15/21 (c)	825	750,750
Dana Holding Corp., 6.500%, 02/15/19	1,500	1,515,000
GMAC LLC, 6.750%, 12/01/14	165	165,825
Navistar International Corp., 8.250%, 11/01/21	743	790,366
The Goodyear Tire & Rubber Co.:
10.500%, 05/15/16	618	681,345
8.250%, 08/15/20	875	953,750
Tomkins LLC, 9.000%, 10/01/18	1,305	1,446,919
TRW Automotive, Inc., 8.875%, 12/01/17 (c)	1,000	1,085,000

		7,581,380

Building Materials | 4.1%
Griffon Corp., 7.125%, 04/01/18	450	445,500
Legrand France SA, 8.500%, 02/15/25	925	1,130,610
Masco Corp., 6.125%, 10/03/16	1,500	1,539,304
Owens Corning, Inc., 9.000%, 06/15/19	725	864,963

Description	Principal Amount (000)	Value

USG Corp.:
9.750%, 08/01/14 (c)	$450	$452,250
9.750%, 01/15/18	675	570,375
Vulcan Materials Co., 6.500%, 12/01/16	1,600	1,652,000

		6,655,002

Cable Television | 6.4%
Cablevision Systems Corp., 7.750%, 04/15/18	1,000	1,060,000
CCO Holdings LLC, 7.875%, 04/30/18	1,500	1,599,375
Cequel Communications Holdings LLC, 8.625%, 11/15/17 (c)	1,550	1,643,000
EchoStar DBS Corp., 7.125%, 02/01/16	775	835,062
Insight Communications Co., Inc., 9.375%, 07/15/18 (c)	1,100	1,256,750
Kabel BW Erste Beteiligungs GmbH, 7.500%, 03/15/19 (c)	1,400	1,470,000
Mediacom Broadband LLC, 8.500%, 10/15/15	875	901,250
Mediacom LLC, 9.125%, 08/15/19	175	185,719
Unitymedia Hessen GmbH & Co. KG, 8.125%, 12/01/17 (c)	1,325	1,399,531

		10,350,687

Chemicals | 0.8%
Lyondell Chemical Co., 8.000%, 11/01/17	271	296,067
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	953,978

		1,250,045

Computer Services | 2.1%
First Data Corp., 8.875%, 08/15/20 (c)	850	850,000
iGATE Corp., 9.000%, 05/01/16 (c)	1,200	1,239,000
SunGard Data Systems, Inc.:
10.250%, 08/15/15	564	584,445
7.375%, 11/15/18	750	767,813

		3,441,258

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Diversified | 1.4%
Amsted Industries, Inc., 8.125%, 03/15/18 (c)	$1,100	$1,166,000
General Cable Corp., 7.125%, 04/01/17	489	487,778
SPX Corp., 7.625%, 12/15/14	535	588,500

		2,242,278

Electric Generation | 3.7%
AES Corp., 8.000%, 10/15/17	1,472	1,619,200
Calpine Corp., 7.875%, 07/31/20 (c)	1,150	1,239,125
Edison Mission Energy, 7.750%, 06/15/16	1,175	857,750
GenOn Energy, Inc.:
9.500%, 10/15/18	650	658,125
9.875%, 10/15/20	475	482,125
NRG Energy, Inc.:
7.375%, 01/15/17	600	622,500
8.250%, 09/01/20	525	527,625

		6,006,450

Electronics | 1.2%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	75	76,875
9.250%, 04/15/18 (c)	900	961,875
MEMC Electronic Materials, Inc., 7.750%, 04/01/19	1,250	903,125

		1,941,875

Energy Exploration & Production | 1.9%
ATP Oil & Gas Corp., 11.875%, 05/01/15	1,225	805,438
Chesapeake Energy Corp., 9.500%, 02/15/15	1,400	1,603,000
Denbury Resources, Inc., 9.750%, 03/01/16	590	650,475

		3,058,913

Energy Services | 4.2%
Cie Generale de Geophysique – Veritas, 7.750%, 05/15/17	1,415	1,432,687
Citgo Petroleum Corp., 11.500%, 07/01/17 (c)	1,250	1,381,250
Expro Finance Luxembourg SCA, 8.500%, 12/15/16 (c)	700	616,000

Description	Principal Amount (000)	Value

Frac Tech Services LLC, 7.625%, 11/15/18 (c)	$1,000	$1,047,500
Offshore Group Investments, Ltd., 11.500%, 08/01/15	1,000	1,081,250
Tesoro Corp., 6.500%, 06/01/17	1,300	1,332,500

		6,891,187

Financial Services | 1.9%
Finance One PLC, 0.000%, 01/03/05 (a), (i)	20,000	0
Icahn Enterprises LP:
7.750%, 01/15/16	500	518,750
8.000%, 01/15/18	1,100	1,144,000
International Lease Finance Corp.:
8.625%, 09/15/15	500	512,500
5.750%, 05/15/16	500	463,771
8.750%, 03/15/17	500	515,000
Morgan Guarantee Trust, 0.000%, 07/31/04 (a), (i)	10,569	0

		3,154,021

Food & Beverages | 1.8%
Constellation Brands, Inc., 7.250%, 05/15/17	700	770,000
Dean Foods Co., 7.000%, 06/01/16	800	790,000
Del Monte Corp., 7.625%, 02/15/19	1,500	1,440,000

		3,000,000

Forest & Paper Products | 0.9%
ABI Escrow Corp., 10.250%, 10/15/18 (c)	690	760,725
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	708,750

		1,469,475

Gaming | 5.1%
Boyd Gaming Corp., 9.125%, 12/01/18	1,000	950,000
Marina District Finance Co., Inc.:
9.500%, 10/15/15	500	467,500
9.875%, 08/15/18	500	456,250
MGM Resorts International, 10.375%, 05/15/14	900	1,028,250
Peninsula Gaming LLC:
8.375%, 08/15/15	625	662,500
10.750%, 08/15/17	225	235,688

The accompanying notes are an integral part of these financial statements.

  Annual Report 87

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)
Penn National Gaming, Inc., 8.750%, 08/15/19	$825	$897,187
Pinnacle Entertainment, Inc., 8.625%, 08/01/17	800	846,000
Scientific Games Corp., 8.125%, 09/15/18	350	358,750
Scientific Games International, Inc.:
7.875%, 06/15/16 (c)	525	531,562
9.250%, 06/15/19	250	265,000
Wynn Las Vegas LLC:
7.875%, 11/01/17	500	548,750
7.750%, 08/15/20	1,000	1,110,000

		8,357,437

Gas Distribution | 4.3%
Copano Energy LLC, 7.750%, 06/01/18	1,600	1,664,000
El Paso Corp., 7.000%, 06/15/17	650	712,174
Energy Transfer Equity LP, 7.500%, 10/15/20	1,250	1,365,625
Ferrellgas Partners LP:
8.625%, 06/15/20	520	503,100
6.500%, 05/01/21	500	440,000
Inergy LP, 7.000%, 10/01/18	1,575	1,598,625
Niska Gas Storage Partners LLC, 8.875%, 03/15/18	750	733,125

		7,016,649

Health Services | 6.7%
Apria Healthcare Group, Inc., 11.250%, 11/01/14	550	567,875
Biomet, Inc., 10.000%, 10/15/17	925	999,000
Fresenius US Finance II, Inc., 9.000%, 07/15/15 (c)	525	588,656
Grifols, Inc., 8.250%, 02/01/18	1,525	1,601,250
HCA, Inc., 8.000%, 10/01/18	1,600	1,692,000
Health Management Associates, Inc., 6.125%, 04/15/16	1,000	1,035,000
Kinetic Concepts Inc., 10.500%, 11/01/18 (c)	750	735,000
Lantheus Medical Imaging, Inc., 9.750%, 05/15/17	375	297,188

Description	Principal Amount (000)	Value

Service Corp. International, 6.750%, 04/01/16	$750	$811,875
Tenet Healthcare Corp., 8.875%, 07/01/19	1,000	1,122,500
Vanguard Health Holding Co., LLC, 8.000%, 02/01/18	1,500	1,488,750

		10,939,094

Leisure & Entertainment | 2.5%
AMC Entertainment, Inc.:
8.000%, 03/01/14	497	490,787
8.750%, 06/01/19	950	983,250
Cedar Fair LP, 9.125%, 08/01/18	225	244,688
Live Nation Entertainment, Inc., 8.125%, 05/15/18 (c)	135	136,013
Royal Caribbean Cruises, Ltd., 7.250%, 06/15/16	330	354,750
Speedway Motorsports, Inc., 8.750%, 06/01/16	826	900,340
Ticketmaster Entertainment LLC, 10.750%, 08/01/16	850	905,250

		4,015,078

Machinery | 1.1%
Case New Holland, Inc., 7.750%, 09/01/13	200	212,500
Terex Corp., 10.875%, 06/01/16	550	607,750
The Manitowoc Co., Inc., 8.500%, 11/01/20	1,000	1,053,750

		1,874,000

Media | 3.1%
Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	1,475	1,593,000
Lamar Media Corp., 7.875%, 04/15/18	1,000	1,060,000
LIN Television Corp., 8.375%, 04/15/18	1,400	1,363,250
WMG Acquisition Corp., 9.500%, 06/15/16	945	1,025,325

		5,041,575

Metals & Mining | 3.3%
Aleris International, Inc., 7.625%, 02/15/18	1,175	1,145,625
Arch Coal, Inc., 7.000%, 06/15/19 (c)	1,101	1,123,020

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)
Calcipar SA, 6.875%, 05/01/18 (c)	$1,350	$1,215,000
FMG Resources (August 2006) Property, Ltd.,
7.000%, 11/01/15 (c)	1,800	1,818,000
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	100	106,250

		5,407,895

Packaging | 2.2%
Reynolds Group Issuer, Inc., 8.750%, 10/15/16 (c)	1,500	1,578,750
Sealed Air Corp., 8.125%, 09/15/19 (c)	1,775	1,943,625

		3,522,375

Pharmaceutical & biotechnology | 2.6%
Mylan, Inc.:
7.625%, 07/15/17 (c)	400	436,500
7.875%, 07/15/20 (c)	650	717,437
Valeant Pharmaceuticals International, Inc., 6.500%, 07/15/16 (c)	1,500	1,498,125
Warner Chilcott Co. LLC, 7.750%, 09/15/18	1,575	1,608,469

		4,260,531

Printing & Publishing | 3.3%
Deluxe Corp., 7.375%, 06/01/15	1,005	1,017,562
Gannett Co., Inc., 7.125%, 09/01/18	1,676	1,650,860
R.R. Donnelley & Sons Co., 7.250%, 05/15/18	1,600	1,552,000
The McClatchy Co., 11.500%, 02/15/17	1,200	1,161,000

		5,381,422

Real Estate | 3.0%
CB Richard Ellis Services, Inc., 11.625%, 06/15/17	975	1,123,687
CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	1,600	1,480,000
DuPont Fabros Technology LP, 8.500%, 12/15/17	1,000	1,070,000
Forest City Enterprises, Inc., 7.625%, 06/01/15	475	466,688
Ventas Realty LP, 6.500%, 06/01/16	650	670,125

		4,810,500

Description	Principal Amount (000)	Value

Restaurants | 1.2%
Landry’s Restaurants, Inc., 11.625%, 12/01/15	$1,075	$1,131,438
The Wendy’s Co., 10.000%, 07/15/16	825	907,500

		2,038,938

Retail | 3.1%
Ingles Markets, Inc., 8.875%, 05/15/17	1,238	1,340,135
QVC, Inc., 7.500%, 10/01/19 (c)	1,000	1,072,500
Sears Holdings Corp., 6.625%, 10/15/18	1,525	1,159,000
SuperValu, Inc., 8.000%, 05/01/16	1,450	1,497,125

		5,068,760

Steel-Producers | 1.8%
AK Steel Corp., 7.625%, 05/15/20	1,400	1,316,000
Steel Dynamics, Inc., 7.750%, 04/15/16	264	275,220
United States Steel Corp., 6.050%, 06/01/17	1,475	1,408,625

		2,999,845

Support Services | 5.0%
Avis Budget Car Rental LLC:
7.625%, 05/15/14	341	344,410
7.750%, 05/15/16	410	413,075
9.625%, 03/15/18	835	864,225
Expedia, Inc., 8.500%, 07/01/16	375	404,063
Hertz Corp.:
8.875%, 01/01/14	60	60,300
7.500%, 10/15/18	1,000	1,045,000
Iron Mountain, Inc., 8.000%, 06/15/20	1,600	1,666,000
The GEO Group, Inc., 7.750%, 10/15/17	1,375	1,460,937
United Rentals North America, Inc., 9.250%, 12/15/19	1,000	1,047,500
West Corp., 11.000%, 10/15/16	850	894,625

		8,200,135

The accompanying notes are an integral part of these financial statements.

  Annual Report 89

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (concluded)

Technology Hardware | 0.8%
Seagate HDD Cayman, 7.750%, 12/15/18 (c)	$1,175	$1,249,906

Telecommunications | 7.1%
Cincinnati Bell, Inc., 8.250%, 10/15/17	1,350	1,356,750
Cricket Communications, Inc., 7.750%, 05/15/16	750	774,375
Equinix, Inc., 8.125%, 03/01/18	1,182	1,288,380
Frontier Communications Corp., 8.125%, 10/01/18	1,400	1,410,500
GCI, Inc., 8.625%, 11/15/19	1,000	1,061,250
Intelsat Jackson Holdings, Ltd.:
11.250%, 06/15/16	350	367,719
7.250%, 04/01/19 (c)	1,300	1,319,500
Level 3 Financing, Inc., 9.250%, 11/01/14	420	429,450
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,213,187
Wind Acquisition Finance SA, 11.750%, 07/15/17 (c)	800	716,000
Windstream Corp., 8.125%, 09/01/18	1,575	1,687,219

		11,624,330

Description	Principal Amount (000)	Value

Transportation | 1.6%
Hapag-Lloyd AG, 9.750%, 10/15/17 (c)	$1,075	$790,125
Overseas Shipholding Group, Inc., 8.125%, 03/30/18	1,300	797,875
Teekay Corp., 8.500%, 01/15/20	1,000	962,500

		2,550,500

Total Corporate Bonds (Identified cost $155,224,525)		156,124,041

Description	Shares	Value

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $4,487,970)	4,487,970	$4,487,970

Total Investments | 98.6%
(Identified cost $159,712,495) (b)		$160,612,011

Cash and Other Assets in Excess of Liabilities | 1.4%		2,268,354

Net Assets | 100.0%		$162,880,365

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio

Municipal Bonds | 98.0%

California | 6.0%
California State, 5.000%, 03/01/18	$450	$531,526
California State Department of Water Resources Center Valley Project Water System Series Y Pre-refunded, 5.250%, 12/01/12 (Escrowed to Maturity) (j)	5	5,226
Los Angeles California Unified School District Election of 1997 Series E, 5.125%, 07/01/21 (Pre-Refunded to 07/01/12 @ $100) (j)	50	51,195
University of California Revenue Series C, 4.750%, 05/15/14 (Pre-Refunded to 05/15/13 @ $101) (j)	50	53,547
Val Verde California Unified School District School Construction, 5.000%, 01/01/22 (Pre-Refunded to 01/01/15 @ $100) (j)	50	56,364

		697,858

Colorado | 0.5%
Denver Colorado City & County Airport Revenue Series B, 5.500%, 11/15/33 (Pre-Refunded to 11/15/13 @ $100) (j)	50	54,773

Connecticut | 0.9%
Connecticut State Health & Educational Facility Authority Revenue Connecticut State University System Series E, 5.000%, 11/01/15 (Pre-Refunded to 11/01/12 @ $100) (j)	50	51,936
Stamford Connecticut, 5.000%, 08/15/18 (Pre-Refunded to 08/15/12 @ $100) (j)	25	25,736
University of Connecticut Series A, 5.375%, 04/01/14 (Pre-Refunded to 04/01/12 @ $100) (j)	25	25,309

		102,981

Delaware | 4.4%
Delaware State Series 2009C, 5.000%, 10/01/18	410	511,163

Description	Principal Amount (000)	Value

Florida | 4.3%
Collier County Florida Industrial Development Authority Health Care Facilities Revenue NCH Healthcare System Project, 3.000%, 10/01/12	$500	$506,260

Georgia | 4.6%
Georgia State Series I, 5.000%, 07/01/18	200	248,296
Valdosta & Lowndes County Georgia Hospital Authority Revenue South Medical Center Project Series B, 5.000%, 10/01/21	250	294,488

		542,784

Illinois | 7.4%
Illinois State Toll Highway Authority Revenue Senior Priority Series A, 5.000%, 01/01/16	400	455,316
Will County Illinois Community Unit School District No. 209-U Wilmington, 9.000%, 01/01/24	320	410,006

		865,322

Indiana | 1.3%
Brownsburg Indiana 1999 School Building Corp. Refunded & Improvement, 5.375%, 02/01/23 (Pre-Refunded to 02/01/12 @ $100) (j)	50	50,187
Decatur Township Marion County Multi-School Building Corp., 5.000%, 07/15/17 (Pre-Refunded to 07/15/13 @ $100) (j)	100	107,079

		157,266

Maryland | 5.0%
Baltimore County Maryland Construction Public Improvement, 5.000%, 02/01/12	50	50,176
Carroll County Maryland, 5.000%, 11/01/17	100	122,314
Maryland State & Local Facilities Loan Series C, 5.000%, 03/01/16	350	410,116

		582,606

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

Massachusetts | 14.3%
Lowell Massachusetts, 5.000%, 10/15/15	$300	$318,783
Massachusetts Bay Transportation Authority Revenue Assessment Series A, 5.000%, 07/01/21	300	332,322
Massachusetts State:
Series A, 5.000%, 09/01/14	150	167,024
Series E, 5.000%, 11/01/24 (Pre-Refunded to 11/01/16 @ $100) (j)	50	59,809
Massachusetts State Municipal Wholesale Electric Co. Water Supply System Nuclear Project 5 Series A, 5.250%, 07/01/15	350	354,469
Southampton Massachusetts, 5.500%, 05/01/12	435	441,834

		1,674,241

Minnesota | 4.1%
Minnesota State, 5.000%, 11/01/16	400	477,844

Missouri | 0.2%
St. Louis Missouri Parking Facilities Revenue Downtown Parking Facilities Series A, 6.000%, 02/01/28 (Pre-Refunded to 02/01/12 @ $100) (j)	25	25,103

New Jersey | 5.8%
Essex County New Jersey Improvement Authority Guarenteed Lease County Correctional Series A, 5.000%, 10/01/28 (Pre-Refunded to 10/01/13 @ $100) (j)	50	54,027
New Jersey State Economic Development Authority Revenue School Facilities Construction Series C, 5.000%, 06/15/18 (Pre-Refunded to 06/15/12 @ $100) (j)	25	25,530
New Jersey State, 5.000%, 08/01/22 (Pre-Refunded to 08/01/12 @ $100) (j)	50	51,363

Description	Principal Amount (000)	Value

New Jersey State Educational Facilities Authority Revenue:
Princeton University Series E, 5.000%, 07/01/20 (Pre-Refunded to 07/01/13 @ $100) (j)	$50	$53,489
Rowan University Series C, 5.125%, 07/01/28 (Pre-Refunded to 07/01/14 @ $100) (j)	50	55,633
New Jersey State Transportation Trust Funding Authority Transportation System:
Series A, 5.625%, 06/15/14 (Escrowed to Maturity) (j)	75	84,307
Series C, 5.250%, 06/15/14 (Escrowed to Maturity) (j)	50	55,750
5.500%, 06/15/24 (Pre-Refunded to 06/15/13 @ $100) (j)	50	53,744
Series D, 5.000%, 06/15/16 (Pre-Refunded to 06/15/15 @ $100) (j)	25	28,643
New Jersey State Turnpike Authority Revenue Series A:
Pre-refunded, 6.000%, 01/01/14 (Escrowed to Maturity) (j)	50	55,467
Refunded, 6.000%, 01/01/14 (Escrowed to Maturity) (j)	50	55,467
Newark New Jersey Housing Authority/Port Authority Newark Marine Terminal, 5.000%, 01/01/37 (Pre-Refunded to 01/01/14 @ $100) (j)	25	27,239
Tobacco Settlement Financing Corp. New Jersey:
5.000%, 06/01/13 (Escrowed to Maturity) (j)	25	26,629
6.250%, 06/01/43 (Pre-Refunded to 06/01/13 @ $100) (j)	50	54,132

		681,420

New Mexico | 2.1%
New Mexico State Finance Authority State Transportation Revenue Sub Lien Series A-2, 5.000%, 12/15/17	200	241,690

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

New York | 6.3%
Metropolitan Transportation Authority New York Dedicated Tax Funding Series A, 4.750%, 04/01/28 (Pre-Refunded to 10/01/15 @ $100) (j)	$50	$57,439
New York State Dormitory Authority Revenue:
Columbia University Series B, 5.000%, 07/01/16	145	172,011
Insured Student Housing Corp., 5.000%, 07/01/23 (Pre-Refunded to 07/01/14 @ $100) (j)	50	55,545
Lease Revenue State University Dormitory Facilities MBIA-IBC, 5.000%, 07/01/32 (Pre-Refunded to 07/01/12 @ $100) (j)	50	51,165
State Personal Income Tax Revenue Education Series A, 5.000%, 03/15/17	100	115,942
New York State Thruway Authority Highway & Bridge Trust Fund Series A, 5.000%, 04/01/15	135	152,442
New York State Urban Development Corp. Revenue State Income Tax Series B-1, 5.000%, 03/15/12	25	25,235
Triborough Bridge & Tunnel Authority New York Revenue General Purpose Series A, 5.000%, 01/01/32 (Pre-Refunded to 01/01/12 @ $100) (j)	50	50,000
TSASC Inc. New York Tobacco Settlement Asset-Backed Series 1, 5.750%, 07/15/32 (Pre-Refunded to 07/15/12 @ $100) (j)	50	51,441

		731,220

North Carolina | 6.7%
Durham North Carolina, 5.000%, 04/01/17	450	544,972
Wake County North Carolina Public Improvement, 5.000%, 04/01/17	200	242,896

		787,868

Pennsylvania | 3.8%
Pennsylvania State Higher Educational Facilities Authority Revenue Temple University, 5.000%, 04/01/15	400	445,300

Description	Principal Amount (000)	Value

Tennessee | 3.3%
Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Vanderbilt University Series B, 5.000%, 10/01/18	$315	$389,504

Texas | 6.7%
Dallas Texas Refunded & Improvement Series A, 5.000%, 02/15/20	325	405,655
Decatur Texas Independent School District School Building, 5.250%, 08/15/25	100	113,656
Plano Texas Independent School District School Building, 5.000%, 02/15/14 (Pre-Refunded to 02/15/13 @ $100) (j)	20	21,051
Texas State Transportation Commission Revenue, 5.000%, 04/01/20	200	237,864

		778,226

Utah | 0.9%
Clearfield Utah Sales Tax Revenue, 5.000%, 07/01/20 (Pre-Refunded to 07/01/13 @ $100) (j)	100	106,899

Washington | 7.0%
Energy Northwest Washington Electric Revenue Project No.3 Series A, 5.500%, 07/01/17	350	375,112
Washington State Series R-A, 5.000%, 01/01/15	400	449,648

		824,760

Wisconsin | 2.4%
Wisconsin State Health & Educational Facilities Authority Revenue Gundersen Lutheran Series A, 5.000%, 10/15/17	250	281,985

Total Municipal Bonds (Identified cost $11,136,597)		11,467,073

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Shares	Value

Lazard U.S. Municipal Portfolio (concluded)

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $66,040)	66,040	$66,040

Description		Value

Total Investments | 98.6%
(Identified cost $11,202,637) (b)		$11,533,113

Cash and Other Assets in Excess of Liabilities | 1.4%		163,473

Net Assets | 100.0%		$11,696,586

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 80.3%
Consumer Discretionary Select Sector SPDR Fund	403,500	$15,744,570
Energy Select Sector SPDR Fund	189,500	13,100,135
Health Care Select Sector SPDR Fund	211,700	7,343,873
Industrial Select Sector SPDR Fund	348,300	11,755,125
iShares FTSE China 25 Index Fund	221,200	7,713,244
iShares MSCI South Korea Index Fund	274,800	14,361,048
iShares MSCI Taiwan Index Fund	315,600	3,695,676
Market Vectors Agribusiness ETF	168,200	7,930,630
Market Vectors Steel Index Fund	104,000	4,945,200
Materials Select Sector SPDR Trust	168,000	5,628,000
SPDR Barclays Capital High Yield Bond ETF	1,101,600	42,356,520
SPDR Gold Trust (a)	108,650	16,513,713
SPDR Russell/Nomura Small Cap Japan ETF	306,000	12,574,764
Vanguard Information Technology Index ETF	263,100	16,146,447
Vanguard Short-Term Corporate Bond ETF	352,600	27,453,436
Vanguard Utilities ETF	71,700	5,513,013

Total Exchange-Traded Funds (Identified cost $217,226,015)		212,775,394

Closed-End Management Investment Companies | 7.3%
The China Fund, Inc.	310,500	6,368,355
Tri-Continental Corp.	919,825	13,089,110

Total Closed-End Management Investment Companies (Identified cost $21,641,539)		19,457,465

Description	Shares	Value

Short-Term Investment | 10.9%
State Street Institutional Treasury Money Market Fund (Identified cost $28,815,867)	28,815,867	$28,815,867

Total Investments | 98.5%
(Identified cost $267,683,421) (b)		261,048,726

Description	Number of Contracts	Value

Purchased Option | 0.0%
Put - iShares Barclays 20+ Year Treasury Bond Fund, Expires 01/21/12 (Identified cost $4,317,455)	7,084	$7,084

Total Investments and Purchased Option | 98.5%
(Identified cost $272,000,876)		$261,055,810

Cash and Other Assets in Excess of Liabilities | 1.5%		3,886,910

Net Assets | 100.0%		$264,942,720

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at December 31, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
EUR	SSB	02/16/12	6,017,042	$7,858,076	$7,789,940	$—	$68,136

Forward Currency Sale Contracts
EUR	SSB	02/16/12	6,017,042	$8,114,342	$7,789,940	$324,402	$—
JPY	SSB	02/16/12	998,146,200	12,887,953	12,976,645	—	88,692

Total Forward Currency Sale Contracts				$21,002,295	$20,766,585	324,402	88,692

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$324,402	$156,828

Total Return Swap Agreements open at December 31, 2011:

Currency	Counterparty	Notional Amount	Expiration Date	Pay	Receive	Net Unrealized Appreciation

USD	GSC	10,910,484	07/06/12	1 Month USD	Appreciation, and
				LIBOR plus	dividends paid, on
				0.40%	securities in the
					Equity Basket	$253,656

USD	GSC	11,619,000	06/13/12	1 Month USD	Appreciation, and
				LIBOR plus	dividends paid, on
				0.40%	securities in the
					Equity Basket	402,000

USD	GSC	12,524,288	07/30/12	1 Month USD	Appreciation, and
				LIBOR plus	dividends paid, on
				0.40%	securities in the
					Equity Basket	533,792

Total net unrealized appreciation on Total Return Swap Agreements						$1,189,448

The accompanying notes are an integral part of these financial statements.

96  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2011

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value Portfolio	$11,361,722	$756,240	$636,487	$119,753
U.S. Strategic Equity Portfolio	64,594,481	9,614,062	1,538,067	8,075,995
U.S. Mid Cap Equity Portfolio	146,294,922	9,125,589	8,999,041	126,548
U.S. Small-Mid Cap Equity Portfolio	189,086,619	8,028,985	10,145,099	(2,116,114)
Global Listed Infrastructure Portfolio	121,699,846	2,910,406	17,371,014	(14,460,608)
International Equity Portfolio	100,836,356	8,714,700	6,155,826	2,558,874
International Equity Select Portfolio	7,096,369	427,937	628,529	(200,592)
International Strategic Equity Portfolio	489,081,220	12,043,337	8,769,319	3,274,018
International Small Cap Equity Portfolio	54,119,564	7,290,275	4,802,271	2,488,004
Emerging Markets Equity Portfolio	14,133,938,862	1,479,251,098	2,058,183,439	(578,932,341)
Developing Markets Equity Portfolio	284,531,929	2,484,928	63,709,939	(61,225,011)
Emerging Markets Equity Blend Portfolio	131,084,842	2,201,795	24,317,074	(22,115,279)
Emerging Markets Multi-Strategy Portfolio	60,950,970	648,606	5,579,539	(4,930,933)
Emerging Markets Debt Portfolio	106,030,946	1,733,941	2,592,935	(858,994)
U.S. Realty Income Portfolio	23,853,310	1,488,280	314,683	1,173,597
U.S. Realty Equity Portfolio	2,589,271	141,866	79,521	62,365
International Realty Equity Portfolio	2,842,262	25,658	279,011	(253,353)
U.S. High Yield Portfolio	159,724,502	5,497,899	4,610,390	887,509
U.S. Municipal Portfolio	11,202,637	348,584	18,108	330,476
Capital Allocator Opportunistic Strategies Portfolio	274,461,652	3,274,628	16,680,470	(13,405,842)

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers,” and are considered to be liquid at December 31, 2011. The percentage of net assets are as follows:

Portfolio	Percentage of Net Assets

Global Listed Infrastructure Portfolio	4.6%
International Strategic Equity Portfolio	1.0
Emerging Markets Equity Portfolio	0.6
Emerging Markets Multi-Strategy Portfolio	2.6
Emerging Markets Debt Portfolio	4.6
U.S. High Yield Portfolio	22.3

(d)	Segregated security for forward currency contracts.

(e)	Principal amount denominated in USD unless otherwise specified.

(f)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2011, which may step up at a future date.

(g)	Principal amount denominated in respective country’s currency.

(h)	Issue in default.

The accompanying notes are an integral part of these financial statements.

Annual Report  97

(i)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

(j)	Security collateralized by an amount sufficient to pay principal and interest.

(k)	Private placements.

(l)	Security valued using Level 2 inputs under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy - see Note 9.

Security Abbreviations:
ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CAN	—	Canadian Imperial Bank of Commerce
CIT	—	Citibank NA
CSF	—	Credit Suisse Group AG
GSC	—	Goldman Sachs Group, Inc.
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
MEL	—	Mellon Bank NA
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
SSB	—	State Street Bank and Trust Co.
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Agriculture	—%	0.8%	—%	0.8%	—%	0.9%
Airport Development & Maintenance	16.5	—	—	—	—	—
Alcohol & Tobacco	—	5.3	7.5	6.7	—	6.4
Apparel & Textiles	—	—	—	—	—	—
Automotive	—	3.0	2.5	2.6	2.2	—
Banking	—	10.2	10.6	6.3	1.6	16.7
Building Materials	—	—	—	—	—	0.8
Cable Television	—	0.7	0.8	1.8	—	—
Chemicals	—	—	—	2.7	2.1	—
Commercial Services	—	4.8	3.0	3.2	17.3	5.3
Computer Software	—	1.5	2.8	—	1.0	2.0
Construction & Engineering	—	—	—	—	2.1	1.7
Consumer Products	—	—	—	1.7	5.0	4.0
Diamonds & Precious Stones	—	—	—	—	—	—
Diversified	—	0.4	0.8	—	—	2.3
Electric	21.2	1.0	—	—	—	1.5
Electric Generation	—	—	—	—	—	—
Energy Exploration & Production	—	1.0	1.2	2.3	1.1	1.5
Energy Integrated	—	6.3	5.6	2.9	1.1	6.1
Energy Services	3.4	2.1	2.5	4.1	4.5	0.7
Financial Services	—	1.4	1.1	3.6	3.9	7.3
Food & Beverages	—	3.8	3.7	6.5	1.0	1.3
Forest & Paper Products	—	1.6	1.6	2.5	—	0.7
Gas Utilities	13.6	—	—	—	—	—
Health Services	—	—	—	1.3	3.8	—
Housing	—	4.6	2.8	5.0	1.8	2.4
Insurance	—	4.6	3.4	5.0	—	1.5
Leisure & Entertainment	—	2.2	1.5	6.5	2.9	1.0
Manufacturing	—	6.5	7.0	3.8	14.3	3.8
Medical Products	—	—	—	1.2	6.7	—
Metals & Mining	—	4.0	5.9	1.4	—	8.7
Pharmaceutical & Biotechnology	—	11.4	10.5	9.2	3.3	—
Real Estate	—	0.6	2.3	—	—	—
Restaurants	—	—	—	—	—	—
Retail	—	5.8	5.9	6.9	5.6	4.7
Semiconductors & Components	—	3.0	3.8	—	4.0	4.9
Technology	—	1.6	1.8	2.0	2.1	0.6
Technology Hardware	—	—	—	1.2	2.2	2.0
Telecommunications	—	5.4	6.0	1.2	3.4	9.7
Transportation	36.9	2.2	2.6	2.7	2.7	0.9
Water	3.5	—	—	—	—	—

Subtotal	95.1	95.8	97.2	95.1	95.7	99.4
Foreign Government Obligations	—	—	—	—	—	—
Supranationals	—	—	—	—	—	—
Short-Term Investments	—	—	1.6	3.6	4.3	—
Repurchase Agreement	—	2.1	—	—	—	—

Total Investments	95.1%	97.9%	98.8%	98.7%	100.0%	99.4%

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Industry	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard International Realty Equity Portfolio

Agriculture	2.0%	2.2%	1.3%	—%	—%
Airport Development & Maintenance	—	—	—	—	—
Alcohol & Tobacco	—	2.5	1.4	—	—
Apparel & Textiles	1.5	1.7	0.9	—	—
Automotive	3.0	2.3	1.3	—	—
Banking	25.0	18.1	10.6	3.9	—
Building Materials	—	—	—	—	—
Cable Television	—	—	—	—	—
Chemicals	—	—	0.1	0.1	—
Commercial Services	—	1.4	0.8	—	—
Computer Software	2.4	1.6	0.9	—	—
Construction & Engineering	3.8	3.6	2.3	0.4	—
Consumer Products	—	1.5	0.8	—	—
Diamonds & Precious Stones	—	—	0.3	0.4	—
Diversified	—	1.0	0.9	—	—
Electric	1.0	1.2	0.7	0.2	—
Electric Generation	—	—	0.4	0.7	—
Energy Exploration & Production	7.9	3.3	2.6	3.3	—
Energy Integrated	6.9	7.8	6.1	2.4	—
Energy Services	2.7	2.1	1.1	—	—
Financial Services	2.2	3.0	1.5	—	—
Food & Beverages	—	1.5	0.8	—	—
Forest & Paper Products	—	1.0	0.5	—	—
Gas Utilities	—	—	0.2	0.2	—
Health Services	—	—	—	—	—
Housing	—	—	—	—	3.3
Insurance	2.1	2.9	1.6	—	—
Leisure & Entertainment	1.0	0.9	0.5	0.3	3.2
Manufacturing	8.5	5.8	3.2	—	—
Medical Products	—	—	—	—	—
Metals & Mining	5.0	5.7	3.7	0.9	—
Pharmaceutical & Biotechnology	—	—	—	—	—
Real Estate	6.3	2.4	1.3	—	93.8
Restaurants	—	—	—	0.8	—
Retail	5.3	3.9	2.1	—	—
Semiconductors & Components	4.8	6.7	3.7	—	—
Technology	—	—	—	—	—
Technology Hardware	1.8	3.2	1.8	—	—
Telecommunications	3.2	7.1	4.1	0.6	—
Transportation	2.0	1.6	1.1	0.8	—
Water	—	—	—	—	—

Subtotal	98.4	96	58.6	15.0	100.3
Foreign Government Obligations	—	—	17.8	74.1	—
Supranationals	—	—	0.3	0.2	—
Short-Term Investments	1.4	5.2	21.9	9.0	—

Total Investments	99.8%	101.2%	98.6%	98.3%	100.3%

The accompanying notes are an integral part of these financial statements.

100  Annual Report

[This page intentionally left blank]

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2011	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$11,481,475	$72,670,476
Cash	—	1,758
Foreign currency	—	—
Receivables for:
Investments sold	—	703,288
Capital stock sold	—	62,092
Dividends and interest	15,693	74,456
Gross unrealized appreciation on forward currency contracts	—	—

Total assets	11,497,168	73,512,070

LIABILITIES
Payables for:
Management fees	3,241	31,631
Accrued distribution fees	63	1,766
Accrued directors’ fees	20	134
Capital stock redeemed	—	579
Investments purchased	50,388	733,585
Line of credit outstanding	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	23,481	27,326

Total liabilities	77,193	795,021

Net assets	$11,419,975	$72,717,049

NET ASSETS
Paid in capital	$13,579,445	$82,129,188
Undistributed (distributions in excess of) net investment income (loss)	(15,130)	954,274
Accumulated net realized loss	(2,452,257)	(18,833,523)
Net unrealized appreciation (depreciation) on:
Investments	307,917	8,467,110
Foreign currency and forward currency contracts	—	—

Net assets	$11,419,975	$72,717,049

Institutional Shares
Net assets	$11,108,457	$64,238,765
Shares of capital stock outstanding*	1,201,733	7,111,530
Net asset value, offering and redemption price per share	$9.24	$9.03

Open Shares
Net assets	$311,518	$8,478,284
Shares of capital stock outstanding*	33,507	937,896
Net asset value, offering and redemption price per share	$9.30	$9.04

Cost of investments in securities	$11,173,558	$64,203,366
Cost of foreign currency	$—	$—

* $0.001 par value, 2,650,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

102  Annual Report

December 31, 2011	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

ASSETS
Investments in securities, at value	$146,421,470	$186,970,505	$107,239,238	$103,395,230	$6,895,777
Cash	—	441	—	634	—
Foreign currency	—	—	143,370	140,659	23,380
Receivables for:
Investments sold	1,506,223	2,407,614	2,256,283	2,227,539	116,937
Capital stock sold	163,695	64,539	2,456,511	65,766	8,511
Dividends and interest	93,964	144,347	472,684	196,133	13,778
Gross unrealized appreciation on forward currency contracts	—	—	1,692,107	—	—

Total assets	148,185,352	189,587,446	114,260,193	106,025,961	7,058,383

LIABILITIES
Payables for:
Management fees	93,742	127,584	86,953	67,040	4,381
Accrued distribution fees	11,036	4,222	1,738	3,958	518
Accrued directors’ fees	272	385	203	198	11
Capital stock redeemed	3,685,120	1,716,802	85,055	11,672	—
Investments purchased	551,241	607,217	6,802	319,221	44,505
Line of credit outstanding	—	—	1,060,000	—	—
Gross unrealized depreciation on forward currency contracts	—	—	182,599	—	—
Other accrued expenses and payables	56,123	49,702	38,567	44,507	26,716

Total liabilities	4,397,534	2,505,912	1,461,917	446,596	76,131

Net assets	$143,787,818	$187,081,534	$112,798,276	$105,579,365	$6,982,252

NET ASSETS
Paid in capital	$212,048,241	$192,004,813	$125,359,851	$137,358,739	$11,443,500
Undistributed (distributions in excess of) net investment income (loss)	54,669	204,383	247,112	2,229,799	66,486
Accumulated net realized loss	(68,595,094)	(3,761,532)	(5,609,975)	(37,052,934)	(4,433,777)
Net unrealized appreciation (depreciation) on:
Investments	280,002	(1,366,130)	(8,706,103)	3,047,013	(93,792)
Foreign currency and forward currency contracts	—	—	1,507,391	(3,252)	(165)

Net assets	$143,787,818	$187,081,534	$112,798,276	$105,579,365	$6,982,252

Institutional Shares
Net assets	$91,740,140	$167,042,099	$104,438,856	$86,880,158	$4,519,141
Shares of capital stock outstanding*	7,726,268	14,128,698	10,683,008	6,956,141	629,470
Net asset value, offering and redemption price per share	$11.87	$11.82	$9.78	$12.49	$7.18

Open Shares
Net assets	$52,047,678	$20,039,435	$8,359,420	$18,699,207	$2,463,111
Shares of capital stock outstanding*	4,439,926	1,739,728	854,515	1,485,123	341,991
Net asset value, offering and redemption price per share	$11.72	$11.52	$9.78	$12.59	$7.20

Cost of investments in securities	$146,141,468	$188,336,635	$115,945,341	$100,348,217	$6,989,569
Cost of foreign currency	$—	$—	$140,161	$140,841	$23,137

Annual Report  103

December 31, 2011	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$492,355,238	$56,607,568
Cash	—	—
Foreign currency	2,538,538	787
Receivables for:
Investments sold	989,260	—
Capital stock sold	9,924,977	26,249
Dividends and interest	740,167	86,130
Swap agreements	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for swap agreements purchased	—	—
Deferred offering expenses	—	—

Total assets	506,548,180	56,720,734

LIABILITIES
Payables for:
Management fees	300,388	42,356
Accrued distribution fees	13,148	3,788
Accrued directors’ fees	811	105
Capital stock redeemed	155,646	12,634
Investments purchased	7,298,672	—
Dividends	—	—
Premium for written swap agreements	—	—
Line of credit outstanding	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Written options, at value	—	—
Other accrued expenses and payables	88,648	38,341

Total liabilities	7,857,313	97,224

Net assets	$498,690,867	$56,623,510

NET ASSETS
Paid in capital	$569,951,536	$134,669,680
Undistributed (distributions in excess of) net investment income (loss)	1,352,099	828,360
Accumulated net realized gain (loss)	(77,878,719)	(83,620,397)
Net unrealized appreciation (depreciation) on:
Investments	5,261,329	4,748,933
Swap agreements	—	—
Written options	—	—
Foreign currency and forward currency contracts	4,622	(3,066)

Net assets	$498,690,867	$56,623,510

Institutional Shares
Net assets	$435,411,225	$38,879,400
Shares of capital stock outstanding*	46,042,276	5,682,315
Net asset value, offering and redemption price per share	$9.46	$6.84

Open Shares
Net assets	$63,279,642	$17,744,110
Shares of capital stock outstanding*	6,637,650	2,586,982
Net asset value, offering and redemption price per share	$9.53	$6.86

Cost of investments in securities	$487,093,909	$51,858,635
Cost of foreign currency	$2,540,484	$777

* $0.001 par value, 2,650,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

104  Annual Report

December 31, 2011	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

ASSETS
Investments in securities and purchased options, at value	$13,555,006,521	$223,306,918	$108,969,562	$56,020,037	$105,171,952
Cash	—	27,761	7,944	1,285	—
Foreign currency	59,002,830	28,149	1,523,769	1,179,976	627,188
Receivables for:
Investments sold	70,415,222	55,009	24,456	114,194	47,440
Capital stock sold	36,997,441	2,022,855	690,702	45,535	8,406
Dividends and interest	16,714,866	342,215	154,638	259,317	1,403,923
Swap agreements	—	—	—	—	667
Gross unrealized appreciation on:
Forward currency contracts	—	—	—	224,299	39,116
Swap agreements	—	—	—	12,936	15,984
Premium for swap agreements purchased	—	—	—	31,172	—
Deferred offering expenses	—	—	—	12,599	7,152

Total assets	13,738,136,880	225,782,907	111,371,071	57,901,350	107,321,828

LIABILITIES
Payables for:
Management fees	12,015,812	188,987	141,579	11,658	44,826
Accrued distribution fees	598,291	14,121	4,474	50	27
Accrued directors’ fees	26,705	442	197	106	192
Capital stock redeemed	55,570,124	1,588,309	511,905	9,926	781
Investments purchased	514,990	47	2,987,068	789,702	6,314
Dividends	—	—	—	—	60,386
Premium for written swap agreements	—	—	—	330	85,968
Line of credit outstanding	30,570,000	—	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—	213,829	137,718
Swap agreements	—	—	—	3,628	—
Written options, at value	—	—	—	1,470	4,860
Other accrued expenses and payables	4,638,833	134,570	63,809	81,491	39,447

Total liabilities	103,934,755	1,926,476	3,709,032	1,112,190	380,519

Net assets	$13,634,202,125	$223,856,431	$107,662,039	$56,789,160	$106,941,309

NET ASSETS
Paid in capital	$14,224,157,443	$290,331,114	$131,113,762	$62,645,088	$108,578,440
Undistributed (distributions in excess of) net investment income (loss)	(26,686,008)	(75,454)	21,088	(331,733)	(677,099)
Accumulated net realized gain (loss)	(89,627,210)	(7,783,344)	(4,900,279)	(1,091,185)	(118,855)
Net unrealized appreciation (depreciation) on:
Investments	(473,440,392)	(58,613,909)	(18,569,162)	(4,471,825)	(805,278)
Swap agreements	—	—	—	9,308	15,984
Written options	—	—	—	20,988	67,775
Foreign currency and forward currency contracts	(201,708)	(1,976)	(3,370)	8,519	(119,658)

Net assets	$13,634,202,125	$223,856,431	$107,662,039	$56,789,160	$106,941,309

Institutional Shares
Net assets	$10,902,556,535	$160,441,297	$85,091,468	$56,527,161	$106,813,034
Shares of capital stock outstanding*	648,784,125	15,019,710	8,706,504	6,594,816	10,949,189
Net asset value, offering and redemption price per share	$16.80	$10.68	$9.77	$8.57	$9.76

Open Shares
Net assets	$2,731,645,590	$63,415,134	$22,570,571	$261,999	$128,275
Shares of capital stock outstanding*	158,774,554	5,935,969	2,312,343	30,517	13,123
Net asset value, offering and redemption price per share	$17.20	$10.68	$9.76	$8.59	$9.77

Cost of investments in securities	$14,028,446,913	$281,920,827	$127,538,724	$60,491,862	$105,977,230
Cost of foreign currency	$59,075,919	$28,117	$1,523,573	$1,180,168	$638,550

Annual Report  105

December 31, 2011	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$25,026,907	$2,651,636
Cash	—	—
Foreign currency	—	—
Receivables for:
Investments sold	—	—
Capital stock sold	502,635	—
Dividends and interest	357,471	11,062
Swap agreements	—	—
Amount due from Investment Manager (Note 3)	8,134	19,745
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Deferred offering expenses	—	—

Total assets	25,895,147	2,682,443

LIABILITIES
Payables for:
Management fees	—	—
Accrued distribution fees	1,178	257
Accrued directors’ fees	13	3
Capital stock redeemed	16,174	—
Investments purchased	—	—
Dividends	—	—
Line of credit outstanding	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	21,608	19,613

Total liabilities	38,973	19,873

Net assets	$25,856,174	$2,662,570

NET ASSETS
Paid in capital	$24,682,580	$2,587,757
Undistributed (distributions in excess of) net investment income (loss)	—	—
Accumulated net realized loss	85,843	(57,319)
Net unrealized appreciation (depreciation) on:
Investments	1,087,751	132,132
Swap agreements	—	—
Foreign currency and forward currency contracts	—	—

Net assets	$25,856,174	$2,662,570

Institutional Shares
Net assets	$19,849,596	$1,524,961
Shares of capital stock outstanding*	2,660,028	102,426
Net asset value, offering and redemption price per share	$7.46	$14.89

Open Shares
Net assets	$6,006,578	$1,137,609
Shares of capital stock outstanding*	805,878	76,246
Net asset value, offering and redemption price per share	$7.45	$14.92

Cost of investments in securities	$23,939,156	$2,519,504
Cost of foreign currency	$—	$—

* $0.001 par value, 2,650,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

106  Annual Report

December 31, 2011	Lazard International Realty Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities and purchased options, at value	$2,588,909	$160,612,011	$11,533,113	$261,055,810
Cash	669	—	—	2,188,999
Foreign currency	359	—	—	—
Receivables for:
Investments sold	—	—	—	672,674
Capital stock sold	—	55,196	—	149,271
Dividends and interest	9,621	2,944,237	168,058	619,513
Swap agreements	—	—	—	8,712
Amount due from Investment Manager (Note 3)	11,591	—	13,127	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—	324,402
Swap agreements	—	—	—	1,189,448
Deferred offering expenses	—	—	6,998	—

Total assets	2,611,149	163,611,444	11,721,296	266,208,829

LIABILITIES
Payables for:
Management fees	—	62,405	—	201,712
Accrued distribution fees	717	2,390	22	1,293
Accrued directors’ fees	—	290	21	501
Capital stock redeemed	—	45,957	3,479	262,358
Investments purchased	—	454,819	—	608,953
Dividends	—	128,290	938	—
Line of credit outstanding	6,000	—	—	—
Gross unrealized depreciation on forward currency contracts	—	—	—	156,828
Other accrued expenses and payables	23,313	36,928	20,250	34,464

Total liabilities	30,030	731,079	24,710	1,266,109

Net assets	$2,581,119	$162,880,365	$11,696,586	$264,942,720

NET ASSETS
Paid in capital	$2,925,875	$169,436,768	$11,449,984	$279,205,044
Undistributed (distributions in excess of) net investment income (loss)	(26,911)	(128,289)	(300)	(2,213,504)
Accumulated net realized loss	(81,913)	(7,327,630)	(83,574)	(2,460,776)
Net unrealized appreciation (depreciation) on:
Investments	(235,874)	899,516	330,476	(10,945,066)
Swap agreements	—	—	—	1,189,448
Foreign currency and forward currency contracts	(58)	—	—	167,574

Net assets	$2,581,119	$162,880,365	$11,696,586	$264,942,720

Institutional Shares
Net assets	$1,914,326	$151,277,833	$11,593,390	$258,831,520
Shares of capital stock outstanding*	157,229	31,644,633	1,132,905	27,954,774
Net asset value, offering and redemption price per share	$12.18	$4.78	$10.23	$9.26

Open Shares
Net assets	$666,793	$11,602,532	$103,196	$6,111,200
Shares of capital stock outstanding*	54,805	2,416,907	10,083	660,085
Net asset value, offering and redemption price per share	$12.17	$4.80	$10.23	$9.26

Cost of investments in securities	$2,824,783	$159,712,495	$11,202,637	$272,000,876
Cost of foreign currency	$358	$—	$—	$—

Annual Report  107

The Lazard Funds, Inc. Statements of Operations

For the year ended December 31, 2011	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income
Income
Dividends	$302,356	$1,553,699
Interest	14	141

Total investment income*	302,370	1,553,840

Expenses
Management fees (Note 3)	90,343	532,456
Custodian fees	56,739	57,962
Distribution fees (Open Shares)	798	24,228
Shareholders’ services	26,091	27,685
Shareholders’ reports	3,865	6,169
Administration fees	52,582	65,215
Directors’ fees and expenses	399	2,369
Professional services	46,725	47,929
Registration fees	24,693	23,854
Other†	3,832	5,460

Total gross expenses	306,067	793,327

Management fees waived and expenses reimbursed	(189,564)	(193,763)
Administration fees waived	(18,750)	—
Expense reductions (Note 2(j))	—	—

Total net expenses	97,753	599,564

Net investment income	204,617	954,276

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	364,274	5,688,163
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,023,366)	(4,935,431)
Foreign currency and forward currency contracts	—	—

Net realized and unrealized gain (loss) on Investments, foreign currency and forward currency contracts	(659,092)	752,732

Net increase (decrease) in net assets resulting from operations	$(454,475)	$1,707,008

* Net of foreign withholding taxes of	$—	$—

** Net of foreign capital gains taxes of	$—	$—

† Includes interest on line of credit of	$27	$331

The accompanying notes are an integral part of these financial statements.

108 Annual Report

For the year ended December 31, 2011	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Investment Income
Income
Dividends	$2,268,870	$2,172,247	$7,578,154	$3,631,743	$189,146
Interest	806	1,136	1,226	619	140

Total investment income*	2,269,676	2,173,383	7,579,380	3,632,362	189,286

Expenses
Management fees (Note 3)	1,309,722	1,677,491	1,605,324	894,914	56,004
Custodian fees	81,855	97,514	132,476	143,003	97,852
Distribution fees (Open Shares)	146,544	56,196	10,350	70,050	6,993
Shareholders’ services	29,680	31,363	36,228	30,914	26,301
Shareholders’ reports	13,316	19,076	11,176	12,114	5,542
Administration fees	84,927	94,734	85,675	73,866	51,319
Directors’ fees and expenses	5,407	6,999	5,365	3,725	205
Professional services	49,931	51,002	50,991	50,050	47,806
Registration fees	42,879	30,450	25,179	28,082	24,154
Other†	9,208	9,039	6,832	7,029	3,664

Total gross expenses	1,773,469	2,073,864	1,969,596	1,313,747	319,840

Management fees waived and expenses reimbursed	—	—	(3,000)	—	(235,676)
Administration fees waived	—	—	—	—	—
Expense reductions (Note 2(j))	—	—	—	(22)	—

Total net expenses	1,773,469	2,073,864	1,966,596	1,313,725	84,164

Net investment income	496,207	99,519	5,612,784	2,318,637	105,122

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	20,582,485	15,518,519	986,194	11,754,580	436,712
Foreign currency and forward currency contracts	—	—	(5,430,269)	(20,658)	(4,679)
Net change in unrealized appreciation (depreciation) on:
Investments	(29,275,062)	(35,330,896)	(14,020,817)	(21,001,458)	(979,747)
Foreign currency and forward currency contracts	—	—	4,010,528	(18,222)	(1,368)

Net realized and unrealized gain (loss) on Investments, foreign currency and forward currency contracts	(8,692,577)	(19,812,377)	(14,454,364)	(9,285,758)	(549,082)

Net increase (decrease) in net assets resulting from operations	$(8,196,370)	$(19,712,858)	$(8,841,580)	$(6,967,121)	$(443,960)

* Net of foreign withholding taxes of	$—	$—	$826,355	$266,808	$15,488

** Net of foreign capital gains taxes of	$—	$—	$—	$328	$—

† Includes interest on line of credit of	$1,597	$113	$79	$794	$25

Annual Report  109

For the period ended December 31, 2011	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Investment Income
Income
Dividends	$10,550,673	$1,824,167
Interest	3,062	76

Total investment income*	10,553,735	1,824,243

Expenses
Management fees (Note 3)	3,278,964	492,830
Custodian fees	257,933	99,404
Distribution fees (Open Shares)	141,639	56,022
Shareholders’ services	31,278	29,107
Shareholders’ reports	25,476	11,121
Administration fees	137,440	63,144
Directors’ fees and expenses	13,482	2,047
Professional services	55,587	48,953
Registration fees	44,069	27,404
Amortization of offering expenses	—	—
Other†	13,447	5,123

Total gross expenses	3,999,315	835,155

Management fees waived and expenses reimbursed	—	(25,396)
Administration and shareholders’ services fees waived	—	—
Expense reductions (Note 2(j))	(10)	—

Total net expenses	3,999,305	809,759

Net investment income	6,554,430	1,014,484

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	10,009,033	1,699,668
Options	—	—
Swap agreements	—	—
Foreign currency and forward currency contracts	(167,762)	9,967
Net change in unrealized appreciation (depreciation) on:
Investments	(61,906,966)	(12,132,397)
Options	—	—
Swap agreements	—	—
Foreign currency and forward currency contracts	(8,407)	(10,407)

Net realized and unrealized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	(52,074,102)	(10,433,169)

Net increase (decrease) in net assets resulting from operations	$(45,519,672)	$(9,418,685)

* Net of foreign withholding taxes of	$766,937	$159,983

** Net of foreign capital gains taxes of	$—	$—

† Includes interest on line of credit of	$—	$135

(a) From Portfolio’s commencement of operations on March 31, 2011.
(b) From Portfolio’s commencement of operations on February 28, 2011.

The accompanying notes are an integral part of these financial statements.

110  Annual Report

For the period ended December 31, 2011	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio (a)	Lazard Emerging Markets Debt Portfolio (b)

Investment Income
Income
Dividends	$589,962,855	$4,118,243	$2,728,358	$410,133	$—
Interest	31,893	1,142	1,358	426,076	1,931,781

Total investment income*	589,994,748	4,119,385	2,729,716	836,209	1,931,781

Expenses
Management fees (Note 3)	165,270,120	2,377,995	1,071,924	317,396	296,699
Custodian fees	13,098,817	374,036	271,239	190,232	87,815
Distribution fees (Open Shares)	8,877,275	215,988	40,806	188	244
Shareholders’ services	3,184,154	91,070	43,184	22,362	26,093
Shareholders’ reports	1,943,882	98,885	17,972	1,937	10,691
Administration fees	1,802,702	97,561	70,419	42,617	47,629
Directors’ fees and expenses	513,099	7,260	3,116	978	1,190
Professional services	383,718	51,797	49,421	98,031	119,195
Registration fees	148,920	46,873	40,861	3,858	4,363
Amortization of offering expenses	—	—	17,143	38,497	37,096
Other†	434,775	9,575	6,805	4,088	4,401

Total gross expenses	195,657,462	3,371,040	1,632,890	720,184	635,416

Management fees waived and expenses reimbursed	—	(20,330)	(206,064)	(293,815)	(229,341)
Administration and shareholders’ services fees waived	—	—	—	(13,529)	(21,558)
Expense reductions (Note 2(j))	(2,936)	(136)	(44)	—	—

Total net expenses	195,654,526	3,350,574	1,426,782	412,840	384,517

Net investment income	394,340,222	768,811	1,302,934	423,369	1,547,264

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	1,046,113,927	1,004,236	(4,899,130)	(1,217,072)	(238,468)
Options	—	—	—	12,042	117,221
Swap agreements	—	—	—	(223,763)	35,501
Foreign currency and forward currency contracts	(17,200,724)	(785,936)	(314,462)	(130,586)	(78,166)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,571,722,054)	(75,219,196)	(20,913,431)	(4,471,825)	(805,278)
Options	—	—	—	20,988	67,775
Swap agreements	—	—	—	9,308	15,984
Foreign currency and forward currency contracts	(42,217)	(14,283)	(4,348)	8,519	(119,658)

Net realized and unrealized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	(3,542,851,068)	(75,015,179)	(26,131,371)	(5,992,389)	(1,005,089)

Net increase (decrease) in net assets resulting from operations	$(3,148,510,846)	$(74,246,368)	$(24,828,437)	$(5,569,020)	$542,175

* Net of foreign withholding taxes of	$47,340,482	$468,472	$242,507	$40,512	$18,719

** Net of foreign capital gains taxes of	$—	$7,738	$7,854	$1,211	$2,633

† Includes interest on line of credit of	$—	$245	$914	$—	$—

Annual Report  111

For the period ended December 31, 2011	Lazard U.S. Realty Income Portfolio (a)	Lazard U.S. Realty Equity Portfolio (a)

Investment Income
Income
Dividends	$794,328	$62,535
Interest	16,997	219

Total investment income*	811,325	62,754

Expenses
Management fees (Note 3)	76,289	18,027
Custodian fees	28,498	25,231
Distribution fees (Open Shares)	13,909	4,071
Shareholders’ services	17,809	12,584
Shareholders’ reports	2,682	40
Administration fees	24,977	31,215
Directors’ fees and expenses	1,568	1,454
Professional services	56,896	46,731
Registration fees	16,497	13,674
Amortization of offering expenses	—	—
Other**	4,378	4,464

Total gross expenses	243,503	157,491

Management fees waived and expenses reimbursed	(117,472)	(113,721)
Administration and shareholders’ services fees waived	(7,379)	(10,643)
Expense reductions (Note 2(j))	(9)	—

Total net expenses	118,643	33,127

Net investment income	692,682	29,627

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(328,419)	233,473
Options	6,119	175
Swap agreements	—	—
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(702,514)	(661,411)
Swap agreements	—	—
Foreign currency and forward currency contracts	—	—

Net realized and unrealized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	(1,024,814)	(427,763)

Net increase (decrease) in net assets resulting from operations	$(332,132)	$(398,136)

* Net of foreign withholding taxes of	$—	$—

** Includes interest on line of credit of	$—	$3

(a)	For the period June 1, 2011 to December 31, 2011.
(b)	From Portfolio’s commencement of operations on February 28, 2011.

The accompanying notes are an integral part of these financial statements.

112  Annual Report

For the period ended December 31, 2011	Lazard International Realty Equity Portfolio (a)	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio (b)	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income
Income
Dividends	$26,415	$—	$—	$5,783,466
Interest	19	11,619,602	210,629	1,826

Total investment income*	26,434	11,619,602	210,629	5,785,292

Expenses
Management fees (Note 3)	10,523	834,199	22,197	2,552,451
Custodian fees	39,986	78,586	39,811	61,237
Distribution fees (Open Shares)	733	49,069	212	17,237
Shareholders’ services	11,701	36,755	26,056	30,797
Shareholders’ reports	40	6,983	15,618	10,272
Administration fees	31,719	80,336	43,554	101,051
Directors’ fees and expenses	1,439	4,674	299	7,929
Professional services	46,730	49,225	94,242	87,756
Registration fees	13,642	29,993	5,162	30,960
Amortization of offering expenses	—	—	36,301	—
Other**	4,416	8,789	4,176	9,892

Total gross expenses	160,929	1,178,609	287,628	2,909,582

Management fees waived and expenses reimbursed	(131,851)	(284,996)	(224,278)	(284,251)
Administration and shareholders’ services fees waived	(10,748)	—	(27,579)	—
Expense reductions (Note 2(j))	(1)	(170)	—	(1,152)

Total net expenses	18,329	893,443	35,771	2,624,179

Net investment income	8,105	10,726,159	174,858	3,161,113

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(57,706)	2,052,076	(34,936)	25,449,163
Options	—	—	—	1,303,732
Swap agreements	—	—	—	2,504,525
Foreign currency and forward currency contracts	(5,844)	—	—	(1,105,124)
Net change in unrealized appreciation (depreciation) on:
Investments	(404,002)	(5,269,974)	330,476	(38,496,829)
Swap agreements	—	—	—	1,101,438
Foreign currency and forward currency contracts	(280)	—	—	(23,500)

Net realized and unrealized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	(467,832)	(3,217,898)	295,540	(9,266,595)

Net increase (decrease) in net assets resulting from operations	$(459,727)	$7,508,261	$470,398	$(6,105,482)

* Net of foreign withholding taxes of	$3,349	$—	$—	$396,111

** Includes interest on line of credit of	$4	$2,071	$—	$—

Annual Report  113

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio		Lazard U.S. Strategic Equity Portfolio

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income	$204,617	$130,397	$954,276	$635,045
Net realized gain (loss) on investments	364,274	440,071	5,688,163	4,650,912
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(1,023,366)	840,376	(4,935,431)	4,195,742

Net increase (decrease) in net assets resulting from operations	(454,475)	1,410,844	1,707,008	9,481,699

Distributions to shareholders
From net investment income
Institutional Shares	(198,163)	(126,683)	(576,867)	(724,232)
Open Shares	(4,595)	(2,060)	(58,180)	(77,713)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	(202,758)	(128,743)	(635,047)	(801,945)

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,193,666	3,643,690	6,937,102	4,048,153
Open Shares	89,277	39,967	4,340,833	3,578,373
Net proceeds from reinvestment of distributions
Institutional Shares	185,473	125,251	567,917	712,514
Open Shares	4,156	1,859	52,247	70,284
Cost of shares redeemed
Institutional Shares	(2,693,580)	(416,674)	(15,409,162)	(7,261,909)
Open Shares	(62,855)	(81,181)	(6,074,788)	(3,693,636)

Net increase (decrease) in net assets from capital stock transactions	(1,283,863)	3,312,912	(9,585,851)	(2,546,221)

Redemption fees (Note 2(k))
Institutional Shares	792	1,143	3	8
Open Shares	27	—	—	92

Net increase in net assets from redemption fees	819	1,143	3	100

Total increase (decrease) in net assets	(1,940,277)	4,596,156	(8,513,887)	6,133,633
Net assets at beginning of year	13,360,252	8,764,096	81,230,936	75,097,303

Net assets at end of year*	$11,419,975	$13,360,252	$72,717,049	$81,230,936

* Includes undistributed (distributions in excess of) net investment income (loss) of	$(15,130)	$(16,988)	$954,274	$635,059

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	1,367,217	982,317	7,940,671	8,247,044

Shares sold	125,073	417,278	747,369	501,965
Shares issued to shareholders from reinvestment of distributions	20,226	13,102	68,341	90,306
Shares redeemed	(310,783)	(45,480)	(1,644,851)	(898,644)

Net increase (decrease)	(165,484)	384,900	(829,141)	(306,373)

Shares outstanding at end of year	1,201,733	1,367,217	7,111,530	7,940,671

Open Shares
Shares outstanding at beginning of year	30,610	34,649	1,117,356	1,114,686

Shares sold	9,117	4,605	493,469	450,158
Shares issued to shareholders from reinvestment of distributions	450	193	6,273	8,897
Shares redeemed	(6,670)	(8,837)	(679,202)	(456,385)

Net increase (decrease)	2,897	(4,039)	(179,460)	2,670

Shares outstanding at end of year	33,507	30,610	937,896	1,117,356

The accompanying notes are an integral part of these financial statements.

114  Annual Report

	Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio		Lazard Global Listed Infrastructure Portfolio

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income	$496,207	$1,629,460	$99,519	$751,418	$5,612,784	$2,744,722
Net realized gain (loss) on investments	20,582,485	37,964,019	15,518,519	21,787,222	(4,444,075)	1,703,424
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(29,275,062)	2,333,458	(35,330,896)	17,969,577	(10,010,289)	2,811,577

Net increase (decrease) in net assets resulting from operations	(8,196,370)	41,926,937	(19,712,858)	40,508,217	(8,841,580)	7,259,723

Distributions to shareholders
From net investment income
Institutional Shares	(289,121)	(1,096,389)	—	(716,032)	(2,943,345)	(2,358,069)
Open Shares	(10,886)	(483,080)	—	—	(44,386)	(1,520)
From net realized gains
Institutional Shares	—	—	(16,582,657)	—	(2,415,101)	(1,083,838)
Open Shares	—	—	(2,011,539)	—	(194,462)	(1,111)

Net decrease in net assets resulting from distributions	(300,007)	(1,579,469)	(18,594,196)	(716,032)	(5,597,294)	(3,444,538)

Capital stock transactions
Net proceeds from sales
Institutional Shares	36,120,152	43,741,530	61,357,231	169,823,469	213,298,092	138,755,505
Open Shares	16,367,559	15,303,321	11,124,812	7,423,916	10,292,625	115,519
Net proceeds from reinvestment of distributions
Institutional Shares	217,196	854,552	16,247,181	705,067	5,050,814	3,374,194
Open Shares	10,017	453,217	1,937,041	—	234,195	2,631
Cost of shares redeemed
Institutional Shares	(66,277,487)	(87,725,369)	(115,744,067)	(22,913,323)	(215,684,733)	(30,332,490)
Open Shares	(30,331,603)	(29,807,859)	(10,055,892)	(9,883,866)	(1,762,415)	(56,269)

Net increase (decrease) in net assets from capital stock transactions	(43,894,166)	(57,180,608)	(35,133,694)	145,155,263	11,428,578	111,859,090

Redemption fees (Note 2(k))
Institutional Shares	1,396	1,535	662	468	10,079	86
Open Shares	861	3,431	701	114	237	—

Net increase in net assets from redemption fees	2,257	4,966	1,363	582	10,316	86

Total increase (decrease) in net assets	(52,388,286)	(16,828,174)	(73,439,385)	184,948,030	(2,999,980)	115,674,361
Net assets at beginning of year	196,176,104	213,004,278	260,520,919	75,572,889	115,798,256	123,895

Net assets at end of year*	$143,787,818	$196,176,104	$187,081,534	$260,520,919	$112,798,276	$115,798,256

* Includes undistributed (distributions in excess of) net investment income (loss) of	$54,669	$—	$204,383	$34,368	$247,112	$590,908

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	10,039,112	13,891,697	16,413,981	4,750,537	11,214,996	7,390

Shares sold	2,844,927	3,862,950	4,644,003	13,342,989	20,313,345	13,916,801
Shares issued to shareholders from reinvestment of distributions	18,360	68,201	1,387,462	48,325	504,434	334,745
Shares redeemed	(5,176,131)	(7,783,736)	(8,316,748)	(1,727,870)	(21,349,767)	(3,043,940)

Net increase (decrease)	(2,312,844)	(3,852,585)	(2,285,283)	11,663,444	(531,988)	11,207,606

Shares outstanding at end of year	7,726,268	10,039,112	14,128,698	16,413,981	10,683,008	11,214,996

Open Shares
Shares outstanding at beginning of year	5,586,393	6,852,067	1,516,112	1,689,218	11,448	5,000

Shares sold	1,319,630	1,387,657	781,245	609,491	998,492	11,565
Shares issued to shareholders from reinvestment of distributions	858	36,432	169,767	—	23,929	259
Shares redeemed	(2,466,955)	(2,689,763)	(727,396)	(782,597)	(179,354)	(5,376)

Net increase (decrease)	(1,146,467)	(1,265,674)	223,616	(173,106)	843,067	6,448

Shares outstanding at end of year	4,439,926	5,586,393	1,739,728	1,516,112	854,515	11,448

Annual Report  115

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,318,637	$2,323,165	$105,122	$108,846
Net realized gain (loss) on investments and foreign currency	11,733,922	(5,428,371)	432,033	25,249
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(21,019,680)	14,260,871	(981,115)	168,525

Net increase (decrease) in net assets resulting from operations	(6,967,121)	11,155,665	(443,960)	302,620

Distributions to shareholders
From net investment income
Institutional Shares	(2,126,498)	(3,382,382)	(107,555)	(103,546)
Open Shares	(635,263)	(478,939)	(74,627)	(130,875)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	(2,761,761)	(3,861,321)	(182,182)	(234,421)

Capital stock transactions
Net proceeds from sales
Institutional Shares	12,560,444	3,881,399	2,016,281	1,434,641
Open Shares	9,794,122	12,170,804	506,572	582,214
Net proceeds from reinvestment of distributions
Institutional Shares	1,828,974	2,585,130	68,756	79,878
Open Shares	500,209	343,043	71,302	125,444
Cost of shares redeemed
Institutional Shares	(48,236,742)	(23,987,029)	(842,321)	(1,882,800)
Open Shares	(17,295,953)	(4,723,671)	(882,749)	(2,193,350)

Net increase (decrease) in net assets from capital stock transactions	(40,848,946)	(9,730,324)	937,841	(1,853,973)

Redemption fees (Note 2(k))
Institutional Shares	2,419	91	434	—
Open Shares	505	513	—	335

Net increase in net assets from redemption fees	2,924	604	434	335

Total increase (decrease) in net assets	(50,574,904)	(2,435,376)	312,133	(1,785,439)
Net assets at beginning of year	156,154,269	158,589,645	6,670,119	8,455,558

Net assets at end of year*	$105,579,365	$156,154,269	$6,982,252	$6,670,119

* Includes undistributed (distributions in excess of) net investment income (loss) of	$2,229,799	$2,291,453	$66,486	$130,072

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	9,233,358	10,584,664	452,165	509,472

Shares sold	997,694	303,754	272,980	184,363
Shares issued to shareholders from reinvestment of distributions	141,891	201,963	9,279	10,838
Shares redeemed	(3,416,802)	(1,857,023)	(104,954)	(252,508)

Net increase (decrease)	(2,277,217)	(1,351,306)	177,305	(57,307)

Shares outstanding at end of year	6,956,141	9,233,358	629,470	452,165

Open Shares
Shares outstanding at beginning of year	2,060,873	1,474,744	381,274	586,579

Shares sold	724,217	923,563	62,633	74,636
Shares issued to shareholders from reinvestment of distributions	38,448	26,572	9,583	16,975
Shares redeemed	(1,338,415)	(364,006)	(111,499)	(296,916)

Net increase (decrease)	(575,750)	586,129	(39,283)	(205,305)

Shares outstanding at end of year	1,485,123	2,060,873	341,991	381,274

The accompanying notes are an integral part of these financial statements.

116  Annual Report

	Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Emerging Markets Equity Portfolio

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income	$6,554,430	$4,622,267	$1,014,484	$858,678	$394,340,222	$283,104,469
Net realized gain (loss) on investments and foreign currency	9,841,271	11,133,378	1,709,635	(2,101,516)	1,028,913,203	964,312,486
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(61,915,373)	35,502,431	(12,142,804)	15,090,812	(4,571,764,271)	2,041,977,043

Net increase (decrease) in net assets resulting from operations	(45,519,672)	51,258,076	(9,418,685)	13,847,974	(3,148,510,846)	3,289,393,998

Distributions to shareholders
From net investment income
Institutional Shares	(5,917,381)	(4,610,208)	(782,430)	(672,354)	(393,452,725)	(208,037,965)
Open Shares	(521,056)	(293,349)	(325,694)	(321,023)	(76,508,524)	(34,958,144)
From net realized gains
Institutional Shares	—	—	—	—	(299,768,775)	—
Open Shares	—	—	—	—	(72,975,928)	—

Net decrease in net assets resulting from distributions	(6,438,437)	(4,903,557)	(1,108,124)	(993,377)	(842,705,952)	(242,996,109)

Capital stock transactions
Net proceeds from sales
Institutional Shares	133,146,494	36,021,689	2,712,178	9,124,250	2,535,357,071	5,722,036,545
Open Shares	41,859,596	30,431,569	2,913,697	2,084,060	604,504,647	1,821,564,885
Net proceeds from reinvestment of distributions
Institutional Shares	4,887,709	3,625,597	314,338	284,490	562,336,863	179,495,263
Open Shares	516,732	291,220	310,678	306,999	136,437,018	31,783,216
Cost of shares redeemed
Institutional Shares	(13,586,712)	(37,270,773)	(4,218,322)	(10,727,998)	(3,596,569,693)	(2,071,983,700)
Open Shares	(18,325,098)	(8,322,274)	(7,000,181)	(9,971,982)	(1,365,191,505)	(1,957,308,170)

Net increase (decrease) in net assets from capital stock transactions	148,498,721	24,777,028	(4,967,612)	(8,900,181)	(1,123,125,599)	3,725,588,039

Redemption fees (Note 2(k))
Institutional Shares	194	118	31	20	176,642	134,946
Open Shares	870	671	273	5	75,956	176,436

Net increase in net assets from redemption fees	1,064	789	304	25	252,598	311,382

Total increase (decrease) in net assets	96,541,676	71,132,336	(15,494,117)	3,954,441	(5,114,089,799)	6,772,297,310
Net assets at beginning of year	402,149,191	331,016,855	72,117,627	68,163,186	18,748,291,924	11,975,994,614

Net assets at end of year*	$498,690,867	$402,149,191	$56,623,510	$72,117,627	$13,634,202,125	$18,748,291,924

* Includes undistributed (distributions in excess of) net investment income (loss) of	$1,352,099	$1,403,868	$828,360	$912,033	$(26,686,008)	$(54,251,470)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	33,503,311	33,103,967	5,804,978	6,021,391	668,512,736	471,812,807

Shares sold	13,344,912	3,706,732	372,258	1,302,865	126,686,682	296,372,547
Shares issued to shareholders from reinvestment of distributions	517,072	353,917	43,719	40,758	33,468,597	8,561,139
Shares redeemed	(1,323,019)	(3,661,305)	(538,640)	(1,560,036)	(179,883,890)	(108,233,757)

Net increase (decrease)	12,538,965	399,344	(122,663)	(216,413)	(19,728,611)	196,699,929

Shares outstanding at end of year	46,042,276	33,503,311	5,682,315	5,804,978	648,784,125	668,512,736

Open Shares
Shares outstanding at beginning of year	4,312,256	2,061,818	3,070,770	4,168,917	188,734,763	190,254,536

Shares sold	4,052,901	3,092,002	370,715	297,751	29,261,660	93,690,753
Shares issued to shareholders from reinvestment of distributions	54,762	28,007	43,090	43,795	7,994,866	1,465,197
Shares redeemed	(1,782,269)	(869,571)	(897,593)	(1,439,693)	(67,216,735)	(96,675,723)

Net increase (decrease)	2,325,394	2,250,438	(483,788)	(1,098,147)	(29,960,209)	(1,519,773)

Shares outstanding at end of year	6,637,650	4,312,256	2,586,982	3,070,770	158,774,554	188,734,763

Annual Report  117

	Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$768,811	$(93,680)	$1,302,934	$(23,618)
Net realized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	218,300	13,355,744	(5,213,592)	448,609
Net change in unrealized appreciation (depreciation) on investments, options, swap agreements, foreign currency and forward currency contracts	(75,233,479)	8,697,741	(20,917,779)	2,345,247

Net increase (decrease) in net assets resulting from operations	(74,246,368)	21,959,805	(24,828,437)	2,770,238

Distributions to shareholders
From net investment income
Institutional Shares	—	(312,586)	(696,096)	—
Open Shares	—	(40,615)	(103,924)	—
From net realized gains
Institutional Shares	(7,111,703)	(6,060,192)	(434,860)	(70,487)
Open Shares	(2,840,044)	(7,936,710)	(76,627)	(11,530)

Net decrease in net assets resulting from distributions	(9,951,747)	(14,350,103)	(1,311,507)	(82,017)

Capital stock transactions
Net proceeds from sales
Institutional Shares	217,433,902	66,318,354	94,705,788	55,245,382
Open Shares	82,229,202	97,342,330	21,900,003	9,040,801
Net proceeds from reinvestment of distributions
Institutional Shares	6,399,337	5,794,490	1,011,504	65,828
Open Shares	2,738,730	7,451,122	154,425	8,599
Cost of shares redeemed
Institutional Shares	(78,772,507)	(22,612,052)	(43,724,613)	(2,993,369)
Open Shares	(96,382,546)	(50,508,821)	(4,197,007)	(109,745)

Net increase in net assets from capital stock transactions	133,646,118	103,785,423	69,850,100	61,257,496

Redemption fees (Note 2(k))
Institutional Shares	10,653	1,866	2,295	931
Open Shares	15,749	7,416	2,633	307

Net increase in net assets from redemption fees	26,402	9,282	4,928	1,238

Total increase in net assets	49,474,405	111,404,407	43,715,084	63,946,955
Net assets at beginning of period	174,382,026	62,977,619	63,946,955	—

Net assets at end of period*	$223,856,431	$174,382,026	$107,662,039	$63,946,955

* Includes undistributed (distributions in excess of) net investment income (loss) of	$(75,454)	$(510,910)	$21,088	$(165,475)

(a) Portfolio commenced operations on May 28, 2010.
(b) Portfolio commenced operations on March 31, 2011.
(c) Portfolio commenced operations on February 28, 2011.
(d) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31, 2011.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	4,815,473	1,517,818	4,402,117	—

Shares sold	15,748,244	4,360,301	8,327,731	4,641,041
Shares issued to shareholders from reinvestment of distributions	585,174	395,696	99,892	5,378
Shares redeemed	(6,129,181)	(1,458,342)	(4,123,236)	(244,302)

Net increase	10,204,237	3,297,655	4,304,387	4,402,117

Shares outstanding at end of period	15,019,710	4,815,473	8,706,504	4,402,117

Open Shares
Shares outstanding at beginning of period	6,698,626	3,258,336	733,742	—

Shares sold	5,937,465	6,618,781	1,948,997	742,112
Shares issued to shareholders from reinvestment of distributions	250,052	505,715	15,256	704
Shares redeemed	(6,950,174)	(3,684,206)	(385,652)	(9,074)

Net increase (decrease)	(762,657)	3,440,290	1,578,601	733,742

Shares outstanding at end of period	5,935,969	6,698,626	2,312,343	733,742

(e)	The inception date for Institutional Shares was September 26, 2011.

The accompanying notes are an integral part of these financial statements.

118  Annual Report

	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard U.S. Realty Income Portfolio

	Period Ended December 31, 2011 (b)	Period Ended December 31, 2011 (c)	Period Ended December 31, 2011 (d)	Year Ended May 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$423,369	$1,547,264	$692,682	$466,452
Net realized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	(1,559,379)	(163,912)	(322,300)	2,143,304
Net change in unrealized appreciation (depreciation) on investments, options, swap agreements, foreign currency and forward currency contracts	(4,433,010)	(841,177)	(702,514)	858,063

Net increase (decrease) in net assets resulting from operations	(5,569,020)	542,175	(332,132)	3,467,819

Distributions to shareholders
From net investment income
Institutional Shares	(334,780)	(2,116,437)	(246,537)	—
Open Shares	(695)	(4,138)	(330,886)	(978,491)
From net realized gains
Institutional Shares	—	(60,732)	(165,398)	—
Open Shares	—	(73)	(1,148,069)	(2,048,235)

Net decrease in net assets resulting from distributions	(335,475)	(2,181,380)	(1,890,890)	(3,026,726)

Capital stock transactions
Net proceeds from sales
Institutional Shares	69,298,619	112,425,717	18,654,084	—
Open Shares	311,534	127,708	3,511,632	12,576,304
Net proceeds from reinvestment of distributions
Institutional Shares	216,928	2,052,208	405,885	—
Open Shares	600	4,211	1,041,199	2,639,311
Cost of shares redeemed
Institutional Shares	(7,101,793)	(6,029,330)	(3,045)	—
Open Shares	(32,386)	—	(11,361,563)	(9,693,147)

Net increase in net assets from capital stock transactions	62,693,502	108,580,514	12,248,192	5,522,468

Redemption fees (Note 2(k))
Institutional Shares	144	—	—	—
Open Shares	9	—	1,188	1,917

Net increase in net assets from redemption fees	153	—	1,188	1,917

Total increase in net assets	56,789,160	106,941,309	10,026,358	5,965,478
Net assets at beginning of period	—	—	15,829,816	9,864,338

Net assets at end of period*	$56,789,160	$106,941,309	$25,856,174	$15,829,816

* Includes undistributed (distributions in excess of) net investment income (loss) of	$(331,733)	$(677,099)	$—	$—

(a) Portfolio commenced operations on May 28, 2010.
(b) Portfolio commenced operations on March 31, 2011.
(c) Portfolio commenced operations on February 28, 2011.
(d) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31, 2011.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—	—	— (e)	—

Shares sold	7,349,497	11,336,962	2,605,512	—
Shares issued to shareholders from reinvestment of distributions	25,461	207,193	54,927	—
Shares redeemed	(780,142)	(594,966)	(411)	—

Net increase	6,594,816	10,949,189	2,660,028	—

Shares outstanding at end of period	6,594,816	10,949,189	2,660,028	—

Open Shares
Shares outstanding at beginning of period	—	—	1,395,477	915,068

Shares sold	33,957	12,706	437,397	1,117,539
Shares issued to shareholders from reinvestment of distributions	70	417	138,495	240,644
Shares redeemed	(3,510)	—	(1,165,491)	(877,774)

Net increase (decrease)	30,517	13,123	(589,599)	480,409

Shares outstanding at end of period	30,517	13,123	805,878	1,395,477

Annual Report  119

	Lazard U.S. Realty Equity Portfolio		Lazard International Realty Equity Portfolio

	Period Ended December 31, 2011 (a)	Year Ended May 31, 2011	Period Ended December 31, 2011 (a)	Year Ended May 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,627	$(15,145)	$8,105	$16,063
Net realized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	233,648	472,038	(63,550)	120,268
Net change in unrealized appreciation (depreciation) on investments, options, swap agreements, foreign currency and forward currency contracts	(661,411)	592,626	(404,282)	266,071

Net increase (decrease) in net assets resulting from operations	(398,136)	1,049,519	(459,727)	402,402

Distributions to shareholders
From net investment income
Institutional Shares	(10,686)	—	(34,441)	—
Open Shares	(4,322)	(6,933)	(38,933)	(53,420)
From net realized gains
Institutional Shares	(319,969)	—	(15,206)	—
Open Shares	(270,611)	(382,789)	(11,959)	(111,841)

Net decrease in net assets resulting from distributions	(605,588)	(389,722)	(100,539)	(165,261)

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,305,500	—	2,000,000	—
Open Shares	263,978	2,186,269	71,663	142,650
Net proceeds from reinvestment of distributions
Institutional Shares	330,655	—	49,648	—
Open Shares	272,510	383,042	44,345	153,750
Cost of shares redeemed
Institutional Shares	—	—	—	—
Open Shares	(3,359,846)	(840,513)	(740,648)	(244,274)

Net increase (decrease) in net assets from capital stock transactions	(1,187,203)	1,728,798	1,425,008	52,126

Redemption fees (Note 2(k))
Institutional Shares	—	—	—	—
Open Shares	1,457	406	—	192

Net increase in net assets from redemption fees	1,457	406	—	192

Total increase (decrease) in net assets	(2,189,470)	2,389,001	864,742	289,459
Net assets at beginning of period	4,852,040	2,463,039	1,716,377	1,426,918

Net assets at end of period*	$2,662,570	$4,852,040	$2,581,119	$1,716,377

* Includes undistributed (distributions in excess of) net investment income (loss) of	$—	$—	$(26,911)	$21,203

(a) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31, 2011.
(b) Portfolio commenced operations on February 28, 2011.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	— (c)	—	— (c)	—

Shares sold	80,121	—	153,406	—
Shares issued to shareholders from reinvestment of distributions	22,305	—	3,823	—
Shares redeemed	—	—	—	—

Net increase	102,426	—	157,229	—

Shares outstanding at end of period	102,426	—	157,229	—

Open Shares
Shares outstanding at beginning of period	248,909	147,836	101,112	98,126

Shares sold	15,910	126,411	4,906	8,520
Shares issued to shareholders from reinvestment of distributions	18,351	23,089	3,382	9,479
Shares redeemed	(206,924)	(48,427)	(54,595)	(15,013)

Net increase (decrease)	(172,663)	101,073	(46,307)	2,986

Shares outstanding at end of period	76,246	248,909	54,805	101,112

(c)	The inception date for Institutional Shares was September 26, 2011.

The accompanying notes are an integral part of these financial statements.

120  Annual Report

	Lazard U.S. High Yield Portfolio		Lazard U.S. Municipal Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

	Year Ended December 31, 2011	Year Ended December 31, 2010	Period Ended December 31, 2011 (b)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,726,159	$8,037,397	$174,858	$3,161,113	$2,861,801
Net realized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	2,052,076	1,545,110	(34,936)	28,152,296	13,319,211
Net change in unrealized appreciation (depreciation) on investments, options, swap agreements, foreign currency and forward currency contracts	(5,269,974)	2,454,171	330,476	(37,418,891)	13,009,902

Net increase (decrease) in net assets resulting from operations	7,508,261	12,036,678	470,398	(6,105,482)	29,190,914

Distributions to shareholders
From net investment income
Institutional Shares	(9,400,123)	(6,590,797)	(173,726)	(3,523,669)	(2,908,206)
Open Shares	(1,330,150)	(1,446,983)	(1,432)	(59,701)	(65,569)
From net realized gains
Institutional Shares	—	—	(48,209)	(6,713,946)	—
Open Shares	—	—	(429)	(154,961)	—

Net decrease in net assets resulting from distributions	(10,730,273)	(8,037,780)	(223,796)	(10,452,277)	(2,973,775)

Capital stock transactions
Net proceeds from sales
Institutional Shares	57,646,994	42,673,187	11,938,179	113,697,161	62,446,688
Open Shares	14,541,009	26,839,805	99,000	3,431,907	4,930,645
Net proceeds from reinvestment of distributions
Institutional Shares	7,284,236	4,407,235	209,652	4,208,402	1,420,474
Open Shares	1,235,788	1,367,239	1,860	200,236	54,295
Cost of shares redeemed
Institutional Shares	(23,312,985)	(25,372,482)	(798,710)	(82,327,061)	(46,165,900)
Open Shares	(29,989,819)	(8,917,586)	—	(4,278,584)	(15,133,445)

Net increase (decrease) in net assets from capital stock transactions	27,405,223	40,997,398	11,449,981	34,932,061	7,552,757

Redemption fees (Note 2(k))
Institutional Shares	3,520	1,941	3	2,220	767
Open Shares	445	862	—	395	84

Net increase in net assets from redemption fees	3,965	2,803	3	2,615	851

Total increase (decrease) in net assets	24,187,176	44,999,099	11,696,586	18,376,917	33,770,747
Net assets at beginning of period	138,693,189	93,694,090	—	246,565,803	212,795,056

Net assets at end of period*	$162,880,365	$138,693,189	$11,696,586	$264,942,720	$246,565,803

* Includes undistributed (distributions in excess of) net investment income (loss) of	$(128,289)	$(182,300)	$(300)	$(2,213,504)	$(113,014)

(a) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31, 2011.
(b) Portfolio commenced operations on February 28, 2011.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	23,045,185	18,619,657	—	24,035,924	22,278,416

Shares sold	11,937,663	8,879,105	1,190,953	11,657,534	6,796,364
Shares issued to shareholders from reinvestment of distributions	1,505,072	919,525	20,653	457,708	143,914
Shares redeemed	(4,843,287)	(5,373,102)	(78,701)	(8,196,392)	(5,182,770)

Net increase	8,599,448	4,425,528	1,132,905	3,918,850	1,757,508

Shares outstanding at end of period	31,644,633	23,045,185	1,132,905	27,954,774	24,035,924

Open Shares
Shares outstanding at beginning of period	5,357,420	1,295,343	—	718,711	1,914,353

Shares sold	2,973,657	5,635,385	9,900	341,942	535,756
Shares issued to shareholders from reinvestment of distributions	251,073	283,468	183	21,789	5,484
Shares redeemed	(6,165,243)	(1,856,776)	—	(422,357)	(1,736,882)

Net increase (decrease)	(2,940,513)	4,062,077	10,083	(58,626)	(1,195,642)

Shares outstanding at end of period	2,416,907	5,357,420	10,083	660,085	718,711

Annual Report  121

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$9.56	$8.62	$7.00	$11.25	$11.73

Income (loss) from investment operations:
Net investment income (a)	0.15	0.10	0.12	0.18	0.17
Net realized and unrealized gain (loss)	(0.30)	0.93	1.62	(4.26)	0.05

Total from investment operations	(0.15)	1.03	1.74	(4.08)	0.22

Less distributions from:
Net investment income	(0.17)	(0.09)	(0.12)	(0.17)	(0.15)
Net realized gains	—	—	—	—	(0.55)

Total distributions	(0.17)	(0.09)	(0.12)	(0.17)	(0.70)

Redemption fees	— (c)	— (c)	—	—	— (c)

Net asset value, end of year	$9.24	$9.56	$8.62	$7.00	$11.25

Total Return (b)	–1.47%	12.00%	24.81%	–36.18%	1.65%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$11,108	$13,066	$8,464	$6,554	$8,488
Ratios to average net assets:
Net expenses	0.75%	0.97%	1.00%	1.00%	1.00%
Gross expenses	2.27%	2.76%	3.44%	3.21%	3.56%
Net investment income	1.59%	1.19%	1.60%	1.90%	1.40%
Portfolio turnover rate	53%	53%	62%	97%	83%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$9.61	$8.67	$7.04	$11.31	$11.77

Income (loss) from investment operations:
Net investment income (a)	0.12	0.08	0.09	0.15	0.13
Net realized and unrealized gain (loss)	(0.29)	0.93	1.64	(4.28)	0.06

Total from investment operations	(0.17)	1.01	1.73	(4.13)	0.19

Less distributions from:
Net investment income	(0.14)	(0.07)	(0.10)	(0.14)	(0.11)
Net realized gains	—	—	—	—	(0.55)

Total distributions	(0.14)	(0.07)	(0.10)	(0.14)	(0.66)

Redemption fees	— (c)	—	— (c)	—	0.01

Net asset value, end of year	$9.30	$9.61	$8.67	$7.04	$11.31

Total Return (b)	–1.77%	11.62%	24.49%	–36.43%	1.59%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$312	$294	$300	$134	$341
Ratios to average net assets:
Net expenses	1.05%	1.27%	1.30%	1.30%	1.30%
Gross expenses	6.49%	7.28%	5.52%	12.10%	9.40%
Net investment income	1.30%	0.88%	1.15%	1.56%	1.02%
Portfolio turnover rate	53%	53%	62%	97%	83%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

122  Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$8.97	$8.02	$6.26	$10.03	$11.81

Income (loss) from investment operations:
Net investment income (a)	0.12	0.07	0.08	0.12	0.11
Net realized and unrealized gain (loss)	0.02	0.97	1.68	(3.65)	(0.04)

Total from investment operations	0.14	1.04	1.76	(3.53)	0.07

Less distributions from:
Net investment income	(0.08)	(0.09)	—	(0.12)	(0.12)
Net realized gains	—	—	—	(0.12)	(1.73)

Total distributions	(0.08)	(0.09)	—	(0.24)	(1.85)

Redemption fees	— (c)	— (c)	—	—	0.00

Net asset value, end of year	$9.03	$8.97	$8.02	$6.26	$10.03

Total Return (b)	1.65%	13.13%	28.12%	–35.43%	0.33%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$64,239	$71,207	$66,153	$54,749	$88,242
Ratios to average net assets:
Net expenses	0.75%	1.01%	1.05%	1.05%	0.98%
Gross expenses	1.00%	1.06%	1.09%	1.06%	0.98%
Net investment income	1.29%	0.88%	1.26%	1.45%	0.86%
Portfolio turnover rate	48%	49%	76%	82%	58%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$8.97	$8.02	$6.28	$10.05	$11.83

Income (loss) from investment operations:
Net investment income (a)	0.09	0.05	0.07	0.10	0.06
Net realized and unrealized gain (loss)	0.03	0.97	1.67	(3.65)	(0.03)

Total from investment operations	0.12	1.02	1.74	(3.55)	0.03

Less distributions from:
Net investment income	(0.05)	(0.07)	—	(0.10)	(0.08)
Net realized gains	—	—	—	(0.12)	(1.73)

Total distributions	(0.05)	(0.07)	—	(0.22)	(1.81)

Redemption fees	—	— (c)	—	—	— (c)

Net asset value, end of year	$9.04	$8.97	$8.02	$6.28	$10.05

Total Return (b)	1.42%	12.79%	27.71%	–35.63%	–0.07%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,478	$10,024	$8,945	$7,218	$11,558
Ratios to average net assets:
Net expenses	1.05%	1.31%	1.35%	1.35%	1.35%
Gross expenses	1.36%	1.44%	1.39%	1.51%	1.40%
Net investment income	0.99%	0.59%	0.96%	1.15%	0.50%
Portfolio turnover rate	48%	49%	76%	82%	58%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  123

LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$12.61	$10.31	$7.50	$12.46	$14.41

Income (loss) from investment operations:
Net investment income (a)	0.05	0.10	0.08	0.15	0.12
Net realized and unrealized gain (loss)	(0.75)	2.31	2.81	(4.93)	(0.51)

Total from investment operations	(0.70)	2.41	2.89	(4.78)	(0.39)

Less distributions from:
Net investment income	(0.04)	(0.11)	(0.08)	(0.18)	(0.11)
Net realized gains	—	—	—	—	(1.45)

Total distributions	(0.04)	(0.11)	(0.08)	(0.18)	(1.56)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.87	$12.61	$10.31	$7.50	$12.46

Total Return (b)	–5.58%	23.43%	38.49%	–38.33%	–2.93%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$91,740	$126,626	$143,267	$103,650	$277,953
Ratios to average net assets:
Net expenses	0.93%	0.91%	0.91%	0.89%	0.87%
Gross expenses	0.93%	0.91%	0.91%	0.89%	0.87%
Net investment income	0.37%	0.90%	0.90%	1.41%	0.81%
Portfolio turnover rate	83%	75%	77%	81%	100%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$12.45	$10.18	$7.40	$12.29	$14.23

Income (loss) from investment operations:
Net investment income (a)	0.01	0.07	0.05	0.13	0.09
Net realized and unrealized gain (loss)	(0.74)	2.28	2.78	(4.87)	(0.51)

Total from investment operations	(0.73)	2.35	2.83	(4.74)	(0.42)

Less distributions from:
Net investment income	— (c)	(0.08)	(0.05)	(0.15)	(0.07)
Net realized gains	—	—	—	—	(1.45)

Total distributions	—	(0.08)	(0.05)	(0.15)	(1.52)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.72	$12.45	$10.18	$7.40	$12.29

Total Return (b)	–5.84%	23.09%	38.26%	–38.53%	–3.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$52,048	$69,551	$69,737	$64,372	$158,062
Ratios to average net assets:
Net expenses	1.19%	1.17%	1.17%	1.15%	1.13%
Gross expenses	1.19%	1.17%	1.17%	1.15%	1.13%
Net investment income	0.11%	0.66%	0.64%	1.17%	0.58%
Portfolio turnover rate	83%	75%	77%	81%	100%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

124   Annual Report

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$14.55	$11.80	$7.59	$11.58	$14.44

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.09	(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	(1.45)	2.70	4.22	(4.00)	(0.87)

Total from investment operations	(1.44)	2.79	4.21	(3.99)	(0.83)

Less distributions from:
Net investment income	—	(0.04)	—	—	(0.04)
Net realized gains	(1.29)	—	—	—	(1.99)

Total distributions	(1.29)	(0.04)	—	—	(2.03)

Redemption fees	— (c)	— (c)	—	— (c)	— (c)

Net asset value, end of year	$11.82	$14.55	$11.80	$7.59	$11.58

Total Return (b)	–9.83%	23.67%	55.47%	–34.46%	–6.38%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$167,042	$238,901	$56,042	$36,934	$109,853
Ratios to average net assets:
Net expenses	0.90%	1.00%	1.22%	1.13%	0.93%
Gross expenses	0.90%	1.00%	1.23%	1.13%	0.93%
Net investment income (loss)	0.08%	0.68%	-0.12%	0.08%	0.24%
Portfolio turnover rate	110%	114%	195%	138%	98%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$14.26	$11.56	$7.46	$11.43	$14.27

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	0.03	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(1.42)	2.67	4.14	(3.94)	(0.84)

Total from investment operations	(1.45)	2.70	4.10	(3.97)	(0.85)

Less distributions from:
Net investment income	—	—	—	—	—
Net realized gains	(1.29)	—	—	—	(1.99)

Total distributions	(1.29)	—	—	—	(1.99)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.52	$14.26	$11.56	$7.46	$11.43

Total Return (b)	–10.09%	23.36%	54.96%	–34.73%	–6.60%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$20,039	$21,620	$19,531	$10,500	$25,203
Ratios to average net assets:
Net expenses	1.21%	1.34%	1.51%	1.49%	1.25%
Gross expenses	1.21%	1.34%	1.52%	1.49%	1.25%
Net investment income (loss)	–0.23%	0.21%	–0.40%	–0.26%	–0.07%
Portfolio turnover rate	110%	114%	195%	138%	98%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report   125

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		Period Ended 12/31/09*

	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$10.31	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.33	0.30	—	(c)
Net realized and unrealized gain (loss)	(0.48)	0.34	—

Total from investment operations	(0.15)	0.64	—	(c)

Less distributions from:
Net investment income	(0.15)	(0.23)	—
Net realized gains	(0.23)	(0.10)	—

Total distributions	(0.38)	(0.33)	—

Redemption fees	— (c)	— (c)	—

Net asset value, end of period	$9.78	$10.31	$10.00

Total Return (b)	–1.55%	6.63%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$104,439	$115,680	$74
Ratios to average net assets:
Net expenses (d)	1.09%	1.30%	1.30%
Gross expenses (d)	1.09%	1.35%	1,825.00	%(e)
Net investment income (d)	3.15%	3.01%	1.30%
Portfolio turnover rate	135%	46%	0%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		Period Ended 12/31/09*

	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.24	—	(c)
Net realized and unrealized gain (loss)	(0.49)	0.38	—

Total from investment operations	(0.21)	0.62	—	(c)

Less distributions from:
Net investment income	(0.12)	(0.18)	—
Net realized gains	(0.23)	(0.10)	—

Total distributions	(0.35)	(0.28)	—

Redemption fees	— (c)	—	—

Net asset value, end of period	$9.78	$10.34	$10.00

Total Return (b)	–1.95%	6.28%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,359	$118	$50
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%
Gross expenses (d)	1.67%	18.06%	1,825.00	%(e)
Net investment income (loss) (d)	2.81%	2.37%	–1.60%
Portfolio turnover rate	135%	46%	0%

*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

126   Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$13.81	$13.14	$10.50	$17.55	$16.31

Income (loss) from investment operations:
Net investment income (a)	0.27	0.21	0.26	0.36	0.36
Net realized and unrealized gain (loss)	(1.25)	0.82	2.38	(7.00)	1.42

Total from investment operations	(0.98)	1.03	2.64	(6.64)	1.78

Less distributions from:
Net investment income	(0.34)	(0.36)	— (c)	(0.41)	(0.54)

Total distributions	(0.34)	(0.36)	— (c)	(0.41)	(0.54)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$12.49	$13.81	$13.14	$10.50	$17.55

Total Return (b)	–7.17%	8.04%	25.19%	–37.75%	10.96%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$86,880	$127,485	$139,070	$119,870	$335,323
Ratios to average net assets:
Net expenses	1.03%	0.98%	0.99%	0.93%	0.89%
Gross expenses	1.03%	0.98%	0.99%	0.93%	0.89%
Net investment income	1.99%	1.63%	2.33%	2.47%	2.08%
Portfolio turnover rate	39%	53%	66%	44%	50%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$13.91	$13.24	$10.60	$17.69	$16.40

Income (loss) from investment operations:
Net investment income (a)	0.24	0.16	0.22	0.31	0.32
Net realized and unrealized gain (loss)	(1.26)	0.83	2.42	(7.04)	1.41

Total from investment operations	(1.02)	0.99	2.64	(6.73)	1.73

Less distributions from:
Net investment income	(0.30)	(0.32)	—	(0.36)	(0.44)

Total distributions	(0.30)	(0.32)	—	(0.36)	(0.44)

Redemption fees	— (c)	— (c)	—	— (c)	— (c)

Net asset value, end of year	$12.59	$13.91	$13.24	$10.60	$17.69

Total Return (b)	–7.42%	7.65%	24.91%	–37.98%	10.57%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$18,699	$28,670	$19,520	$14,829	$32,449
Ratios to average net assets:
Net expenses	1.33%	1.29%	1.27%	1.28%	1.19%
Gross expenses	1.33%	1.29%	1.27%	1.28%	1.19%
Net investment income	1.78%	1.25%	1.98%	2.16%	1.89%
Portfolio turnover rate	39%	53%	66%	44%	50%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  127

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$7.99	$7.70	$6.39	$11.78	$13.07

Income (loss) from investment operations:
Net investment income (a)	0.13	0.14	0.17	0.30	0.22
Net realized and unrealized gain (loss)	(0.70)	0.49	1.16	(4.73)	0.97

Total from investment operations	(0.57)	0.63	1.33	(4.43)	1.19

Less distributions from:
Net investment income	(0.24)	(0.34)	(0.02)	(0.33)	(0.25)
Net realized gains	—	—	—	(0.63)	(2.23)

Total distributions	(0.24)	(0.34)	(0.02)	(0.96)	(2.48)

Redemption fees	— (c)	—	— (c)	— (c)	— (c)

Net asset value, end of year	$7.18	$7.99	$7.70	$6.39	$11.78

Total Return (b)	–7.14%	8.49%	20.86%	–38.74%	9.25%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,519	$3,614	$3,925	$3,860	$12,103
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	4.66%	5.08%	3.46%	2.24%	1.67%
Net investment income	1.72%	1.80%	2.52%	3.06%	1.58%
Portfolio turnover rate	55%	75%	67%	52%	50%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$8.02	$7.72	$6.41	$11.81	$13.10

Income (loss) from investment operations:
Net investment income (a)	0.11	0.12	0.14	0.26	0.16
Net realized and unrealized gain (loss)	(0.72)	0.49	1.17	(4.73)	0.99

Total from investment operations	(0.61)	0.61	1.31	(4.47)	1.15

Less distributions from:
Net investment income	(0.21)	(0.31)	— (c)	(0.30)	(0.21)
Net realized gains	—	—	—	(0.63)	(2.23)

Total distributions	(0.21)	(0.31)	— (c)	(0.93)	(2.44)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.20	$8.02	$7.72	$6.41	$11.81

Total Return (b)	–7.41%	8.29%	20.49%	–39.00%	8.92%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,463	$3,056	$4,530	$5,853	$13,916
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	5.12%	5.31%	3.62%	2.47%	1.95%
Net investment income	1.43%	1.56%	2.11%	2.67%	1.21%
Portfolio turnover rate	55%	75%	67%	52%	50%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

128  Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$10.63	$9.41	$7.51	$12.92	$12.66

Income (loss) from investment operations:
Net investment income (a)	0.16	0.13	0.20	0.26	0.23
Net realized and unrealized gain (loss)	(1.19)	1.22	1.88	(5.43)	1.36

Total from investment operations	(1.03)	1.35	2.08	(5.17)	1.59

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.18)	(0.22)	(0.25)
Net realized gains	—	—	—	(0.02)	(1.08)

Total distributions	(0.14)	(0.13)	(0.18)	(0.24)	(1.33)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$9.46	$10.63	$9.41	$7.51	$12.92

Total Return (b)	–9.70%	14.43%	27.76%	–39.98%	12.88%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$435,411	$356,098	$311,570	$245,604	$418,584
Ratios to average net assets:
Net expenses	0.88%	0.90%	0.91%	0.90%	0.88%
Gross expenses	0.88%	0.90%	0.91%	0.90%	0.88%
Net investment income	1.53%	1.30%	2.42%	2.48%	1.70%
Portfolio turnover rate	53%	55%	129%	72%	84%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$10.68	$9.43	$7.51	$12.90	$12.64

Income (loss) from investment operations:
Net investment income (a)	0.13	0.09	0.16	0.23	0.17
Net realized and unrealized gain (loss)	(1.20)	1.24	1.90	(5.42)	1.37

Total from investment operations	(1.07)	1.33	2.06	(5.19)	1.54

Less distributions from:
Net investment income	(0.08)	(0.08)	(0.14)	(0.18	(0.20)
Net realized gains	—	—	—	(0.02)	(1.08)

Total distributions	(0.08)	(0.08)	(0.14)	(0.20)	(1.28)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$9.53	$10.68	$9.43	$7.51	$12.90

Total Return (b)	–10.01%	14.09%	27.38%	–40.18%	12.37%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$63,280	$46,051	$19,446	$13,627	$16,342
Ratios to average net assets:
Net expenses	1.16%	1.20%	1.21%	1.24%	1.28%
Gross expenses	1.16%	1.20%	1.21%	1.24%	1.28%
Net investment income	1.26%	0.89%	1.98%	2.23%	1.29%
Portfolio turnover rate	53%	55%	129%	72%	84%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  129

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$8.12	$6.68	$4.80	$10.49	$17.80

Income (loss) from investment operations:
Net investment income (a)	0.13	0.10	0.08	0.15	0.27
Net realized and unrealized gain (loss)	(1.27)	1.45	1.80	(5.19)	(1.20)

Total from investment operations	(1.14)	1.55	1.88	(5.04)	(0.93)

Less distributions from:
Net investment income	(0.14)	(0.11)	—	(0.14)	(0.63)
Net realized gains	—	—	—	(0.51)	(5.75)

Total distributions	(0.14)	(0.11)	—	(0.65)	(6.38)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$6.84	$8.12	$6.68	$4.80	$10.49

Total Return (b)	–14.11%	23.55%	39.17%	–49.84%	–4.61%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$38,879	$47,134	$40,243	$74,640	$129,725
Ratios to average net assets:
Net expenses	1.13%	1.13%	1.17%	0.98%	0.91%
Gross expenses	1.17%	1.21%	1.21%	0.98%	0.91%
Net investment income	1.65%	1.39%	1.55%	1.81%	1.48%
Portfolio turnover rate	28%	41%	51%	61%	59%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$8.14	$6.70	$4.82	$10.51	$17.77

Income (loss) from investment operations:
Net investment income (a)	0.10	0.08	0.07	0.13	0.21
Net realized and unrealized gain (loss)	(1.26)	1.45	1.81	(5.20)	(1.17)

Total from investment operations	(1.16)	1.53	1.88	(5.07)	(0.96)

Less distributions from:
Net investment income	(0.12)	(0.09)	—	(0.11)	(0.55)
Net realized gains	—	—	—	(0.51)	(5.75)

Total distributions	(0.12)	(0.09)	—	(0.62)	(6.30)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$6.86	$8.14	$6.70	$4.82	$10.51

Total Return (b)	–14.36%	23.13%	39.00%	–50.02%	–4.79%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$17,744	$24,984	$27,920	$30,052	$89,779
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.31%	1.20%
Gross expenses	1.46%	1.49%	1.48%	1.31%	1.20%
Net investment income	1.34%	1.09%	1.28%	1.56%	1.17%
Portfolio turnover rate	28%	41%	51%	61%	59%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

130  Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08		12/31/07

Institutional Shares
Net asset value, beginning of year	$21.78	$18.01	$10.88	$23.88		$20.60

Income (loss) from investment operations:
Net investment income (a)	0.49	0.38	0.35	0.61		0.36
Net realized and unrealized gain (loss)	(4.36)	3.71	7.24	(11.78)		6.41

Total from investment operations	(3.87)	4.09	7.59	(11.17)		6.77

Less distributions from:
Net investment income	(0.63)	(0.32)	(0.46)	(0.49)		(0.29)
Net realized gains	(0.48)	—	—	(1.34)		(3.20)

Total distributions	(1.11)	(0.32)	(0.46)	(1.83)		(3.49)

Redemption fees	— (c)	— (c)	— (c)	—	(c)	—	(c)

Net asset value, end of year	$16.80	$21.78	$18.01	$10.88		$23.88

Total Return (b)	–17.75%	22.81%	69.82%	–47.88%		33.05%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,902,557	$14,561,085	$8,497,341	$3,295,983		$5,270,497
Ratios to average net assets:
Net expenses	1.12%	1.14%	1.15%	1.17%		1.20%
Gross expenses	1.12%	1.14%	1.15%	1.17%		1.20%
Net investment income	2.44%	1.96%	2.40%	3.16%		1.51%
Portfolio turnover rate	23%	23%	49%	43%		53%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08		12/31/07

Open Shares
Net asset value, beginning of year	$22.19	$18.28	$11.05	$24.17		$20.82

Income (loss) from investment operations:
Net investment income (a)	0.49	0.34	0.29	0.52		0.29
Net realized and unrealized gain (loss)	(4.50)	3.76	7.35	(11.87)		6.47

Total from investment operations	(4.01)	4.10	7.64	(11.35)		6.76

Less distributions from:
Net investment income	(0.50)	(0.19)	(0.41)	(0.43)		(0.22)
Net realized gains	(0.48)	—	—	(1.34)		(3.20)

Total distributions	(0.98)	(0.19)	(0.41)	(1.77)		(3.42)

Redemption fees	— (c)	— (c)	— (c)	—	(c)	0.01

Net asset value, end of year	$17.20	$22.19	$18.28	$11.05		$24.17

Total Return (b)	–18.02%	22.43%	69.14%	–48.09%		32.71%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,731,646	$4,187,207	$3,478,654	$1,135,042		$1,467,458
Ratios to average net assets:
Net expenses	1.42%	1.49%	1.55%	1.53	%(d)	1.47	%(d)
Gross expenses	1.42%	1.49%	1.55%	1.54%		1.48%
Net investment income	2.18%	1.73%	1.94%	2.72%		1.19%
Portfolio turnover rate	23%	23%	49%	43%		53%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.
(d)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%

The accompanying notes are an integral part of these financial statements.

Annual Report  131

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 9/30/08* to 12/31/08

	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$15.12	$13.18	$6.54	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.06	0.02	0.01	0.01
Net realized and unrealized gain (loss)	(4.00)	3.63	7.09	(3.46)

Total from investment operations	(3.94)	3.65	7.10	(3.45)

Less distributions from:
Net investment income	—	(0.09)	(0.04)	(0.01)
Net realized gains	(0.50)	(1.62)	(0.42)	—

Total distributions	(0.50)	(1.71)	(0.46)	(0.01)

Redemption fees	— (c)	— (c)	— (c)	—

Net asset value, end of period	$10.68	$15.12	$13.18	$6.54

Total Return (b)	–26.15%	28.62%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$160,441	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	1.30%	1.67%	2.81%	11.98%
Net investment income (d)	0.45%	0.15%	0.07%	0.34%
Portfolio turnover rate	68%	112%	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 9/30/08* to 12/31/08

	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$15.16	$13.19	$6.55	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	(3.99)	3.65	7.13	(3.45)

Total from investment operations	(3.98)	3.60	7.05	(3.45)

Less distributions from:
Net investment income	—	(0.01)	— (c)	—
Net realized gains	(0.50)	(1.62)	(0.42)	—

Total distributions	(0.50)	(1.63)	(0.42)	—

Redemption fees	— (c)	— (c)	0.01	—

Net asset value, end of period	$10.68	$15.16	$13.19	$6.55

Total Return (b)	–26.34%	28.13%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,415	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.62%	1.85%	2.54%	28.95%
Net investment income (loss) (d)	0.10%	–0.33%	–0.63%	–0.09%
Portfolio turnover rate	68%	112%	96%	72%

*	Portfolio commenced operations on September 30, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

132  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/11	For the Period 5/28/10* to 12/31/10

Institutional Shares
Net asset value, beginning of period	$12.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	(0.01)
Net realized and unrealized gain (loss)	(2.70)	2.48

Total from investment operations	(2.55)	2.47

Less distributions from:
Net investment income	(0.08)	—
Net realized gains	(0.05)	(0.02)

Total distributions	(0.13)	(0.02)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$9.77	$12.45

Total Return (b)	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$85,091	$54,826
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%
Gross expenses (d)	1.54%	6.24%
Net investment income (loss) (d)	1.34%	–0.16%
Portfolio turnover rate	62%	62%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/11	For the Period 5/28/10* to 12/31/10

Open Shares
Net asset value, beginning of period	$12.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	(0.05)
Net realized and unrealized gain (loss)	(2.68)	2.50

Total from investment operations	(2.57)	2.45

Less distributions from:
Net investment income	(0.05)	—
Net realized gains	(0.05)	(0.02)

Total distributions	(0.10)	(0.02)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$9.76	$12.43

Total Return (b)	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,571	$9,121
Ratios to average net assets:
Net expenses (d)	1.65%	1.65%
Gross expenses (d)	1.92%	6.06%
Net investment income (loss) (d)	0.94%	–0.70%
Portfolio turnover rate	62%	62%

*	Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  133

LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.09
Net realized and unrealized loss	(1.47)

Total from investment operations	(1.38)

Less distributions from:
Net investment income	(0.05)

Total distributions	(0.05)

Redemption fees	— (c)

Net asset value, end of period	$8.57

Total Return (b)	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56,527
Ratios to average net assets:
Net expenses (d)	1.30%
Gross expenses (d)	2.23%
Net investment income (d)	1.34%
Portfolio turnover rate	98%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.07
Net realized and unrealized loss	(1.46)

Total from investment operations	(1.39)
Less distributions from:

Net investment income	(0.02)

Total distributions	(0.02)

Redemption fees	— (c)

Net asset value, end of period	$8.59

Total Return (b)	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$262
Ratios to average net assets:
Net expenses (d)	1.60%
Gross expenses (d)	16.96%
Net investment income (d)	1.00%
Portfolio turnover rate	98%

*	Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

134  Annual Report

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.34
Net realized and unrealized loss	(0.17)

Total from investment operations	0.17

Less distributions from:
Net investment income	(0.40)
Net realized gains	(0.01)

Total distributions	(0.41)

Net asset value, end of period	$9.76

Total Return (b)	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,813
Ratios to average net assets:
Net expenses (c)	1.04%
Gross expenses (c)	1.67%
Net investment income (c)	4.14%
Portfolio turnover rate	108%

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.33
Net realized and unrealized loss	(0.20)

Total from investment operations	0.13

Less distributions from:
Net investment income	(0.35)
Net realized gains	(0.01)

Total distributions	(0.36)

Net asset value, end of period	$9.77

Total Return (b)	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$128
Ratios to average net assets:
Net expenses (c)	1.39%
Gross expenses (c)	16.28%
Net investment income (c)	3.84%
Portfolio turnover rate	108%

*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  135

LAZARD U.S. REALTY INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$9.73

Income from investment operations:
Net investment income (a)	0.16
Net realized and unrealized gain	0.55

Total from investment operations	0.71

Less distributions from:
Net investment income	(0.24)
Net realized gains	(2.74)

Total distributions	(2.98)

Net asset value, end of period	$7.46

Total Return (b)	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,849
Ratios to average net assets:
Net expenses (c)	1.15%
Gross expenses (c)	2.31%
Net investment income (c)	8.26%
Portfolio turnover rate	89%

	For the Period 6/1/11 to 12/31/11	Year Ended		For the Period 7/30/08** to 5/31/09
Selected data for a share of capital
stock outstanding throughout each period		5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$11.34	$10.78	$6.79	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.44	0.32	0.48	0.41
Net realized and unrealized gain (loss)	(1.21)	2.05	4.10	(3.26)

Total from investment operations	(0.77)	2.37	4.58	(2.85)

Less distributions from:
Net investment income	(0.38)	(0.64)	(0.59)	(0.36)
Net realized gains	(2.74)	(1.17)	—	—

Total distributions	(3.12)	(1.81)	(0.59)	(0.36)

Redemption fees	— (d)	— (d)	— (d)	— (d)

Net asset value, end of period	$7.45	$11.34	$10.78	$6.79

Total Return (b)	–4.82%	23.27%	69.50%	–27.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,007	$15,830	$9,864	$3,817
Ratios to average net assets:
Net expenses (c)	1.47%	1.48%	1.48%	1.48%
Gross expenses (c)	3.05%	2.42%	4.20%	19.67%
Net investment income (c)	7.49%	2.81%	5.14%	8.19%
Portfolio turnover rate	89%	77%	116%	71%

*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on July 30, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

136  Annual Report

LAZARD U.S. REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$15.76

Income from investment operations:
Net investment income (a)	0.10
Net realized and unrealized gain	2.91

Total from investment operations	3.01

Less distributions from:
Net investment income	(0.12)
Net realized gains	(3.76)

Total distributions	(3.88)

Net asset value, end of period	$14.89

Total Return (b)	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,525
Ratios to average net assets:
Net expenses (c)	1.20%
Gross expenses (c)	13.07%
Net investment income (c)	2.32%
Portfolio turnover rate	63%

	For the Period 6/1/11 to 12/31/11	Year Ended		For the Period 12/31/08** to 5/31/09
Selected data for a share of capital
stock outstanding throughout each period		5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$19.49	$16.66	$10.76	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	(0.07)	0.05	0.14
Net realized and unrealized gain (loss)	(0.90)	5.17	7.26	0.62

Total from investment operations	(0.76)	5.10	7.31	0.76

Less distributions from:
Net investment income	(0.06)	(0.04)	(0.17)	—
Net realized gains	(3.76)	(2.23)	(1.24)	—

Total distributions	(3.82)	(2.27)	(1.41)	—

Redemption fees	0.01	— (d)	—	—

Net asset value, end of period	$14.92	$19.49	$16.66	$10.76

Total Return (b)	–2.44%	33.01%	70.16%	7.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,138	$4,852	$2,463	$110
Ratios to average net assets:
Net expenses (c)	1.80%	1.93%	2.00%	2.00%
Gross expenses (c)	7.48%	5.66%	17.23%	214.80%
Net investment income (loss) (c)	1.36%	–0.41%	0.32%	3.52%
Portfolio turnover rate	63%	91%	138%	37%

*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  137

LAZARD INTERNATIONAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$13.08

Income from investment operations:
Net investment income (a)	0.03
Net realized and unrealized gain	0.05

Total from investment operations	0.08

Less distributions from:
Net investment income	(0.75)
Net realized gains	(0.23)

Total distributions	(0.98)

Net asset value, end of period	$12.18

Total Return (b)	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,914
Ratios to average net assets:
Net expenses (d)	1.30%
Gross expenses (d)	17.38%
Net investment income (d)	0.83%
Portfolio turnover rate	41%

	For the Period 6/1/11 to 12/31/11	Year Ended		For the Period 12/31/08** to 5/31/09
Selected data for a share of capital
stock outstanding throughout each period		5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$16.98	$14.54	$15.39	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.06	0.16	0.28	0.10
Net realized and unrealized gain (loss)	(3.89)	3.99	1.40	5.29

Total from investment operations	(3.83)	4.15	1.68	5.39

Less distributions from:
Net investment income	(0.75)	(0.55)	(1.51)	—
Net realized gains	(0.23)	(1.16)	(1.05)	—

Total distributions	(0.98)	(1.71)	(2.56)	—

Redemption fees	—	— (c)	0.03	—

Net asset value, end of period	$12.17	$16.98	$14.54	$15.39

Total Return (b)	–22.98%	29.13%	9.65%	53.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$667	$1,716	$1,427	$424
Ratios to average net assets:
Net expenses (d)	1.84%	1.96%	2.00%	2.00%
Gross expenses (d)	16.46%	14.35%	25.27%	116.23%
Net investment income (d)	0.66%	0.98%	1.71%	1.90%
Portfolio turnover rate	41%	54%	81%	5%

*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

138  Annual Report

LAZARD U.S. HIGH YIELD PORTFOLIO

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of year	$4.88	$4.70	$3.78	$5.15	$5.36

Income (loss) from investment operations:
Net investment income (a)	0.35	0.35	0.34	0.38	0.40
Net realized and unrealized gain (loss)	(0.10)	0.18	0.92	(1.37)	(0.21)

Total from investment operations	0.25	0.53	1.26	(0.99)	0.19

Less distributions from:
Net investment income	(0.35)	(0.35)	(0.34)	(0.38)	(0.40)

Total distributions	(0.35)	(0.35)	(0.34)	(0.38)	(0.40)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$4.78	$4.88	$4.70	$3.78	$5.15

Total Return (b)	5.17%	11.78%	34.66%	–20.24%	3.63%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$151,278	$112,427	$87,568	$34,262	$56,278
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.73%	0.80%	0.89%	1.00%	0.90%
Net investment income	7.13%	7.38%	7.96%	8.10%	7.56%
Portfolio turnover rate	27%	25%	17%	33%	20%

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of year	$4.90	$4.73	$3.79	$5.17	$5.37

Income (loss) from investment operations:
Net investment income (a)	0.33	0.34	0.33	0.37	0.39
Net realized and unrealized gain (loss)	(0.10)	0.17	0.94	(1.38)	(0.21)

Total from investment operations	0.23	0.51	1.27	(1.01)	0.18

Less distributions from:
Net investment income	(0.33)	(0.34)	(0.33)	(0.37)	(0.39)

Total distributions	(0.33)	(0.34)	(0.33)	(0.37)	(0.39)

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.01

Net asset value, end of year	$4.80	$4.90	$4.73	$3.79	$5.17

Total Return (b)	4.89%	11.19%	34.40%	–20.35%	3.53%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$11,602	$26,266	$6,126	$5,220	$1,776
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.08%	1.13%	1.21%	1.74%	2.14%
Net investment income	6.72%	7.05%	7.74%	7.89%	7.24%
Portfolio turnover rate	27%	25%	17%	33%	20%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  139

LAZARD U.S. MUNICIPAL PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.17
Net realized and unrealized gain	0.27

Total from investment operations	0.44

Less distributions from:
Net investment income	(0.17)
Net realized gains	(0.04)

Total distributions	(0.21)

Redemption fees	— (c)

Net asset value, end of period	$10.23

Total Return (b)	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,594
Ratios to average net assets:
Net expenses (d)	0.40%
Gross expenses (d)	3.09%
Net investment income (d)	1.97%
Portfolio turnover rate	60%

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.14
Net realized and unrealized gain	0.28

Total from investment operations	0.42

Less distributions from:
Net investment income	(0.15)
Net realized gains	(0.04)

Total distributions	(0.19)

Net asset value, end of period	$10.23

Total Return (b)	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103
Ratios to average net assets:
Net expenses (d)	0.70%
Gross expenses (d)	18.49%
Net investment income (d)	1.69%
Portfolio turnover rate	60%

*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

140  Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

	Year Ended			For the Period 3/26/08* to 12/31/08
Selected data for a share of capital stock outstanding throughout each period
	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$9.96	$8.80	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.12	0.14	0.21
Net realized and unrealized gain (loss)	(0.45)	1.16	1.42	(2.59)

Total from investment operations	(0.33)	1.28	1.56	(2.38)

Less distributions from:
Net investment income	(0.13)	(0.12)	(0.12)	(0.26)
Net realized gains	(0.24)	—	—	—

Total distributions	(0.37)	(0.12)	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.26	$9.96	$8.80	$7.36

Total Return (b)	–3.28%	14.58%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,832	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%	1.02%
Gross expenses (d)	1.13%	1.13%	1.16%	1.27%
Net investment income (d)	1.25%	1.36%	1.72%	3.01%
Portfolio turnover rate	155%	117%	113%	94%

	Year Ended			For the Period 3/31/08* to 12/31/08
Selected data for a share of capital stock outstanding throughout each period
	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$9.97	$8.80	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.08	0.06	0.12	0.30
Net realized and unrealized gain (loss)	(0.45)	1.20	1.41	(2.64)

Total from investment operations	(0.37)	1.26	1.53	(2.34)

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.10)	(0.24)
Net realized gains	(0.24)	—	—	—

Total distributions	(0.34)	(0.09)	(0.10)	(0.24)

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.26	$9.97	$8.80	$7.37

Total Return (b)	–3.72%	14.35%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,111	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%	1.32%
Gross expenses (d)	1.57%	1.52%	1.44%	1.93%
Net investment income (d)	0.77%	0.66%	1.44%	4.68%
Portfolio turnover rate	155%	117%	113%	94%

*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  141

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2011

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twenty active no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio (commenced investment operations on March 31, 2011), Lazard Emerging Markets Debt Portfolio (commenced investment operations on February 28, 2011), Lazard U.S. Realty Income Portfolio (from June 1, 2011), Lazard U.S. Realty Equity Portfolio (from June 1, 2011), Lazard International Realty Equity Portfolio (from June 1, 2011), Lazard U.S. High Yield Portfolio, Lazard U.S. Municipal Portfolio (commenced investment operations on February 28, 2011) and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios - Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios, other than the Emerging Markets Debt Portfolio, U.S. Realty Equity Portfolio and International Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act.

Pursuant to an Agreement and Plan of Reorganization dated as of June 29, 2011 (the “Plan”), between Trust for Professional Managers, on behalf of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund and Grubb & Ellis AGA International Realty Fund (collectively, the “G&E Portfolios”), and the Fund, on behalf of Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio and Lazard International Realty Equity Portfolio (collectively, the “Realty Portfolios”), the Fund acquired, in a tax-free reorganization, the assets and liabilities of the G&E Portfolios. The effective date of the reorganization, at which time the respective G&E Portfolios became known as the Open Share class of the respective Realty Portfolios, was the close of business on September 23, 2011. The Institutional Share class for each Realty Portfolio, which was not part of the Plan, commenced on September 26, 2011. The accompanying financial statements reflected the Realty Portfolio’s operations from June 1, 2011 (beginning of their current fiscal year) through December 31, 2011.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments— Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Swap agreements on equity assets are valued at the equity basket price as of the close of regular trading on the NYSE on each valuation date. Other swap agreements, such as credit default and interest rate swap agreements are valued by an independent pricing vendor using its own proprietary database to provide valuations. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quota-

142  Annual Report

tions. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended December 31, 2011, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, U.S. High Yield Portfolio, and U.S. Municipal Portfolio traded in fixed income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in

Annual Report  143

exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year or period ended December 31, 2011, transactions in options purchased and written were as follows:

Emerging Markets Multi-Strategy Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of the period	—	$—
Options purchased	942,450	197,126
Options sold	(681,500)	(19,947)
Options exercised	(184,150)	(35,465)
Options expired	(50,100)	(76,695)

Options outstanding at end of period	26,700	$65,019

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of the period	—	$—
Options written	131,670	125,048
Options repurchased	(53,420)	(40,304)
Options exercised	(20,600)	(22,522)
Options expired	(34,650)	(39,764)

Options outstanding at end of period	23,000	$22,458

Emerging Markets Debt Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of the period	—	$—
Options purchased	3,824,950	646,055
Options sold	(2,759,000)	(91,232)
Options exercised	(850,800)	(126,690)
Options expired	(117,350)	(184,052)

Options outstanding at end of period	97,800	$244,081

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of the period	—	$—
Options written	396,190	374,863
Options repurchased	(180,500)	(126,649)
Options exercised	(48,570)	(52,274)
Options expired	(93,120)	(123,305)

Options outstanding at end of period	74,000	$72,635

144  Annual Report

U.S. Realty Income Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of the period	—	$—
Options purchased	180	76,680
Options sold	(180)	(76,680)

Options outstanding at end of period	—	$—

U.S. Realty Equity Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of the period	—	$—
Options purchased	20	9,520
Options sold	(20)	(9,520)

Options outstanding at end of period	—	$—

Capital Allocator Opportunistic Strategies Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of the year	4,200	$2,430,701
Options purchased	14,534	9,035,727
Options sold	(11,650)	(7,148,973)

Options outstanding at end of year	7,084	$4,317,455

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of the year	—	$—
Options written	800	79,398
Options expired	(800)	(79,398)

Options outstanding at end of year	—	$—

None of the other Portfolios in the Fund traded in options during the year ended December 31, 2011.

(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are marked to market daily based upon the values received from third party vendors or quotations from market makers, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

Annual Report  145

For the period ended December 31, 2011, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2011, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Value	$572,109	$1,691,984
U.S. Strategic Equity	4,080,017	14,362,392
U.S. Mid Cap Equity	28,014,052	40,427,588
International Equity	1,140,249	30,343,230
International Equity Select	530,749	2,653,216
International Strategic Equity	15,180,835	60,710,573
International Small Cap Equity	26,319,540	50,821,243
U.S. High Yield	1,590,717	5,346,242

Portfolio		Expiring 2018

International Equity		$5,103,235
International Equity Select		1,173,332
International Small Cap Equity		4,306,477
U.S. High Yield		378,664

Portfolio	Unlimited Short-Term Capital Losses	Unlimited Long-Term Capital Losses

Emerging Markets Equity Blend	$94,103	$174,675
Emerging Markets Multi-Strategy	365,947	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2011 and December 31, 2011 as follows:

Portfolio	Amount

U.S. Small-Mid Cap Equity	$2,807,165
International Equity Select	3,652
Emerging Markets Equity	11,328,173
Developing Markets Equity	5,213,577
Emerging Markets Equity Blend	1,092,258
Emerging Markets Multi-Strategy	501,303
Emerging Markets Debt	729,354
International Realty Equity	91,345
U.S. Municipal	83,574
Capital Allocator Opportunistic Strategies	824,195

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss car-ryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Portfolios’ 2011 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Emerging Markets Debt, U.S. High Yield and U.S. Municipal Portfolios and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

146  Annual Report

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2011	2010	2011	2010

U.S. Equity Value Institutional	$198,163	$126,683	$—	$—
Open	4,595	2,060	—	—
U.S. Strategic Equity Institutional	576,867	724,232	—	—
Open	58,180	77,713	—	—
U.S. Mid Cap Equity Institutional	289,121	1,096,389	—	—
Open	10,886	483,080	—	—
U.S. Small-Mid Cap Equity Institutional	8,904,379	716,032	7,821,680	—
Open	993,743	—	872,912	—
Global Listed Infrastructure Institutional	2,996,156	3,441,907	2,473,074	—
Open	70,156	2,631	57,908	—
International Equity Institutional	2,126,498	3,382,382	—	—
Open	635,263	478,939	—	—
International Equity Select Institutional	107,555	103,546	—	—
Open	74,627	130,875	—	—
International Strategic Equity Institutional	5,917,381	4,610,208	—	—
Open	521,056	293,349	—	—
International Small Cap Equity Institutional	782,430	672,354	—	—
Open	325,694	321,023	—	—

	Ordinary Income		Long-Term Capital Gain

Portfolio	2011	2010	2011	2010

Emerging Markets Equity Institutional	$339,762,093	$208,037,965	$321,878,689	$—
Open	92,979,579	34,958,144	88,085,591	—
Developing Markets Equity Institutional	4,472,235	5,688,374	1,768,253	684,404
Open	2,551,532	6,938,315	1,008,837	1,039,010
Emerging Markets Equity Blend Institutional	1,130,956	70,487	—	—
Open	180,551	11,530	—	—
Emerging Markets
Multi-Strategy Institutional	334,780	—	—	—
Open	695	—	—	—
Emerging Markets Debt Institutional	2,175,652	—	—	—
Open	5,728	—	—	—
U.S Realty Income Institutional	451,179	—	635,068	—
Open	290,713	394,067	409,201	—
U.S. Realty Equity Institutional	75,467	—	110,780	—
Open	169,915	—	249,426	—
International Realty Equity Institutional	39,349	—	15,303	—
Open	30,500	—	11,862	—
U.S. High Yield Institutional	9,192,387	6,590,797	—	—
Open	1,376,010	1,446,983	—	—
U.S. Municipal Institutional	2,672	—	48,175	—
Open	26	—	463	—
Capital Allocator Opportunistic Strategies Institutional	2,893,565	2,908,206	7,276,834	—
Open	80,197	65,569	201,681	—

Annual Report  147

As of December 31, 2011, the components of distributable earnings, on a tax basis, not disclosed elsewhere, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation Including Foreign Currency	Other Temporary Differences

U.S. Equity Value	$101	$—	$119,753	$15,231
U.S. Strategic Equity	954,274	—	8,075,995	—
U.S. Mid Cap Equity	54,669	—	126,548	—
U.S. Small-Mid Cap Equity	—	—	(2,116,114)	—
Global Listed Infrastructure	1,901,152	—	(14,462,725)	2
International Equity	2,238,792	—	2,568,548	—
International Equity Select	99,807	—	(200,106)	—
International Strategic Equity	1,389,997	—	3,256,315	15,573
International Small Cap Equity	916,152	—	2,484,938	—
Emerging Markets Equity	—	—	(578,627,146)	—
Developing Markets Equity	—	—	(61,226,987)	34,119
Emerging Markets Equity Blend	67,200	—	(22,125,297)	32,590
Emerging Markets Multi-Strategy	—	—	(4,958,989)	29,689
Emerging Markets Debt	—	—	(794,746)	113,030
U.S. Realty Income	—	—	1,173,597	3
U.S. Realty Equity	—	582	74,231	—
International Realty Equity	—	—	(253,411)	—
U.S. High Yield	—	—	887,509	128,289
U.S. Municipal*	—	—	330,476	37,109
Capital Allocator Opportunistic Strategies	—	—	(12,216,394)	1,221,735

*	U.S. Municipal Portfolio had $172,460 in tax exempt distributions and $36,808 of undistributed tax exempt income.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year or period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value	0.70%
U.S. Strategic Equity	0.70
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
Global Listed Infrastructure	0.90
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75

148  Annual Report

Portfolio	Annual Rate

International Small Cap Equity	0.75
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.05
Emerging Markets Multi-Strategy	1.00
Emerging Markets Debt	0.80
U.S. Realty Income*	0.75
U.S. Realty Equity*	0.80
International Realty Equity*	0.90
U.S. High Yield	0.55
U.S. Municipal	0.25
Capital Allocator Opportunistic Strategies	1.00

*	From June 1, 2011 to September 25, 2011, the annual rate was 1.00%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	0.75%	1.05%
U.S. Strategic Equity	0.75	1.05
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity	1.15	1.45
Global Listed Infrastructure	1.30	1.60
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.35	1.65
Emerging Markets Multi-Strategy	1.30	1.60
Emerging Markets Debt*	1.00	1.30
U.S. Realty Income	1.15	1.45	**
U.S. Realty Equity	1.20	1.50	**
International Realty Equity	1.30	1.60	**
U.S. High Yield	0.55	0.85
U.S. Municipal	0.40	0.70
Capital Allocator Opportunistic Strategies	1.02	1.32

*	Effective September 19, 2011, the Investment Manager voluntarily agreed to lower the expense cap from 1.10% to 1.00% and 1.40% to 1.30% for Institutional Shares and Open Shares, respectively.

**

From June 1, 2011 to September 25, 2011, the expense caps were 1.48%, 1.90% and 1.95% for U.S. Realty Income Portfolio, U.S. Realty Equity Portfolio and International Realty Equity Portfolio, respectively.

During the year or period ended December 31, 2011, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares

Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

U.S. Equity Value	$88,109	$84,582	$2,234	$14,639
U.S. Strategic Equity	163,370	—	30,393	—
Global Listed Infrastructure	—	—	3,000	—
International Equity Select	32,194	100,748	23,810	78,924
International Small Cap Equity	18,875	—	6,521	—
Developing Markets Equity	5,408	—	14,922	—
Emerging Markets Equity Blend	162,886	—	43,178	—
Emerging Markets Multi-Strategy	288,518	—	741	4,556
Emerging Markets Debt	221,001	—	779	7,561
U.S. Realty Income*	27,476	10,136	48,813	31,047
U.S. Realty Equity*	2,615	29,569	15,412	66,125
International Realty Equity*	3,705	41,867	6,818	79,461
U.S. High Yield	239,235	—	45,761	—
U.S. Municipal	21,986	193,542	212	8,538
Capital Allocator Opportunistic Strategies	267,173	—	17,078	—

* Includes waiver and reimbursement by previous manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following portfolios until each respective Portfolio’s net assets reach $25 million. During the year or period ended December 31, 2011, State Street waived its fees as follows:

Portfolio	Amount

U.S. Equity Value	$18,750
Emerging Markets Multi-Strategy	1,563
Emerging Markets Debt	9,375
U.S. Realty Income	3,125
U.S. Realty Equity	4,688
International Realty Equity	4,688
U.S. Municipal	15,625

Annual Report  149

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the year or period ended December 31, 2011, BFDS waived its fees as follows:

Portfolio	Amount

Emerging Markets Multi-Strategy	$11,966
Emerging Markets Debt	12,183
U.S. Realty Income	4,254
U.S. Realty Equity	5,955
International Realty Equity	6,060
U.S. Municipal	11,954

4. Directors’ Compensation
 Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000 ($100,000 effective January 1, 2012), (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates
 Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2011 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$6,868,096	$8,293,565
U.S. Strategic Equity	36,037,604	20,022,235
U.S. Mid Cap Equity	142,733,736	180,363,521
U.S. Small-Mid Cap Equity	239,216,255	292,269,716
Global Listed Infrastructure	239,018,679	235,134,117
International Equity	45,503,333	87,265,738
International Equity Select	4,427,387	3,620,685
International Strategic Equity	357,006,455	227,243,610
International Small Cap Equity	18,218,085	24,815,609
Emerging Markets Equity	3,775,172,223	4,682,244,733
Developing Markets Equity	282,506,014	153,139,385
Emerging Markets Equity Blend	128,523,547	59,927,101
Emerging Markets Multi-Strategy	83,337,611	34,034,484
Emerging Markets Debt	141,279,881	44,696,097
U.S. Realty Income	23,562,546	13,849,585
U.S. Realty Equity	2,155,256	3,828,168
International Realty Equity	2,164,110	799,884
U.S. High Yield	67,062,133	39,558,478
U.S. Municipal	17,490,498	6,248,489
Capital Allocator Opportunistic Strategies	363,705,453	342,889,253

For the year or period ended December 31, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit
 The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposi-

150  Annual Report

tion of securities. Interest on borrowings was payable at the Federal Funds rate plus 1.25% from January 1, 2011 to July 17, 2011 and at the Overnight rate plus 1.00% from July 18, 2011 to December 31, 2011, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee from January 1, 2011 to July 17, 2011 and a 0.10% per annum fee from July 18, 2011 to December 31, 2011 on the unused portion of the commitment, payable quarterly in arrears. During the year or period ended December 31, 2011, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Equity Value	$850,000	$850,000	1.14%	1
U.S. Strategic Equity	4,600,000	8,400,000	1.40	2
U.S. Mid Cap Equity	2,187,500	14,500,000	1.32	20
U.S. Small-Mid Cap Equity	1,500,000	1,500,000	1.36	2
Global Listed Infrastructure	1,244,000	1,900,000	1.15	5
International Equity	1,761,538	2,600,000	1.25	13
International Equity Select	128,000	140,000	1.43	5
International Small Cap Equity	394,444	950,000	1.20	9
Emerging Markets Equity	29,165,556	48,730,000	1.15	9
Developing Markets Equity	1,200,000	1,600,000	1.23	6
Emerging Markets Equity Blend	3,987,500	5,700,000	1.15	8
U.S. Realty Equity	65,973	107,000	1.15	22
International Realty Equity	19,167	140,000	1.15	12
U.S. High Yield	4,068,750	13,400,000	1.15	16

* For days borrowings were outstanding.

7. Foreign Securities Investment Risks
 Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations
 The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements
 Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  151

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011

U.S. Equity Value Portfolio
Common Stocks	$11,121,680	$—	$—	$11,121,680
Short-Term Investment	—	359,795	—	359,795

Total	$11,121,680	$359,795	$—	$11,481,475

U.S. Strategic Equity Portfolio
Common Stocks	$70,752,627	$—	$—	$70,752,627
Preferred Stock	—	—	823,560	823,560
Short-Term Investment	—	1,094,289	—	1,094,289

Total	$70,752,627	$1,094,289	$823,560	$72,670,476

U.S. Mid Cap Equity Portfolio
Common Stocks	$139,405,220	$—	$—	$139,405,220
Preferred Stock	—	—	2,374,420	2,374,420
Short-Term Investment	—	4,641,830	—	4,641,830

Total	$139,405,220	$4,641,830	$2,374,420	$146,421,470

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$182,331,034	$—	$—	$182,331,034
Preferred Stock	—	—	822,471	822,471
Repurchase Agreement	—	3,817,000	—	3,817,000

Total	$182,331,034	$3,817,000	$822,471	$186,970,505

Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$107,233,828	$—	$—	$107,233,828
Short-Term Investment	—	5,410	—	5,410
Other Financial Instruments* Forward Currency Contracts	—	1,692,107	—	1,692,107

Total	$107,233,828	$1,697,517	$—	$108,931,345

Liabilities:
Other Financial Instruments* Forward Currency Contracts	$—	$(182,599)	$—	$(182,599)

International Equity Portfolio
Common Stocks	$99,628,562	$1,503,668	$—	$101,132,230
Repurchase Agreement	—	2,263,000	—	2,263,000

Total	$99,628,562	$3,766,668	$—	$103,395,230

International Equity Select Portfolio
Common Stocks	$6,655,486	$131,017	$—	$6,786,503
Short-Term Investment	—	109,274	—	109,274

Total	$6,655,486	$240,291	$—	$6,895,777

International Strategic Equity Portfolio
Common Stocks	$460,434,881	$6,951,141	$—	$467,386,022
Preferred Stock	6,954,866	—	—	6,954,866
Short-Term Investment	—	18,014,350	—	18,014,350

Total	$467,389,747	$24,965,491	$—	$492,355,238

International Small Cap Equity Portfolio
Common Stocks	$53,571,499	$—	$—	$53,571,499
Preferred Stock	622,081	—	—	622,081
Short-Term Investment	—	2,413,988	—	2,413,988

Total	$54,193,580	$2,413,988	$—	$56,607,568

152  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011

Emerging Markets Equity Portfolio
Common Stocks	$12,731,037,884	$462,020,197	$—	$13,193,058,081
Preferred Stocks	361,945,628	—	—	361,945,628
Short-Term Investment	—	2,812	—	2,812

Total	$13,092,983,512	$462,023,009	$—	$13,555,006,521

Developing Markets Equity Portfolio
Common Stocks	$196,530,364	$9,295,379	$—	$205,825,743
Preferred Stock	14,420,993	—	—	14,420,993
Short-Term Investment	—	3,060,182	—	3,060,182

Total	$210,951,357	$12,355,561	$—	$223,306,918

Emerging Markets Equity Blend Portfolio
Common Stocks	$95,696,117	$1,649,474	$—	$97,345,591
Preferred Stock	5,998,408	—	—	5,998,408
Short-Term Investment	—	5,625,563	—	5,625,563

Total	$101,694,525	$7,275,037	$—	$108,969,562

Emerging Markets Multi-Strategy Portfolio
Assets:
Common Stocks	$27,619,434	$469,181	$—	$28,088,615
Corporate Bonds	—	2,843,505	—	2,843,505
Foreign Government Obligations	—	10,112,629	—	10,112,629
Preferred Stock	1,720,175	—	—	1,720,175
Quasi Bonds	—	629,140	—	629,140
Supranationals	—	202,129	—	202,129
Short-Term Investment	—	12,413,482	—	12,413,482
Other Financial Instruments*
Purchased Options	—	10,362	—	10,362
Credit Default Swap Agreements	—	1,397	—	1,397
Interest Rate Swap Agreements	—	11,539	—	11,539
Forward Currency Contracts	—	224,299	—	224,299

Total	$29,339,609	$26,917,663	$—	$56,257,272

Liabilities:
Other Financial Instruments*
Written Options	$—	$(1,470)	$—	$(1,470)
Credit Default Swap Agreements	—	(1,437)	—	(1,437)
Interest Rate Swap Agreements	—	(2,191)	—	(2,191)
Forward Currency Contracts	—	(213,829)	—	(213,829)

Total	$—	$(218,927)	$—	$(218,927)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$8,371,368	$—	$8,371,368
Foreign Government Obligations	—	79,249,464	—	79,249,464
Quasi Bonds	—	7,671,834	—	7,671,834
Supranationals	—	241,984	—	241,984
Short-Term Investments	—	9,595,503	—	9,595,503
Other Financial Instruments*
Purchased Options	—	41,799	—	41,799
Credit Default Swap Agreements	—	15,984	—	15,984
Forward Currency Contracts	—	39,116	—	39,116

Total	$—	$105,227,052	$—	$105,227,052

Annual Report  153

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011

Emerging Markets Debt Portfolio (continued)
Liabilities:
Other Financial Instruments*
Written Options	$—	$(4,860)	$—	$(4,860)
Forward Currency Contracts	—	(137,718)	—	(137,718)

Total	$—	$(142,578)	$—	$(142,578)

U.S. Realty Income Portfolio
Closed-End Management Investment Company	$228,660	$—	$—	$228,660
Common Stocks	1,622,851	—	—	1,622,851
Preferred Stocks	9,832,017	—	—	9,832,017
Real Estate Investment Trusts	11,816,136	—	—	11,816,136
Corporate Bond	—	623,333	—	623,333
Short-Term Investment	—	903,910	—	903,910

Total	$23,499,664	$1,527,243	$—	$25,026,907

U.S. Realty Equity Portfolio
Common Stocks	$301,590	$—	$—	$301,590
Real Estate Investment Trusts	2,311,063	—	—	2,311,063
Short-Term Investment	—	38,983	—	38,983

Total	$2,612,653	$38,983	$—	$2,651,636

International Realty Equity Portfolio
Common Stocks	$1,927,650	$—	$—	$1,927,650
Real Estate Investment Trusts	661,259	—	—	661,259

Total	$2,588,909	$—	$—	$2,588,909

U.S. High Yield Portfolio
Corporate Bonds	$—	$156,124,041	$—	$156,124,041
Short-Term Investment	—	4,487,970	—	4,487,970

Total	$—	$160,612,011	$—	$160,612,011

U.S. Municipal Portfolio
Municipal Bonds	$—	$11,467,073	$—	$11,467,073
Short-Term Investment	—	66,040	—	66,040

Total	$—	$11,533,113	$—	$11,533,113

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$212,775,394	$—	$—	$212,775,394
Closed-End Management Investment Companies	19,457,465	—	—	19,457,465
Short-Term Investment	—	28,815,867	—	28,815,867
Other Financial Instruments*
Purchased Option	7,084	—	—	7,084
Total Return Swap Agreements	—	1,189,448	—	1,189,448
Forward Currency Contracts	—	324,402	—	324,402

Total	$232,239,943	$30,329,717	$—	$262,569,660

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(156,828)	$—	$(156,828)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

154  Annual Report

The common stocks included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed income securities included in Level 2 were valued based on the last bid price for those securities. The forward currency contracts included in Level 2 were valued based on forward exchange rates as provided by quotation services. The options included in Level 2 were valued based on values provided by an independent pricing vendor model, designed to produce prices that very closely reflect those quoted by global interbank brokers. The swap agreements included in Level 2 were valued based, for equity swap agreements, on the value of the underlying assets in the equity basket adjusted for any accrued interest income or expense and, for fixed income-based swap agreements, on the valuations provided by an independent pricing vendor. The preferred stock included in Level 3 was valued by reference to comparable entities and evaluation of fundamental data relating to the issuer. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the Global Listed Infrastructure, International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity, Emerging Market Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi-Strategy and International Realty Equity Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into or out of Levels 1, 2, or 3 during the year or period ended December 31, 2011.

For further information regarding security characteristics see the Portfolios of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2011

U.S. Strategic Equity
Preferred Stock	$453,501	$—	$—	$370,059	$—	$—	$—	$—	$823,560	$370,059

U.S. Mid Cap Equity
Preferred Stock	$1,307,499	$—	$—	$1,066,921	$—	$—	$—	$—	$2,374,420	$1,066,921

U.S. Small-Mid Cap Equity
Preferred Stock	$452,901	$—	$—	$369,570	$—	$—	$—	$—	$822,471	$369,570

U.S. High Yield*
Warrant	$5	$—	$(30,494)	$(3,858)	$—	$34,347	$—	$—	$—	$—

* U.S. High Yield Portfolio held other Level 3 securities as of December 31, 2011 that have been excluded from this table as they have no market value.

Annual Report  155

10. Derivative Instruments
 Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio
 During the year ended December 31, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $749,303,965 and $766,161,569, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,692,107

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(182,599)

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(4,997,744)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$4,025,141

Emerging Markets Multi-Strategy Portfolio
 During the period ended December 31, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $103,275,181 and $101,800,608, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$224,299

Gross unrealized depreciation on purchased options	$(54,657)

Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$1,397

Interest Rate Risk:
Gross unrealized appreciation on interest rate swap agreements	$11,539

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(213,829)

Gross unrealized appreciation on written options	$20,988

Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$(1,437)

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$(2,191)

The effect of derivative instruments on its Statement of Operations for the period ended December 31, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized gain on credit default swap agreements	$(65,685)

Interest Rate Risk:
Net realized gain on interest rate swap agreements	$(158,078)

Net realized gain on options	$2,520

Foreign Exchange Risk
Net realized loss on forward currency contracts	$(204,059)

Net realized gain on options	$9,522

156  Annual Report

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(40)

Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$9,348

Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$10,470

Net change in unrealized depreciation on options	$(33,669)

Emerging Markets Debt Portfolio
 During the period ended December 31, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $96,191,475 and $89,007,977, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$39,116

Gross unrealized depreciation on purchased options	$(202,282)

Credit Risk:
Gross unrealized appreciation on credit default swap agreement	$15,984

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(137,718)

Gross unrealized appreciation on written options	$67,775

The effect of derivative instruments on its Statement of Operations for the period ended December 31, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(91,308)

Net realized gain on options	$117,221

Credit Risk:
Net realized gain on credit default swap agreement	$35,501

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(98,602)

Net change in unrealized depreciation on options	$(134,507)

Credit Risk:
Net change in unrealized appreciation on credit default swap agreement	$15,984

Capital Allocator Opportunistic Strategies Portfolio
 During the year ended December 31, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $39,683,862 and $85,755,471, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$324,402

Equity Risk:
Gross unrealized appreciation on total return swap agreements	$1,189,448

Gross unrealized depreciation on purchased option	$(4,310,371)

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(156,828)

Annual Report  157

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(822,378)

Equity Risk:
Net realized gain on options	$1,303,732

Net realized loss on total return swap agreements	$(2,093,341)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(23,500)

Equity Risk:
Net change in unrealized depreciation on options	$(4,756,670)

Net change in unrealized appreciation on total return swap agreements	$1,101,438

None of the other Portfolios in the Fund traded in derivatives during the year or period ended December 31, 2011.

See Notes 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

11. Accounting Pronouncement
 In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards.” The ASU 2011-04 changes certain fair value measurement principles and disclosure requirements.

The ASU 2011-04 is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events
 Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that would require disclosure.

158  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 (212) 840-3456 www.anchin.com

To The Board of Directors and Shareholders of
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (the “Fund”, comprised of Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio (commenced operations on May 28, 2010), Lazard Emerging Markets Multi-Strategy Portfolio (commenced operations on March 31, 2011), Lazard Emerging Markets Debt Portfolio (commenced operations on February 28, 2011), Lazard U.S. Realty Income Portfolio (from June 1, 2011), Lazard U.S. Realty Equity Portfolio (from June 1, 2011), Lazard International Realty Equity Portfolio (from June 1, 2011), Lazard U.S. High Yield Portfolio, Lazard U.S. Municipal Portfolio (commenced operations on February 28, 2011) and Lazard Capital Allocator Opportunistic Strategies Portfolio) as of December 31, 2011 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or for the period from the dates noted above to December 31, 2011, and the financial highlights for each of the periods presented, except for Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio and Lazard International Realty Equity Portfolio (collectively the “Realty Portfolios”) for which our audit is for the period from June 1, 2011 to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Realty Portfolios for each of the comparative periods reported through May 31, 2011 were audited by other independent registered public accountants whose report thereon, dated July 27, 2011, expressed an unqualified opinion on them.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, excluding the comparative financial statements and financial highlights for the Realty Portfolios for the periods through May 31, 2011, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2011, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or from the dates noted in the first paragraph above to December 31, 2011, and the financial highlights for the periods noted in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 29, 2012

Annual Report  159

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address (1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors (3):

Kenneth S. Davidson (66)(4)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 - present) Aquiline Holdings LLC, an investment manager, Partner (2006 - present)

Nancy A. Eckl (49)	Director (April 2007)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Lester Z. Lieberman (81)	Director (October 1991)	Private Investor

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (67)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present) O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Directors (5):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (currently comprised of 26 active investment portfolios). Each Director serves for an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

(5)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

160  Annual Report

Name (Age) Address (1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers (3):

Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009, previously Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  161

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

Lazard Emerging Markets Multi-Strategy Portfolio

At the meeting of the Fund’s Board held on February 10, 2011, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Emerging Markets Multi-Strategy Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the November 17-18, 2010 meeting (the “November Meeting”) for the existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 20 active portfolios comprised approximately $22.5 billion of the $140.6 billion of total assets under the management of the Investment Manager and its global affiliates as of December 31, 2010); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Investment Manager’s representatives confirmed that there had been no material changes to the information provided to the Board in connection with the November Meeting. The Board received a presentation on the Emerging Markets Multi-Strategy Portfolio from members of the Emerging Markets Multi-Strategy Portfolio’s anticipated management team, including the strategies to be employed for the Emerging Markets Multi-Strategy Portfolio and the Emerging Markets Multi-Strategy Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Emerging Markets Multi-Strategy Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $22.5 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, noting the limitations of the two comparison groups chosen by Lipper (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Emerging Markets Multi-Strategy Portfolio and the comparisons provided by

162  Annual Report

Lipper, which compared contractual management fees and expense ratios for the Emerging Markets Multi-Strategy Portfolio to the Groups, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the rankings used therein did not include fixed dollar amounts paid to administrators (which, for the Emerging Markets Multi-Strategy Portfolio, would be paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees were not material to the Emerging Markets Multi-Strategy Portfolio’s expense ratios, but could affect rankings if included in Lip-per’s analysis. The proposed management fee for the Emerging Markets Multi-Strategy Portfolio Institutional Shares and Open Shares was lower than the Group medians, and the expense ratios for the Emerging Markets Multi-Strategy Portfolio Institutional Shares and Open Shares were within the range of those of the funds in the Groups. Representatives of the Investment Manager discussed differences between the Emerging Markets Multi-Strategy Portfolio’s strategy and the funds in the comparison Groups. There were no separately managed accounts or other clients of the Investment Manager with similar investment objectives, policies and strategies (“Similar Accounts”) for the Emerging Markets Multi-Strategy Portfolio.

Performance. Since there were no Similar Accounts, there was no relevant performance to review for the Emerging Markets Multi-Strategy Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the Emerging Markets Multi-Strategy Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Emerging Markets Multi-Strategy Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the Emerging Markets Multi-Strategy Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Emerging Markets Multi-Strategy Portfolio and the extent to which economies of scale would be realized as the Emerging Markets Multi-Strategy Portfolio grows and whether fee levels would reflect such economies of scale, if any. It was not expected that the Investment Manager would realize any current profits on the Emerging Markets Multi-Strategy Portfolio until assets grew, and the Investment Manager had agreed to waive its fees and/or reimburse the Emerging Markets Multi-Strategy Portfolio until at least April 30, 2012 to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates was expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Emerging Markets Multi-Strategy Portfolio. The Investment Manager’s representatives referred to information previously provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager would support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and the Emerging Markets Multi-Strategy Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Emerging Markets Multi-Strategy Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Emerging Markets Multi-Strategy Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a $140.6 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Emerging Markets Multi-Strategy Portfolio.

•	The Board concluded that the Emerging Markets Multi-Strategy Portfolio’s fee to be paid to the Investment Man-

Annual Report  163

ager was reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the Emerging Markets Multi-Strategy Portfolio increase. The Board determined they would seek to have the Investment Manager share any material economies of scale with the Emerging Markets Multi-Strategy Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Emerging Markets Multi-Strategy Portfolio was in the best interests of the Emerging Markets Multi-Strategy Portfolio.

Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio and Lazard International Realty Equity Portfolio

At the meeting of the Fund’s Board held on August 3, 2011, the Board considered the approval of the Management Agreement between the Fund, on behalf of the U.S. Realty Income Portfolio, the U.S. Realty Equity Portfolio and the International Realty Equity Portfolio (collectively, the “New Portfolios”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the June 1, 2011 meeting (the “June Meeting”) for the existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 23 active portfolios comprised approximately $22 billion of the $161.6 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2011); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Investment Manager’s representatives confirmed that there had been no material changes to the information provided to the Board in connection with the June Meeting. The Board received a presentation on the New Portfolios from members of the New Portfolios’ anticipated management team, including the strategies to be employed for the New Portfolios and the New Portfolios’ portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $22 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through June 30, 2011) information prepared by Lipper, noting the limitations of certain comparison Groups. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fees and anticipated expense ratios for the New Portfolios and the comparisons provided by Lipper, which compared contractual management fees and projected expense ratios for each New Portfolio to its respective Group, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the rankings used therein did not include fixed dollar amounts paid to administrators (which, for the New Portfolios, would be paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees were not material to the New Portfolios’ ex-

164  Annual Report

pense ratios, but could affect rankings if included in Lipper’s analysis. The proposed management fee for each of the New Portfolios was lower than its respective Group median, and the projected net expense ratio for each New Portfolio was competitive with the relevant Group median. There were no Similar Accounts for the New Portfolios.

Performance. Although the Investment Manager has no history in managing the New Portfolios, the Lipper materials included a presentation of the performance of the funds from which assets were to be transferred to each corresponding New Portfolio (the “Predecessor Funds”), because the portfolio managers of the Predecessor Funds were anticipated to manage the New Portfolios. Although the Predecessor Funds’ performance was favorable on an absolute basis, it was below performance Group medians for the periods presented. Representatives of the Investment Manager discussed differences between the Predecessor Funds and the funds in the comparison Groups and provided supplemental performance information, including performance compared to each Predecessor Fund’s respective benchmark index and a competitor peer grouping, which showed favorable relative performance for each Predecessor Fund since inception in 2008.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of the New Portfolios’ assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the New Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and the extent to which economies of scale would be realized as the New Portfolios grow and whether fee levels would reflect such economies of scale, if any. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolios until assets grew well beyond the initial assets anticipated to be contributed by the Predecessor Funds, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolios for three years following the New Portfolios’ commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolios. The Investment Manager’s representatives referred to information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolios would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolios’ Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolios. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a $161.6 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolios.

•	The Board concluded that the New Portfolios’ fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the New Portfolios increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolios.

Annual Report  165

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolios was in the best interests of the New Portfolios.

Lazard Global Fixed Income Portfolio

At the meeting of the Fund’s Board held on November 17, 2011, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Global Fixed Income Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the June 1, 2011 and August 3, 2011 meetings (the “Previous Meetings”) for other funds advised by the Investment Manager or an affiliate relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 26 active portfolios comprised approximately $17.4 billion of the $135.8 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2011); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Investment Manager’s representatives confirmed that there had been no material changes to the information provided to the Board in connection with the Previous Meetings. The Board received a presentation on the Global Fixed Income Portfolio from members of the Global Fixed Income Portfolio’s anticipated management team, including the strategies to be employed for the Global Fixed Income Portfolio and the Global Fixed Income Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Global Fixed Income Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $17.4 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, noting the limitations of the two comparison Groups. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Global Fixed Income Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the Global Fixed Income Portfolio to the Groups, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the rankings used therein did not include fixed dollar amounts paid to administrators (which, for the Global Fixed Income Portfolio, would be paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees were not material to the Global Fixed Income Portfolio’s expense ratios, but could affect rankings if included in Lipper’s analysis. The proposed management fee and expense ratios for the Global Fixed Income Portfolio Institutional Shares were lower than the relevant comparison Group medians, and the proposed management fee and expense ratio for the Global Fixed Income Portfolio Open Shares were higher than the relevant comparison Group medians.

The Directors also considered management fees paid to the Investment Manager by Similar Accounts. The Directors discussed the fees to be paid to the Investment Manager

166  Annual Report

compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services to be provided to the Global Fixed Income Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the Global Fixed Income Portfolio’s management fees.

Performance. The Directors also considered the performance of a composite of accounts managed by the portfolio managers in a similar strategy to that contemplated for the Global Fixed Income Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the Global Fixed Income Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Global Fixed Income Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the Global Fixed Income Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Global Fixed Income Portfolio and the extent to which economies of scale would be realized as the Global Fixed Income Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Global Fixed Income Portfolio until assets grew, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Global Fixed Income Portfolio for at least one year following the Global Fixed Income Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Global Fixed Income Portfolio. The Investment Manager’s representatives referred to information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Global Fixed Income Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Global Fixed Income Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Global Fixed Income Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a $135.8 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Global Fixed Income Portfolio.

•	The Board concluded that the Global Fixed Income Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the Global Fixed Income Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Global Fixed Income Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Global Fixed Income Portfolio was in the best interests of the Global Fixed Income Portfolio.

  Annual Report 167

Certain Index Disclosures

The “Dow Jones U.S. Select Real Estate Securities IndexSM” is a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones U.S. Select Real Estate Securities IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME and have been sub-licensed for use for certain purposes by the Investment Manager. Lazard Realty Income Portfolio and Lazard U.S. Realty Portfolio, which compare their performance to the Dow Jones U.S. Select Real Estate Securities IndexSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates and Dow Jones, CME and their respective affiliates make no representation regarding the advisability of investing in such product(s).

“Wells Fargo Hybrid and Preferred Securities” and “WHPS” are service marks of Wells Fargo & Company. Wells Fargo & Company does not guarantee the accuracy or completeness of the Wells Fargo Hybrid and Preferred Securities REIT Index (“WHPS”) and shall have no liability for any errors, omissions or interruptions to publication. Wells Fargo & Company does not sponsor or advise any product or service that references WHPS, nor does Wells Fargo & Company represent that any use of WHPS by any person is appropriate, suitable or fit for the uses to which it is put.

BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

168  Annual Report

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2011 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2011:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2011 Form 1099-DIV.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	100.00
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	6.62
Global Listed Infrastructure	66.78
International Equity	100.00
International Equity Select	90.60
International Strategic Equity	100.00
International Small Cap Equity	100.00
Emerging Markets Equity	82.66
Developing Markets Equity	39.29
Emerging Markets Equity Blend	66.93
Emerging Markets Multi-Strategy	86.56
Emerging Markets Debt	—
U.S. Realty Income	13.28
U.S. Realty Equity	1.72
International Realty Equity	19.96
U.S. High Yield	—
U.S. Municipal	—
Capital Allocator Opportunistic Strategies	100.00

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	100.00
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	15.67
Global Listed Infrastructure	11.48
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Emerging Markets Equity	—
Developing Markets Equity	—
Emerging Markets Equity Blend	—
Emerging Markets Multi-Strategy	—
Emerging Markets Debt	—
U.S. Realty Income	13.21
U.S. Realty Equity	1.96
International Realty Equity	—
U.S. High Yield	—
U.S. Municipal	—
Capital Allocator Opportunistic Strategies	10.30

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Annual Report  169

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2012 Lazard Asset Management LLC

12/11 LZDPS013

Lazard Funds

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $593,500 in 2010 and $778,650 in 2011.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $113,300 in 2010 and $161,900 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $113,300 in 2010 and $161,900 in 2011. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By       /s/ Charles L. Carroll

Charles L. Carroll

Chief Executive Officer

Date    March 12, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Charles L. Carroll

Charles L. Carroll

Chief Executive Officer

Date    March 12, 2012

By       /s/ Stephen St. Clair

Stephen St. Clair

Chief Financial Officer

Date    March 12, 2012